[PHOTO]


VANGUARD
FIXED INCOME
SECURITIES FUND

Annual Report
January 31, 1997


THE VANGUARD GROUP:
LINKING TRADITION
AND INNOVATION


At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]


VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.




                                    CONTENTS


                                  A Message To
                                Our Shareholders

                                       1


                                  The Markets
                                 In Perspective

                                       6


                                  Report From
                                  The Advisers

                                       7


                                   Portfolio
                                    Profiles

                                       11


                                  Performance
                                   Summaries

                                       21


                                   Financial
                                   Statements

                                       30


                                   Report Of
                                  Independent
                                  Accountants

                                       48


                                 Directors And
                                    Officers

                               Inside Back Cover

[PHOTO]

John C. Bogle

[PHOTO]

John J. Brennan



FELLOW SHAREHOLDER,


As if fatigued from its extraordinary climb the previous year, the bond market slipped a notch in the twelve months ended January 31, 1997, the fiscal year for Vanguard Fixed Income Securities Fund. Interest rates increased substantially for all but the shortest maturities. As veteran fixed-income investors would know to expect, the biggest damage done by the rate increase was to the prices of long-term securities.

     Returns from the nine Vanguard Portfolios varied considerably but, again as you would expect, were right in line with the sectors of the bond market they represent. Our High Yield Corporate Portfolio shrugged off the rise in rates to post a solid absolute return. Seven of the eight other Portfolios also produced positive returns for the fiscal year, although their performances were impeded by the rise in interest rates. Only our Long-Term U.S. Treasury Portfolio, which is the most sensitive to interest-rate changes, suffered a negative return for fiscal 1997. The adjacent table presents the total return (capital change plus reinvested dividends) for each Portfolio for the twelve months, broken down into its capital and income components. It also shows each Portfolio's yield as of January 31.

     Per-share figures for each Portfolio, including net asset values, income dividends, and any distributions from net realized capital gains, are presented in the table following this letter.

-----------------------------------------------------------------------
                                   FISCAL YEAR ENDED JANUARY 31, 1997
                                   ------------------------------------
                                               COMPONENTS
                                             OF TOTAL RETURN
                                             ----------------
                                    TOTAL   INCOME    CAPITAL   CURRENT
VANGUARD PORTFOLIO                 RETURN   RETURN     RETURN    YIELD*
-----------------------------------------------------------------------
Short-Term Portfolios
  U.S. Treasury                     +3.9%    +5.8%      -1.9%     5.91%
  Federal                           +4.5     +6.2       -1.7      5.93
  Corporate                         +4.5     +6.2       -1.7      6.18
-----------------------------------------------------------------------
Intermediate-Term Portfolios
  U.S. Treasury                     +1.3%    +6.2%      -4.9%     6.42%
  Corporate                         +2.3     +6.5       -4.2      6.84
  GNMA                              +5.2     +7.3       -2.1      6.98
-----------------------------------------------------------------------
Long-Term Portfolios
  U.S. Treasury                     -1.8%    +6.4%      -8.2%     6.72%
  Corporate                         +0.9     +6.9       -6.0      7.24
-----------------------------------------------------------------------
High Yield Corporate                +9.0%    +9.3%      -0.3%     8.69%
-----------------------------------------------------------------------

*30-day annualized yield.

FISCAL 1997 PERFORMANCE OVERVIEW

Conditions that proved ideal for a continuance of the bull market in stocks--steady economic growth, rising corporate profits, low unemployment, and a quiescent inflation rate--weren't quite good enough to suit fixed-income investors in fiscal 1997. As a result, the bond market provided returns that seemed downright paltry in comparison with the rich rewards bestowed by stocks. The entire U.S. stock market (as measured by the Wilshire 5000 Equity Index) provided a total return of +24.4% in the twelve months ended January 31, on top of a +37.1% gain the previous fiscal year.

     The U.S. bond market, on the other hand, provided a return of +3.3% for the year (as measured by the Lehman Brothers Aggregate Bond Index), a far cry from its powerful +17.0% gain a year earlier.

     Although it often gets credit or blame for bond-market movements, the Federal Reserve Board maintained a hands-off monetary policy in fiscal 1997. After cutting short-term interest rates by 0.25 percentage point (25 basis points) at the end of January 1996, the Fed left them alone for the following twelve months. As a result, short-term interest rates traded within a very narrow band (0.45 percentage point) and ended the year a mere 10 basis points higher than they were when fiscal 1997 began.

     Investors in longer-term securities, however, worried with every positive economic indicator that the economy was doing too well. The fear was that robust growth in employment would put upward pressure on wages and, ultimately, on the inflation rate. Although evidence of a general upsurge in the prices of goods and services failed to materialize (the Consumer Price Index rose 3.1% during the fiscal year), inflation anxiety did cause an upsurge in interest rates. From January 31 to mid-June, the yield on the long-term U.S. Treasury bond rose from 6.03% to 7.19%, or more than one percentage point. Thereafter, the inflation worries subsided a bit and the yield on the long Treasury bond followed suit, declining to 6.79% by our fiscal year-end on January 31.

     In this environment, our Portfolios performed just about as one would expect. The net asset values of our Short-Term Portfolios were relatively resistant to the increase in rates, owing to their average maturities of roughly 21/2 years. For our Intermediate-Term Portfolios, which are roughly twice as sensitive as the short-term ones to changes in interest rates, the price declines were proportionately greater, though their interest income was sufficient to produce positive total returns. Finally, our two Long-Term Portfolios, twice as sensitive again, experienced the greatest share-price declines, pretty much offset by their interest income.

     With somewhat more moderate interest-rate fluctuations and higher yields, mortgage-backed securities performed favorably in comparison with other intermediate-term securities. The narrowing of the yield spread between mortgage-backed securities and intermediate-term Treasury and corporate securities meant that the GNMA Portfolio's share-price decline was only about half as severe as those of our two regular Intermediate-Term Portfolios.

     As noted above, solid economic growth in fiscal 1997 tended to depress bond prices because of fear of inflation. However, a strengthening economy has a different implication for investors in high-yield bonds. These debt securities, of course, are issued by companies whose finances are not strong enough to earn investment-grade credit ratings. A stronger economy, which implies increasing corporate sales and cash flow, reduces the risk that bond issuers will default on their debts and, therefore, boosts the attractiveness of the securities. In the market for high-yield corporate bonds, the positive and negative implications

----------------------------------------------------------------------------
                                                   TOTAL RETURNS
                                        FISCAL YEAR ENDED JANUARY 31, 1997
                                       -------------------------------------
                                                      AVERAGE
                                       VANGUARD     COMPETITIVE
PORTFOLIO                                FUND          FUND       DIFFERENCE
----------------------------------------------------------------------------
Short-Term U.S. Treasury                +3.9%          +3.4%         +0.5%
Short-Term Federal                      +4.5           +3.6          +0.9
Short-Term Corporate                    +4.5           +4.1          +0.4
----------------------------------------------------------------------------
Intermediate-Term U.S. Treasury         +1.3%          +1.6%         -0.3%
Intermediate-Term Corporate             +2.3           +2.8          -0.5
GNMA                                    +5.2           +3.8          +1.4
----------------------------------------------------------------------------
Long-Term U.S. Treasury                 -1.8%          +0.2%         -2.0%
Long-Term Corporate                     +0.9           +2.2          -1.3
----------------------------------------------------------------------------
High Yield Corporate                    +9.0%         +12.5%         -3.5%
----------------------------------------------------------------------------

of a stronger economy pretty much canceled each other out. The total return of the bonds was essentially equal to the interest income they generated, leaving high-yield bonds the year's highest-performing sector.

     When our performance is compared with that of our competitors, fiscal 1997 was, frankly, a so-so year. Only four of our nine Portfolios provided higher returns than their respective peers. Our results for the year were in sharp contrast to our usual dominance over the competition. Over the past thirteen years, out of 82 year-by-year comparisons (the figure reflects our Portfolios' varied inception dates), we provided superior returns relative to competitive norms in 66 cases, a success rate of 80%. The past year's results are shown in the table on the facing page.

     As we explained in the Annual Report for fiscal 1996, when each of our Portfolios outperformed its peer group, our Portfolios carry somewhat longer maturities than their average competitors in each maturity and quality category. This means, as we said then, that "our net asset values may rise more when interest rates fall (as in the past year), but decline more when interest rates rise." This tendency is greatest, as you might expect, in the Intermediate- and Long-Term Portfolios.

     Our High Yield Portfolio, which shows the biggest lag, suffered relative to competitors in fiscal 1997 because of the higher average credit quality of its holdings (Ba2 versus B for the average high-yield fund). The lowest rungs on the credit-quality ladder benefited more from the salutary effects of economic growth than did the less-speculative securities in our Portfolio.

     We note that the same factors that worked against us in fiscal 1997 have in other years redounded to our benefit. We believe that our investment policies are the soundest for the long pull.

LONG-TERM PERFORMANCE OVERVIEW

In sum, it takes time to test the mettle of any mutual fund. We believe that a fund's long-term record is more significant than any one year's results. The Performance Summaries on pages 21 through 29 present the long-term results for our Portfolios, including charts

------------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL RETURNS
                                                              10 YEARS ENDED JANUARY 31, 1997
                                    ------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL RATE            FINAL VALUE OF A $10,000 INITIAL INVESTMENT
                                    ------------------------------           -------------------------------------------
                                                   AVERAGE                                     AVERAGE
                                    VANGUARD     COMPETITIVE     VANGUARD      VANGUARD      COMPETITIVE     VANGUARD
PORTFOLIO                           PORTFOLIO       FUND         ADVANTAGE     PORTFOLIO        FUND         ADVANTAGE
------------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury*             +6.1%         +5.4%          +0.7%        $13,677        $13,209        $  468
Short-Term Federal*                   +7.5          +6.8           +0.7          19,223         18,202         1,021
Short-Term Corporate                  +7.6          +6.7           +0.9          20,749         19,178         1,571
------------------------------------------------------------------------------------------------------------------------
Intermediate-Term U.S. Treasury*      +7.9%         +6.8%          +1.1%        $14,941        $14,105        $  836
Intermediate-Term Corporate*          +5.8          +4.9           +0.9          12,007         11,686           321
GNMA                                  +8.5          +7.5           +1.0          22,545         20,585         1,960
------------------------------------------------------------------------------------------------------------------------
Long-Term U.S. Treasury               +8.6%         +6.9%          +1.7%        $22,806        $19,454        $3,352
Long-Term Corporate                   +9.2          +7.6           +1.6          24,037         20,816         3,221
------------------------------------------------------------------------------------------------------------------------
High Yield Corporate                  +9.3%         +9.1%          +0.2%        $24,296        $23,970        $  326
------------------------------------------------------------------------------------------------------------------------

*Since inception: Short-Term Federal, December 31, 1987; Short-Term U.S.
 Treasury and Intermediate-Term U.S. Treasury, October 28, 1991;
 Intermediate-Term Corporate, November 1, 1993.

showing each Portfolio's cumulative returns for the past ten years (or its lifetime) and year-by-year breakdowns of the income and capital returns earned by each. The previous table summarizes the long-term total returns of each Portfolio relative to the average return of comparable fixed-income mutual funds during the same periods. It also shows how a $10,000 investment in each fund would have grown over the periods involved.

     As the table shows, each of our Portfolios, without exception, has outperformed its average competitor over these longer-term periods. The annual average margins of superiority range from a quite-modest 0.2 percentage point to a quite-substantial 1.7 percentage points. Over the years, the "Vanguard advantage" can amount to significant sums, ranging from 3% to 34% of the initial amount invested ($300 to $3,400 on the initial $10,000 stake; i.e., "real money"). We note that for three Portfolios, the periods since inception are not truly long-term records: about five years for our Short-Term and Intermediate-Term U.S. Treasury Portfolios; about three years for our Intermediate-Term Corporate Portfolio.

     We emphasize that future absolute returns from our Portfolios and competing funds may be lower or higher than those shown in the table. In general, the periods covered in the table were favorable for bond funds of all types because of a downtrend in interest rates. At the same time, we firmly believe that our Portfolios will continue to provide returns that are more than competitive with industry norms. The principal reason for our confidence on this point is the significant cost advantage we enjoy over our peers.

     The expense ratios of the Portfolios of Vanguard Fixed Income Securities Fund averaged but 0.26% of average net assets in fiscal 1997. These costs--which directly reduce the income available to be passed through to bond fund investors--are far lower than the 1.05% expense ratio for the average fixed-income mutual fund. The difference of roughly 0.80% is equivalent to nearly $8 for each $1,000 in assets. Our "head start" of that dimension is very difficult for funds with similar maturity and quality characteristics to overcome year after year. And unlike bond returns, which will change unpredictably from year to year as interest rates fluctuate, low cost is a relatively predictable factor in enhancing the net returns investors receive. We believe our cost advantage is sustainable.

     Low cost is not the only ingredient in our long-term success. Two other critical factors are our advisers, who manage our Portfolios with outstanding expertise and professionalism, and our policy of maintaining our Portfolios' maturities and credit-quality standards within clearly defined limits.

     The Performance Summary charts that follow also compare the returns of each Portfolio with that of an unmanaged index benchmark. Over time, we have come very close to matching these bond market indexes, which are very tough standards for actively managed bond funds. The indexes exist only on paper and are not burdened by the operating, advisory, and securities-transaction costs that all actual mutual funds bear to one degree or another. Although our Portfolios generally fell slightly short of the index benchmarks in the long-term comparisons, we come far closer than our average competitors to keeping up with these theoretical standards.

IN SUMMARY

The dazzling performance of the stock market during the past two years--the Wilshire 5000 Index provided a cumulative return of about +70%--has made the bond market's return of about +20% seem lackluster by comparison, especially in light of bonds' subpar performance in fiscal 1997. But we believe that bond funds remain a crucial element in a balanced investment program. Many equity fund investors today have experienced only upside volatility--after all, the U.S. stock market has been rising for nearly 15 years, with only a few, relatively brief setbacks. But sooner or later, these investors will become acquainted with the downside of stock-market volatility. At such times, the income and relative stability of principal that bond funds provide are extremely welcome, and investors are reminded of the reason a fixed-income component belongs in most long-term investment programs.

     We shall continue to operate Vanguard Fixed Income Securities Fund as we have in the past, providing professionally managed, carefully structured, high-quality bond funds at the lowest costs in the mutual fund industry. Just as we will "stay the course" in managing our Portfolios, we suggest that investors stay the course with diversified, balanced investment programs appropriate to their financial goals and circumstances.


/s/ JOHN C. BOGLE                                       /s/ JOHN J. BRENNAN

Chairman of the Board                                   President

February 19, 1997






PORTFOLIO STATISTICS
----------------------------------------------------------------------------------------------------------------------
                                                          NET ASSET
                                                        VALUE PER SHARE               TWELVE-MONTHS
                                                    ----------------------       -----------------------
                                                    JAN. 31,      JAN. 31,        INCOME         CAPITAL       CURRENT
PORTFOLIO                                             1996          1997         DIVIDENDS        GAINS*       YIELD**
----------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury                             $10.36        $10.16          $0.586        $0.00           5.91%
Short-Term Federal                                    10.28         10.11           0.615         0.00           5.93
Short-Term Corporate                                  10.94         10.75           0.663         0.00           6.18
----------------------------------------------------------------------------------------------------------------------
Intermediate-Term U.S. Treasury                      $10.90        $10.37          $0.649        $0.00           6.42%
Intermediate-Term Corporate                           10.17          9.72           0.639        0.020           6.84
GNMA                                                  10.45         10.23           0.727         0.00           6.98
----------------------------------------------------------------------------------------------------------------------
Long-Term U.S. Treasury                              $10.73        $ 9.84          $0.655       $0.013           6.72%
Long-Term Corporate                                    9.43          8.71           0.619        0.154           7.24
----------------------------------------------------------------------------------------------------------------------
High Yield Corporate                                 $ 7.89        $ 7.87          $0.688        $0.00           8.69%
----------------------------------------------------------------------------------------------------------------------

 *Includes both long-term and short-term capital gains distributions. **SEC 30-day annualized yield.

THE MARKETS IN PERSPECTIVE: FISCAL YEAR ENDED JANUARY 31, 1997

U.S. EQUITY MARKETS

With investors' confidence backed by steady economic growth, low inflation, and rising earnings, the stock market rose in fiscal 1997 by 26.3%, as measured by the Standard & Poor's 500 Composite Stock Price Index.

     Investors strongly favored larger companies, such as those that dominate the S&P 500 Index. Smaller companies generally posted solid absolute results but could not keep pace with the largest companies, with the 19.0% return of the Russell 2000 Index of small stocks lagging the S&P 500 Index by 7.3 percentage points.

U.S. FIXED-INCOME MARKETS

The fiscal year saw an overall rise in interest rates that reflected concern about the prospects for increasing inflation, due to indications of greater than expected strength in the economy. At January 31, 1997, the 30-year U.S. Treasury yield was 6.79%, noticeably higher than its 6.03% level one year earlier.

     A year ago, the general expectation was that modest economic growth and benign inflation would continue. This complacent view was shattered by a succession of economic reports indicating that the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly: The 30-year Treasury bond's yield jumped from 6.03% on January 31, 1996, to 6.74% in mid-March. As it turned out, most of the worry was wasted:
Inflation, as measured by the Consumer Price Index, remained at an annualized rate of 3.1%. But increasing signs of growth during the past three months reignited inflation concerns and caused bonds to finish the fiscal year on a sour note.

-----------------------------------------------------------------------------
                                                AVERAGE ANNUALIZED RETURNS
                                              PERIODS ENDED JANUARY 31, 1997
                                             --------------------------------
                                             1 YEAR      3 YEARS      5 YEARS
-----------------------------------------------------------------------------
Equity
    S&P 500 Index                             26.3%        20.8%        17.1%
    Russell 2000 Index                        19.0         13.3         14.3
    MSCI-EAFE Index                            2.2          4.5          8.2
-----------------------------------------------------------------------------
Fixed-Income
    Lehman Aggregate Bond Index                3.3%         5.7%         7.4%
    Lehman 10-Year Municipal
      Bond Index                               3.9          5.0          7.5
    Salomon 90-Day U.S. Treasury Bills         5.2          5.1          4.4
-----------------------------------------------------------------------------
Other
    Consumer Price Index                       3.1%         2.9%         2.9%
-----------------------------------------------------------------------------

     There were three relatively bright spots in the bond market: corporate bonds, mortgage-backed issues, and municipals. Corporate bonds, especially those of lower credit quality, performed well relative to Treasuries, because of general confidence in companies' ability to meet payments. The stable-to-rising interest-rate environment throughout most of the year benefited mortgage-backed securities as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts.

INTERNATIONAL EQUITY MARKETS

The Morgan Stanley Capital International-Europe, Australasia, Far East Index showed a 2.2% return for the year ended January 31--a result that conceals a striking disparity between the European and Pacific markets. Europe's markets provided U.S. investors with a gain of 20.8%, while the Pacific markets declined -16.0%.

REPORT FROM VANGUARD FIXED INCOME GROUP
SHORT-TERM U.S. TREASURY, FEDERAL, AND CORPORATE PORTFOLIOS; INTERMEDIATE-TERM U.S. TREASURY AND CORPORATE PORTFOLIOS; AND LONG-TERM U.S. TREASURY PORTFOLIO


A "RODNEY DANGERFIELD" YEAR FOR BONDS

The bond markets were distinctly unfriendly, if not downright disrespectful, to investors in the fiscal year ended January 31, 1997. Interest rates rose along the entire spectrum of maturities familiarly known as the Treasury "yield curve." As the table below shows, yields rose about 0.7% for 1-year securities, about 1.0% for 5-year notes, and about 0.8% for 30-year bonds.

     The upward movement in interest rates produced price declines for notes and bonds that offset much, if not all, of the respective securities' interest income. It will come as no surprise to observant investors, therefore, that fiscal 1997 produced generally forgettable total returns in the low single digits. Returns appeared all the more lackluster when compared with the scorching performance of the stock market, which turned in yet another spectacular year.

     Looking forward, it's fair to say that the prevailing market conditions (with their higher available yields) look appreciably more appealing than those of 12 months ago. However, time will tell whether fiscal 1998 really turns out better than last year.

----------------------------------------------------
           YIELDS ON TREASURY NOTES AND BONDS
----------------------------------------------------
MATURITY            1/31/98    1/31/97        CHANGE
----------------------------------------------------
1 Year                4.89%      5.57%        +0.68%
2 Years               4.92       5.92         +1.00
3 Years               5.03       6.04         +1.01
5 Years               5.23       6.25         +1.02
10 Years              5.58       6.49         +0.91
30 Years              6.03       6.79         +0.76
----------------------------------------------------
Source: Bloomberg


     The Portfolios of Vanguard Fixed Income Securities Fund performed pretty much in line with the anemic bond market during the past 12 months. The Short-Term Portfolios--U.S. Treasury, Federal, and Corporate--proved most resistant to the rise in interest rates (a direct by-product of their conservative two- to three-year average maturities), and generated total returns of about 4.0% to 4.5%. These Portfolios, while much more volatile than money market funds, are very attractive to investors with three- to five-year horizons seeking higher income than that available from securities with very short-term (one year or under) maturities. Over most past rolling two- and three-year intervals, these Portfolios have provided relatively robust and consistent performance.

     The Intermediate-Term U.S. Treasury and Corporate Portfolios generated lower total returns in fiscal 1997 than their shorter brethren, owing to their longer average maturities. Their net asset values are about twice as sensitive to changes in interest rates as are the net asset values of the Short-Term Portfolios. Consequently, the Intermediate-Term Portfolios dropped proportionately more in price during the market downturn. What these Portfolios surrender in price stability, however, they pick up in income and dividend durability. Simply put, the Intermediate-Term Portfolios "hang on" to their dividends roughly twice as long as do the Short-Term Portfolios.

     The "champion" of the dividend-durability contest is the Long-Term U.S. Treasury Portfolio. In years like


         INVESTMENT PHILOSOPHY

         The Fund reflects a belief that no one bond portfolio is right for all investors. The Fund offers an array of Portfolios with specific maturity and quality characteristics so investors can select the Portfolio or combination of Portfolios appropriate to their needs.

fiscal 1996, when interest rates fell sharply, this durability resulted in a meaningful and beneficial increment to the Portfolio's total return. Unfortunately, in fiscal 1997, it was akin to backing the heaviest contestant in a flotation tournament. The Portfolio's extremely long (20+ years) average maturity caused its net asset value to sink further than those of our other Portfolios. Indeed, this Portfolio's price sensitivity to interest-rate changes is twice that of the Intermediate-Term Portfolios and four times that of the Short-Term Portfolios. Details of each Portfolio's returns relative to the broad market and competing funds are given in the Message To Shareholders, which begins on page 1. Suffice it to say, it's good to get this kind of year behind us.

WHAT'S IN STORE FOR FISCAL 1998?

Accurate forecasts of the financial markets are difficult, if not impossible, to achieve. The problem lies not only with predicting the economic variables that influence interest rates, but also with predicting how market participants will react to those changing variables. The economist John Maynard Keynes captured the essence of this conundrum when he likened the financial markets to a contest whose object is to predict the winner of a beauty pageant. The trick is not to pick the most beautiful contestant, but to pick the one whom the judges will select as most beautiful. The years 1995 and 1996 are vivid examples of this "self-referential" kind of contest. As far as inflation measures are concerned, the years were essentially identical, as the above table shows.

-----------------------------------------------------
INFLATION RATES AND BOND RETURNS       1995      1996
-----------------------------------------------------
GDP Implicit Price
   Deflator* (change)                  2.6%      2.0%
CPI (change)                           2.6       3.3
Total Return: Lehman
   Aggregate Bond Index               18.5       3.6
-----------------------------------------------------

*The broadest statistical measure of inflation in the U.S. economy.

     In both years, inflation was effectively dormant. But what a difference a year makes for the bond market. The perceptions of the judges (market participants) as to the future were dramatically different in each year and were the source of both the dazzling 1995 performance of the bond market and its lackluster showing in 1996. In 1997, expectations will probably continue to be just as important as reality, if not more so. What do we expect? Given the current state of economic affairs, we anticipate relatively low volatility in bond prices. With luck, this scenario will produce total returns for the Portfolios close to their dividend distribution yields. Our Portfolios are positioned (with respect to quality, sector, and maturity) to perform well under these conditions.

     On that note, it is appropriate to underscore the Vanguard expense advantage. During periods of low price volatility, the main source of a bond portfolio's total return is its coupon income, distributed to shareholders in the form of dividends. With yields available on investment-grade bonds in the mid-single digits, every basis point (1/100th of a percentage point) counts, and investors should seek out the most efficient investments available. On this score there are few, if any, serious competitors to Vanguard. At the risk of preaching to the converted, we reiterate and reaffirm our enduring competitive edge. All but a tiny sliver of the interest income earned by Vanguard's bond portfolios goes directly to the shareholders' "bottom line." In the long run, that's what counts.

Ian A. MacKinnon, Senior Vice President
Robert F. Auwaerter, Principal
John W. Hollyer, Principal
Stephen J. Mahoney, Assistant Portfolio Manager               February 12, 1997

REPORT FROM WELLINGTON MANAGEMENT COMPANY, LLP
GNMA, LONG-TERM CORPORATE, AND HIGH YIELD CORPORATE PORTFOLIOS


     Although economic statistics or interest-rate movements may affect the GNMA, Long-Term Corporate, and High Yield Corporate Portfolios differently, all three are influenced strongly by monetary policy. Since lowering short-term interest rates on January 31, 1996, the Federal Reserve Board has left monetary policy unchanged. Longer-term rates rose, however, and yields fluctuated within roughly a one-percentage-point band. Inflation remained at an annual rate of around 3%.

     In this environment of steady inflation, moderate growth, stable short rates, and rising long rates, high-yield bonds outperformed the two other sectors. Long-term, investment-grade corporate bonds suffered the most because of their sensitivity to rising long rates. Mortgage returns were between those of long corporate bonds and high-yield securities. With long rates 80 basis points (0.80%) higher now than a year ago, and with little change anticipated in inflation or economic-growth rates, we expect long-term, investment-grade corporate bonds and mortgage-backed securities to perform better in the coming fiscal year than they did in fiscal 1997. High-yield bonds should again "earn their coupons."

GNMA PORTFOLIO

Interest rates declined slightly during the second half of fiscal 1997, but the change was minor compared with fluctuations since the great interest-rate decline of 1993. The relative stability meant that GNMAs weren't buffeted by the unsettling effects of either mortgage refinancing, which picks up during periods of declining interest rates, or declining security prices, a by-product of rising interest rates. The result was that investors began once again to appreciate the benefits of the GNMA sector. With interest-rate volatility low and refinancing stable, GNMAs capitalized on their yield advantage to provide total returns exceeding those of comparable U.S. Treasury securities.

     We continue to believe that the GNMA sector will provide attractive returns relative to U.S. Treasuries or other very high-quality securities. The GNMA yield advantage remains substantial, at roughly 1.10%, and we do not believe that interest rates will fall far enough to generate large-scale mortgage refinancing. As investors continue to be drawn to those areas of the fixed-income market that offer competitive yield and high quality, GNMAs will remain a logical choice. The Portfolio is invested solely in GNMA securities, with a modest amount of cash. The Portfolio's average coupon is 7.6%.

LONG-TERM CORPORATE PORTFOLIO

This Portfolio's average maturity is over 20 years, in keeping with its charter as a long-term, investment-grade corporate bond fund. Although long-term interest rates fell approximately 20 basis points in the second half of the fiscal year, they were still 80 basis points higher than when the fiscal year began. The increase in yields hurt the Portfolio's net asset value, which is extremely sensitive to changes in long-term rates. The Portfolio's duration was raised modestly over the year as rates rose. With long-term corporate bonds now offering a yield premium in excess of 3% over inflation, we are locking up these attractive yields by extending the Portfolio's duration. The Portfolio has excellent call protection so that a majority of the higher-coupon securities cannot be redeemed by their issuers if rates decline. Thus the Portfolio's income stream has protection from falling interest rates.

     The major risk to this Portfolio would be a rise in long-term interest rates. More than half of the Portfolio is invested in corporate bonds with an average maturity longer than 15 years. Cash is minimal. The Portfolio's duration is slightly under nine years, which implies that the principal value of the bonds could change 9% with a 1% change in market interest rates.

     The second risk always present in this Portfolio is that the creditworthiness of the corporate issuers may deteriorate. To mitigate this risk, the Portfolio is well-diversified by issuer and industry, and more than 90% of assets are invested in issues rated A or better. We do not own below-investment-grade corporate bonds, debt of emerging-market nations, or bonds denominated in non-U.S. currencies. We will continue to emphasize corporate bonds issued by well-established larger companies with stable operating histories. Treasuries and mortgage-backed securities will not exceed 20% of assets.

HIGH YIELD CORPORATE PORTFOLIO

The below-investment-grade market had a relatively strong year even though interest rates rose. Below-investment-grade bonds usually outperform higher-quality bonds when investors are anticipating strong economic growth and when interest rates are rising moderately.

     Because the economy behaved so well in 1996, the default rate by companies rated below investment grade was minimal. Since we expect similar economic growth this year, the default rate should remain low, and we will continue to emphasize large, economically sensitive issuers. We do not anticipate any major problems in the economy that would cause the Portfolio to suffer meaningful deterioration in credit quality.

     We must be vigilant, however, in examining the large number of new issues. With strong cash flows into high-yield bond funds, the quality of the new companies coming to market could slip if bond investors lower their credit standards. While the stock market is strong, which buoys the high-yield market, and while liquidity in the banking system is ample, it remains critically important to be selective in bond purchases. Individual investment mistakes in the high-yield market are costly, since the value of the securities can erode severely and very quickly.

     We exercise in-depth credit research on each company and emphasize diversification; the Portfolio owns more than 100 issuers, representing a broad range of industries and companies. Our holdings continue to be focused on cash-paying issues rated B or better. We maintain a modest U.S. Treasury reserve in the event that liquidity is necessary. In short, we emphasize relatively higher-quality bonds in the below-investment-grade sector.

Paul D. Kaplan, Senior Vice President and Portfolio Manager
Earl E. McEvoy, Senior Vice President and Portfolio Manager

February 10, 1997

PORTFOLIO PROFILE: SHORT-TERM U.S. TREASURY PORTFOLIO
JANUARY 31, 1997

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
---------------------------------------------
Number of Issues                           27
Yield                                    5.9%
Yield to Maturity                        6.0%
Average Coupon                           6.8%
Average Maturity                    2.3 years
Average Quality                 U.S. Treasury
Average Duration                    2.1 years
Expense Ratio                           0.25%
Cash Reserves                            1.1%

VOLATILITY MEASURES
---------------------------------------------
                        SHORT-TERM     LEHMAN
                     U.S. TREASURY     INDEX*
---------------------------------------------
R-Squared                     0.92       1.00
Beta                          0.50       1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
---------------------------------------------
Under 1 Year                             2.1%
1-5 Years                               95.7
5-10 Years                               2.2
10-20 Years                               --
20-30 Years                               --
Over 30 Years                             --
---------------------------------------------
Total                                  100.0%


INVESTMENT FOCUS
-----------------------------------------------
[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
U.S. Treasury                            100.0%

[PHOTO]

AVERAGE COUPON. The average interest rate, expressed as a percentage of face value, paid on the securities held by a portfolio.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To estimate the price sensitivity of a portfolio, multiply its duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies assign ratings after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa indicating the most creditworthy corporate bond issuers.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

DISTRIBUTION BY COUPON. A breakdown of the securities in the portfolio according to coupon rate, the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Mortgage-backed securities, especially those with unusually high coupon rates, are subject to prepayment risk, the possibility that the principal of the underlying mortgage loans will be repaid early as homeowners refinance with new, lower-rate mortgage loans.

DISTRIBUTION BY CREDIT QUALITY. An indicator of the risk of default or other credit problems on securities held by a portfolio.

DISTRIBUTION BY ISSUER. A breakdown of a portfolio's holdings by type of issuer or type of instrument.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates. Callable securities trading at prices above their par values are treated as if coming due on their earliest redemption date.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE: SHORT-TERM FEDERAL PORTFOLIO
JANUARY 31, 1997

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
---------------------------------------------
Number of Issues                           75
Yield                                    5.9%
Yield to Maturity                        6.2%
Average Coupon                           6.4%
Average Maturity                    2.5 years
Average Quality                        Agency
Average Duration                    2.1 years
Expense Ratio                           0.25%
Cash Reserves                            1.0%

VOLATILITY MEASURES
---------------------------------------------
                        SHORT-TERM     LEHMAN
                           FEDERAL     INDEX*
---------------------------------------------
R-Squared                     0.91       1.00
Beta                          0.50       1.00

*Lehman Aggregate Bond Index.

Distribution by Maturity (% of Portfolio)
---------------------------------------------
Under 1 Year                             4.2%
1-5 Years                               91.3
5-10 Years                               4.5
10-20 Years                               --
20-30 Years                               --
Over 30 Years                             --
---------------------------------------------
Total                                  100.0%

INVESTMENT FOCUS
---------------------------------------------

[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
U.S. Treasury                             14.5%
Agency                                    85.5
-----------------------------------------------
Total                                    100.0%

PORTFOLIO PROFILE: SHORT-TERM CORPORATE PORTFOLIO
JANUARY 31, 1997

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
---------------------------------------------
Number of Issues                          232
Yield                                    6.2%
Yield to Maturity                        6.3%
Average Coupon                           7.0%
Average Maturity                    2.6 years
Average Quality                           Aa3
Average Duration                    2.2 years
Expense Ratio                           0.25%
Cash Reserves                            3.6%


VOLATILITY MEASURES
---------------------------------------------
                        SHORT-TERM     LEHMAN
                         CORPORATE     INDEX*
---------------------------------------------
R-Squared                     0.93       1.00
Beta                          0.50       1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
---------------------------------------------
Under 1 Year                            15.0%
1-5 Years                               74.5
5-10 Years                               9.2
10-20 Years                              1.3
20-30 Years                               --
Over 30 Years                             --
---------------------------------------------
Total                                  100.0%


INVESTMENT FOCUS
---------------------------------------------

[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
----------------------------------------------
Aaa                                      23.0%
Aa                                       12.7
A                                        44.4
Baa                                      19.9
Ba                                         --
B                                          --
Not Rated                                  --
----------------------------------------------
Total                                   100.0%

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
---------------------------------------------
Finance                                 37.5%
Industrial                              28.3
Asset-Backed                             8.7
Mortgage                                 8.6
Utilities                                7.3
Foreign                                  7.2
Agency                                   2.4
Treasury                                  --
---------------------------------------------
Total                                  100.0%

PORTFOLIO PROFILE: INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO
JANUARY 31, 1997

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
---------------------------------------------
Number of Issues                           26
Yield                                    6.4%
Yield to Maturity                        6.5%
Average Coupon                           8.4%
Average Maturity                    7.4 years
Average Quality                 U.S. Treasury
Average Duration                    5.3 years
Expense Ratio                           0.25%
Cash Reserves                            1.7%

VOLATILITY MEASURES
---------------------------------------------
                 INTERMEDIATE-TERM     LEHMAN
                     U.S. TREASURY     INDEX*
---------------------------------------------
R-Squared                     0.98       1.00
Beta                          1.19       1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
---------------------------------------------
Under 1 Year                             0.2%
1-5 Years                                9.2
5-10 Years                              65.8
10-20 Years                             24.8
20-30 Years                               --
Over 30 Years                             --
---------------------------------------------
Total                                  100.0%


INVESTMENT FOCUS
---------------------------------------------

[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
U.S. Treasury                            100.0%

PORTFOLIO PROFILE: INTERMEDIATE-TERM CORPORATE PORTFOLIO
JANUARY 31, 1997

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
---------------------------------------------
Number of Issues                          139
Yield                                    6.8%
Yield to Maturity                        7.0%
Average Coupon                           7.3%
Average Maturity                    7.4 years
Average Quality                            A1
Average Duration                    5.3 years
Expense Ratio                           0.25%
Cash Reserves                            2.4%

VOLATILITY MEASURES
---------------------------------------------
                 INTERMEDIATE-TERM     LEHMAN
                         CORPORATE     INDEX*
---------------------------------------------
R-Squared                     0.98       1.00
Beta                          1.16       1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
---------------------------------------------
Under 1 Year                             1.3%
1-5 Years                               14.0
5-10 Years                              71.9
10-20 Years                             12.8
20-30 Years                               --
Over 30 Years                             --
---------------------------------------------
Total                                  100.0%


INVESTMENT FOCUS
---------------------------------------------

[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                       10.1%
Aa                                        11.9
A                                         45.4
Baa                                       31.6
Ba                                         1.0
B                                           --
Not Rated                                   --
-----------------------------------------------
Total                                    100.0%


DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
---------------------------------------------
Finance                                 40.6%
Industrial                              28.3
Foreign                                 11.8
Utilities                               10.6
Agency                                   2.0
Asset-Backed                             3.3
Treasury                                 1.7
Mortgage                                 1.7
---------------------------------------------
Total                                  100.0%

PORTFOLIO PROFILE: GNMA PORTFOLIO
JANUARY 31, 1997

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
---------------------------------------------
Number of Issues                           24
Yield                                    7.0%
Yield to Maturity                        7.3%
Average Coupon                           7.6%
Average Maturity                    7.7 years
Average Quality                 U.S. Treasury
Average Duration                    4.8 years
Expense Ratio                           0.27%
Cash Reserves                            1.2%

VOLATILITY MEASURES
---------------------------------------------
                                       LEHMAN
                              GNMA     INDEX*
---------------------------------------------
R-Squared                     0.95       1.00
Beta                          0.84       1.00

*Lehman Aggregate Bond Index.

INVESTMENT FOCUS
---------------------------------------------

[GRAPH]

DISTRIBUTION BY COUPON (% OF PORTFOLIO)
---------------------------------------------
Under 5%                                  --
5%-6%                                    1.2%
6%-7%                                   10.2
7%-8%                                   53.7
8%-9%                                   26.7
9%-10%                                   8.0
Over 10%                                 0.2
---------------------------------------------
Total                                  100.0%

PORTFOLIO PROFILE: LONG-TERM U.S. TREASURY PORTFOLIO
JANUARY 31, 1997

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
---------------------------------------------
Number of Issues                            7
Yield                                    6.7%
Yield to Maturity                        6.8%
Average Coupon                           8.5%
Average Maturity                   20.6 years
Average Quality                 U.S. Treasury
Average Duration                    9.7 years
Expense Ratio                           0.25%
Cash Reserves                            6.5%

VOLATILITY MEASURES
---------------------------------------------
                         LONG-TERM     LEHMAN
                     U.S. TREASURY     INDEX*
---------------------------------------------
R-Squared                     0.94       1.00
Beta                          1.86       1.00

*Lehman Aggregate Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
---------------------------------------------
Under 1 Year                             4.0%
1-5 Years                                 --
5-10 Years                                --
10-20 Years                             14.3
20-25 Years                             79.3
Over 25 Years                            2.4
---------------------------------------------
Total                                  100.0%


INVESTMENT FOCUS
---------------------------------------------

[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
U.S. Treasury                         100.0%

PORTFOLIO PROFILE: LONG-TERM CORPORATE PORTFOLIO
JANUARY 31, 1997

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
---------------------------------------------
Number of Issues                          154
Yield                                    7.2%
Yield to Maturity                        7.4%
Average Coupon                           7.6%
Average Maturity                   21.4 years
Average Quality                            A1
Average Duration                    8.7 years
Expense Ratio                           0.28%
Cash Reserves                            2.9%

VOLATILITY MEASURES
---------------------------------------------
                         LONG-TERM     LEHMAN
                         CORPORATE     INDEX*
---------------------------------------------
R-Squared                     0.95       1.00
Beta                          1.53       1.00

*Lehman Aggregate Bond Index.


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
---------------------------------------------
Under 1 Year                             1.4%
1-5 Years                                 --
5-10 Years                              20.2
10-20 Years                             17.5
20-25 Years                             14.2
Over 25 Years                           46.7
---------------------------------------------
Total                                  100.0%

INVESTMENT FOCUS
---------------------------------------------

[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
----------------------------------------------
Aaa                                      16.0%
Aa                                       20.5
A                                        53.6
Baa                                       9.9
Ba                                         --
B                                          --
Not Rated                                  --
---------------------------------------------
Total                                   100.0%


DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
--------------------------------------------
Industrial                             44.5%
Finance                                20.9
Utilities                              18.3
Foreign                                 9.5
Treasury                                4.0
Mortgage                                2.8
Agency                                   --
Asset-Backed                             --
--------------------------------------------
Total                                 100.0%

PORTFOLIO PROFILE: HIGH YIELD CORPORATE PORTFOLIO
JANUARY 31, 1997

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 12.

FINANCIAL ATTRIBUTES
---------------------------------------------
Number of Issues                          191
Yield                                    8.7%
Yield to Maturity                        8.9%
Average Coupon                           9.6%
Average Maturity                    7.8 years
Average Quality                           Ba2
Average Duration                    4.1 years
Expense Ratio                           0.29%
Cash Reserves                            4.9%


VOLATILITY MEASURES
---------------------------------------------
                        HIGH YIELD     LEHMAN
                         CORPORATE     INDEX*
---------------------------------------------
R-Squared                     0.54       1.00
Beta                          0.74       1.00

*Lehman Aggregate Bond Index.


DISTRIBUTION BY ISSUER (% OF PORTFOLIO)
---------------------------------------------
Basic Industries                        16.3%
Media & Communications                  11.4
Paper                                   10.5
Cable                                    8.8
Metal                                    7.2
Health Care                              6.9
Chemicals                                6.2
Treasury                                 5.7
Utilities                                5.1
Energy & Related Goods & Services        4.9
Grocery Stores                           3.8
Consumer Goods & Services                3.3
Financial                                3.1
Food & Lodging                           2.2
Transportation                           1.4
Home Building & Real Estate              1.3
Aerospace & Defense                      1.0
Computers & Electronic Equipment         0.9
---------------------------------------------
Total                                  100.0%


INVESTMENT FOCUS
---------------------------------------------

[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                        5.7%
Aa                                         0.3
A                                           --
Baa                                        0.6
Ba                                        36.1
B                                         56.9
Caa                                        0.4
Not Rated                                   --
-----------------------------------------------
Total                                    100.0%

Distribution by Maturity (% of Portfolio)
---------------------------------------------
Under 1 Year                             2.2%
1-5 Years                               15.6
5-10 Years                              72.5
10-20 Years                              7.1
20-25 Years                               --
Over 25 Years                            2.6
---------------------------------------------
Total                                  100.0%

PERFORMANCE SUMMARY: SHORT-TERM U.S. TREASURY PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 10/28/91-1/31/97
--------------------------------------------------------
           SHORT-TERM U.S. TREASURY PORTFOLIO    LEHMAN*
FISCAL       CAPITAL     INCOME      TOTAL        TOTAL
YEAR         RETURN      RETURN     RETURN       RETURN
--------------------------------------------------------
1992           1.2%        1.4%       2.6%         3.0%
1993           3.3         5.4        8.7          9.0
1994           0.8         4.7        5.5          6.1
1995          -4.8         5.2        0.4         -0.1
1996           4.8         6.6       11.4         12.0
1997          -1.9         5.8        3.9          4.1
--------------------------------------------------------

*Lehman Short-Term U.S. Treasury Index.
See Financial Highlights table on page 40 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 10/28/91-1/31/97
---------------------------------------------------------------------------------------------------
                               VFISF-ST                  LIPPER SHORT         LEHMAN MF SHORT (1-5)
                             U.S. TREASURY               U.S. TREASURY           U.S. TREASURY
      1991  10                   10000                       10000                   10000
      1992  01                   10260                       10271                   10302
      1992  04                   10357                       10360                   10404
      1992  07                   10767                       10685                   10834
      1992  10                   10893                       10783                   10965
      1993  01                   11157                       10975                   11225
      1993  04                   11425                       11170                   11481
      1993  07                   11473                       11234                   11587
      1993  10                   11650                       11393                   11793
      1994  01                   11775                       11499                   11912
      1994  04                   11513                       11288                   11607
      1994  07                   11662                       11419                   11764
      1994  10                   11681                       11434                   11751
      1995  01                   11822                       11560                   11897
      1995  04                   12199                       11885                   12291
      1995  07                   12550                       12195                   12677
      1995  10                   12820                       12439                   12958
      1996  01                   13165                       12757                   13327
      1996  04                   13019                       12611                   13182
      1996  07                   13182                       12759                   13350
      1996  10                   13520                       13067                   13715
      1997  01                   13677                       13209                   13870



--------------------------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED JANUARY 31, 1997
                                    -----------------------------------
                                                                SINCE      FINAL VALUE OF A
                                    1 YEAR       5 YEARS      INCEPTION   $10,000 INVESTMENT
--------------------------------------------------------------------------------------------
SHORT-TERM U.S. TREASURY PORTFOLIO   3.89%         5.92%        6.13%          $13,677
AVERAGE SHORT-TERM U.S.
   TREASURY FUND                     3.36          5.29         5.43            13,209
LEHMAN SHORT-TERM U.S.
   TREASURY INDEX                    4.07          6.13         6.42            13,869
--------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96*
--------------------------------------------------------------------------------------------------------------------
                                                                                                SINCE INCEPTION
                                          INCEPTION                                     ----------------------------
                                            DATE          1 YEAR         5 YEARS        CAPITAL     INCOME     TOTAL
--------------------------------------------------------------------------------------------------------------------
Short-Term U.S. Treasury Portfolio       10/28/91          4.39%           5.74%          0.59%      5.57%     6.16%
--------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year-end.

PERFORMANCE SUMMARY: SHORT-TERM FEDERAL PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 12/31/87-1/31/97
--------------------------------------------------------
              SHORT-TERM FEDERAL PORTFOLIO       LEHMAN*
FISCAL       CAPITAL     INCOME      TOTAL        TOTAL
YEAR         RETURN      RETURN     RETURN       RETURN
--------------------------------------------------------
1988           0.5%        0.5%       1.0%         1.9%
1989          -2.7         8.4        5.7          5.0
1990           1.1         9.0       10.1         10.5
1991           1.9         8.6       10.5         11.1
1992           3.1         7.5       10.6         11.3
1993           2.3         6.2        8.5          8.9
1994           1.1         5.1        6.2          6.1
1995          -5.6         5.4       -0.2         -0.1
1996           5.0         6.4       11.4         12.0
1997          -1.7         6.2        4.5          4.1
--------------------------------------------------------

*Lehman Short-Term Government Index.
See Financial Highlights table on page 41 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 12/31/87-1/31/97
--------------------------------------------------------------------------------------------
                           VFISF-ST               LIPPER SHORT        LEHMAN MF SHORT (1-5)
                           FEDERAL            U.S. GOVERNMENT BLEND        GOVERNMENT
      1987  12               10000                    10000                   10000
      1988  01               10100                    10212                   10188
      1988  04               10212                    10303                   10283
      1988  07               10314                    10410                   10374
      1988  10               10573                    10674                   10653
      1989  01               10672                    10741                   10699
      1989  04               10876                    10924                   10921
      1989  07               11452                    11425                   11535
      1989  10               11623                    11583                   11692
      1990  01               11748                    11705                   11824
      1990  04               11844                    11808                   11906
      1990  07               12323                    12246                   12426
      1990  10               12562                    12482                   12701
      1991  01               12977                    12886                   13140
      1991  04               13246                    13147                   13439
      1991  07               13503                    13377                   13688
      1991  10               14016                    13858                   14265
      1992  01               14353                    14138                   14627
      1992  04               14506                    14265                   14773
      1992  07               15108                    14744                   15378
      1992  10               15277                    14869                   15563
      1993  01               15573                    15177                   15927
      1993  04               15940                    15456                   16291
      1993  07               16101                    15625                   16440
      1993  10               16382                    15853                   16729
      1994  01               16543                    15978                   16898
      1994  04               16143                    15574                   16469
      1994  07               16318                    15674                   16694
      1994  10               16299                    15650                   16677
      1995  01               16508                    15816                   16883
      1995  04               17047                    16265                   17441
      1995  07               17531                    16696                   17986
      1995  10               17935                    17067                   18387
      1996  01               18394                    17504                   18904
      1996  04               18268                    17294                   18704
      1996  07               18495                    17481                   18946
      1996  10               18987                    17919                   19464
      1997  01               19223                    18202                   19687

--------------------------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED JANUARY 31, 1997
                                    -----------------------------------
                                                                SINCE      FINAL VALUE OF A
                                    1 YEAR       5 YEARS      INCEPTION   $10,000 INVESTMENT
--------------------------------------------------------------------------------------------
SHORT-TERM FEDERAL PORTFOLIO         4.51%         6.02%        7.46%          $19,223
AVERAGE SHORT-TERM
   GOVERNMENT FUND                   3.56          5.11         6.81            18,202
LEHMAN SHORT-TERM
   GOVERNMENT INDEX                  4.14          6.12         7.74            19,688
--------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96*
--------------------------------------------------------------------------------------------------------------------
                                                                                               SINCE INCEPTION
                                          INCEPTION                                     ----------------------------
                                            DATE          1 YEAR         5 YEARS        CAPITAL     INCOME     TOTAL
--------------------------------------------------------------------------------------------------------------------
Short-Term Federal Portfolio              12/31/87         4.78%           5.77%          0.51%      6.96%     7.47%
--------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year-end.

PERFORMANCE SUMMARY: SHORT-TERM CORPORATE PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 10/29/82-1/31/97
--------------------------------------------------------
             SHORT-TERM CORPORATE PORTFOLIO      LEHMAN*
FISCAL       CAPITAL     INCOME      TOTAL        TOTAL
YEAR         RETURN      RETURN     RETURN       RETURN
--------------------------------------------------------
1983           0.5%        2.7%       3.2%         4.6%
1984          -1.1        10.6        9.5         10.9
1985           2.3        11.7       14.0         14.1
1986           3.7        10.5       14.2         14.6
1987           2.9         8.7       11.6         11.9
1988          -2.2         7.4        5.2          6.8
1989          -1.9         8.2        6.3          6.5
1990           1.1         9.1       10.2         10.7
1991           1.5         9.0       10.5          9.8
1992           3.6         8.1       11.7         13.4
1993           2.6         6.7        9.3          9.5
1994           0.4         5.7        6.1          7.9
1995          -4.9         5.5        0.6          0.3
1996           5.2         6.8       12.0         13.8
1997          -1.7         6.2        4.5          4.6
--------------------------------------------------------

*Lehman Short-Term Corporate Index.
See Financial Highlights table on page 41 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 1/31/87-1/31/97
------------------------------------------------------------------------------------------------------------
                                 VFISF-ST               LIPPER SHORT INVESTMENT    LEHMAN MF SHORT (1-5)
                                CORPORATE                     GRADE BLEND              INVEST. GRADE
          1987  01                 10000                          10000                    10000
          1987  04                  9925                          10024                     9971
          1987  07                 10048                          10086                    10152
          1987  10                 10187                          10192                    10267
          1988  01                 10516                          10505                    10677
          1988  04                 10666                          10635                    10840
          1988  07                 10778                          10756                    10993
          1988  10                 11054                          11012                    11288
          1989  01                 11180                          11134                    11373
          1989  04                 11412                          11338                    11589
          1989  07                 12005                          11826                    12246
          1989  10                 12174                          12021                    12452
          1990  01                 12317                          12165                    12590
          1990  04                 12443                          12305                    12705
          1990  07                 12945                          12732                    13279
          1990  10                 13185                          12921                    13403
          1991  01                 13607                          13338                    13824
          1991  04                 13983                          13684                    14343
          1991  07                 14243                          13938                    14652
          1991  10                 14810                          14434                    15265
          1992  01                 15199                          14778                    15680
          1992  04                 15360                          14924                    15881
          1992  07                 16033                          15421                    16583
          1992  10                 16175                          15566                    16720
          1993  01                 16611                          15846                    17162
          1993  04                 16970                          16149                    17644
          1993  07                 17097                          16322                    17887
          1993  10                 17410                          16578                    18243
          1994  01                 17626                          16752                    18516
          1994  04                 17243                          16417                    18009
          1994  07                 17486                          16571                    18327
          1994  10                 17500                          16603                    18327
          1995  01                 17733                          16739                    18566
          1995  04                 18338                          17206                    19281
          1995  07                 18894                          17676                    19957
          1995  10                 19318                          18047                    20457
          1996  01                 19852                          18494                    21119
          1996  04                 19692                          18345                    20866
          1996  07                 19944                          18565                    21158
          1996  10                 20485                          19034                    21803
          1997  01                 20749                          19178                    22082

--------------------------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED JANUARY 31, 1997
                                    -----------------------------------    FINAL VALUE OF A
                                    1 YEAR       5 YEARS       10 YEARS   $10,000 INVESTMENT
--------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE PORTFOLIO       4.52%         6.42%        7.57%          $20,749
AVERAGE SHORT-TERM CORPORATE FUND    4.11          5.55         6.73            19,178
LEHMAN SHORT-TERM CORPORATE INDEX    4.56          7.09         8.24            22,082
--------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96*
--------------------------------------------------------------------------------------------------------------------
                                                                                                   10 YEARS
                                          INCEPTION                                     ----------------------------
                                            DATE          1 YEAR         5 YEARS        CAPITAL     INCOME     TOTAL
--------------------------------------------------------------------------------------------------------------------
Short-Term Corporate Portfolio            10/29/82         4.79%           6.26%          0.35%      7.27%     7.62%
--------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year-end.

PERFORMANCE SUMMARY: INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 10/28/91-1/31/97
--------------------------------------------------------
                    INTERMEDIATE-TERM
                 U.S. TREASURY PORTFOLIO         LEHMAN*
FISCAL       CAPITAL     INCOME      TOTAL        TOTAL
YEAR         RETURN      RETURN     RETURN       RETURN
--------------------------------------------------------
1992           1.9%        1.7%       3.6%         4.0%
1993           6.1         7.0       13.1         13.2
1994           4.1         6.0       10.1         10.6
1995          -9.6         5.7       -3.9         -4.5
1996          11.7         7.3       19.0         19.6
1997          -4.9         6.2        1.3          1.3
--------------------------------------------------------

*Lehman Intermediate-Term U.S. Treasury Index.
See Financial Highlights table on page 42 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 10/28/91-1/31/97
-----------------------------------------------------------------------------------------------------
                                 VFISF-IT             LIPPER INTERMEDIATE     LEHMAN MF INTER. (5-10)
                               U.S. TREASURY              U.S. TREASURY            U.S. TREASURY
         1991  10                  10000                      10000                     10000
         1992  01                  10359                      10359                     10396
         1992  04                  10376                      10381                     10424
         1992  07                  11128                      11025                     11184
         1992  10                  11260                      11127                     11316
         1993  01                  11721                      11497                     11764
         1993  04                  12178                      11856                     12202
         1993  07                  12431                      12066                     12525
         1993  10                  12793                      12426                     12935
         1994  01                  12904                      12496                     13015
         1994  04                  12144                      11907                     12194
         1994  07                  12331                      12047                     12382
         1994  10                  12115                      11934                     12141
         1995  01                  12401                      12100                     12435
         1995  04                  12993                      12503                     13060
         1995  07                  13636                      12928                     13732
         1995  10                  14185                      13337                     14288
         1996  01                  14753                      13806                     14874
         1996  04                  14098                      13313                     14199
         1996  07                  14268                      13446                     14364
         1996  10                  14849                      13900                     14984
         1997  01                  14941                      14105                     15072

--------------------------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED JANUARY 31, 1997
                                    -----------------------------------
                                                                SINCE      FINAL VALUE OF A
                                    1 YEAR       5 YEARS      INCEPTION   $10,000 INVESTMENT
--------------------------------------------------------------------------------------------
INTERMEDIATE-TERM U.S. TREASURY
   PORTFOLIO                         1.28%         7.60%        7.93%          $14,941
AVERAGE INTERMEDIATE-TERM
   U.S. TREASURY FUND                1.63          6.61         6.76            14,105
LEHMAN INTERMEDIATE-TERM
   U.S. TREASURY INDEX               1.33          7.71         8.11            15,074
--------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96*
--------------------------------------------------------------------------------------------------------------------
                                                                                                SINCE INCEPTION
                                          INCEPTION                                     ----------------------------
                                            DATE          1 YEAR         5 YEARS        CAPITAL     INCOME     TOTAL
--------------------------------------------------------------------------------------------------------------------
Intermediate-Term U.S. Treasury
   Portfolio                              10/28/91         1.92%           7.12%          1.62%      6.44%     8.06%
--------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year-end.

PERFORMANCE SUMMARY: INTERMEDIATE-TERM CORPORATE PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 11/1/93-1/31/97
--------------------------------------------------------
                   INTERMEDIATE-TERM
                   CORPORATE PORTFOLIO           LEHMAN*
FISCAL       CAPITAL     INCOME      TOTAL        TOTAL
YEAR         RETURN      RETURN     RETURN       RETURN
--------------------------------------------------------
1994           0.4%        1.3%       1.7%         2.4%
1995          -9.7         6.0       -3.7         -4.0
1996          12.1         7.8       19.9         21.1
1997          -4.2         6.5        2.3          2.7
--------------------------------------------------------

*Lehman Intermediate-Term Corporate Index.
See Financial Highlights table on page 42 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: 11/1/93-1/31/97
---------------------------------------------------------------------------------------------
                            VFISF-IT            LIPPER INTERMEDIATE   LEHMAN MF INTER. (5-10)
                            CORPORATE               INVEST. GRADE         INV. GRADE
        1993  11              10000                     10000                10000
        1994  01              10166                     10148                10244
        1994  04               9583                      9661                 9576
        1994  07               9718                      9773                 9782
        1994  10               9563                      9663                 9605
        1995  01               9787                      9842                 9831
        1995  04              10300                     10242                10401
        1995  07              10834                     10651                10953
        1995  10              11267                     10996                11398
        1996  01              11738                     11363                11903
        1996  04              11246                     11028                11421
        1996  07              11388                     11159                11565
        1996  10              11884                     11559                12099
        1997  01              12007                     11678                12220

--------------------------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED JANUARY 31, 1997
                                    -----------------------------------    FINAL VALUE OF A
                                    1 YEAR              SINCE INCEPTION   $10,000 INVESTMENT
--------------------------------------------------------------------------------------------
INTERMEDIATE-TERM CORPORATE
   PORTFOLIO                         2.29%                   5.79%             $12,007
AVERAGE INTERMEDIATE-TERM
   CORPORATE FUND                    2.77                    4.91               11,686
LEHMAN INTERMEDIATE-TERM
   CORPORATE INDEX                   2.66                    6.37               12,221
--------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96*
--------------------------------------------------------------------------------------------------------------------
                                                                                                SINCE INCEPTION
                                          INCEPTION                                     ----------------------------
                                            DATE          1 YEAR                        CAPITAL     INCOME     TOTAL
--------------------------------------------------------------------------------------------------------------------
Intermediate-Term Corporate
   Portfolio                              11/1/93          2.78%                         -0.73%      6.60%     5.87%
--------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year-end.

PERFORMANCE SUMMARY: GNMA PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 6/27/80-1/31/97
--------------------------------------------------------
                     GNMA PORTFOLIO              LEHMAN*
FISCAL       CAPITAL     INCOME      TOTAL        TOTAL
YEAR         RETURN      RETURN     RETURN       RETURN
--------------------------------------------------------
1981         -12.5%        6.2%      -6.3%        -8.8%
1982          -9.5        13.5        4.0          1.7
1983          16.3        15.8       32.1         39.6
1984          -0.1        12.3       12.2         12.0
1985           0.5        13.0       13.5         15.4
1986           7.2        12.4       19.6         22.6
1987           1.9        10.3       12.2         13.6
1988          -4.1         9.4        5.3          6.8
1989          -3.6         9.4        5.8          6.6
1990           2.1         9.9       12.0         12.9
1991           3.2         9.7       12.9         13.2
1992           4.1         8.9       13.0         12.9
1993           2.4         8.0       10.4         10.1
1994          -1.0         6.2        5.2          6.1
1995          -6.5         6.9        0.4         -0.3
1996           7.6         8.0       15.6         15.5
1997          -2.1         7.3        5.2          5.6
--------------------------------------------------------

*Lehman GNMA Index.
See Financial Highlights table on page 43 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 1/31/87-1/31/97
----------------------------------------------------------------------------
                         VFISF-GNMA                             LEHMAN GNMA
                          PORTFOLIO       LIPPER GNMA            BOND INDEX
        1987  01            10000              10000               10000
        1987  04             9709               9736                9798
        1987  07             9864               9860                9992
        1987  10             9860               9875               10042
        1988  01            10530              10452               10678
        1988  04            10496              10434               10681
        1988  07            10677              10556               10883
        1988  10            11172              10999               11424
        1989  01            11140              10989               11385
        1989  04            11298              11103               11575
        1989  07            12171              11820               12517
        1989  10            12378              12030               12728
        1990  01            12475              12132               12853
        1990  04            12439              12068               12842
        1990  07            13222              12748               13697
        1990  10            13339              12913               13786
        1991  01            14079              13582               14545
        1991  04            14409              13819               14910
        1991  07            14773              14101               15319
        1991  10            15608              14838               16141
        1992  01            15908              15130               16425
        1992  04            16099              15249               16655
        1992  07            16830              15896               17306
        1992  10            17044              16077               17561
        1993  01            17564              16595               18090
        1993  04            17853              16872               18439
        1993  07            18176              17194               18796
        1993  10            18242              17383               18892
        1994  01            18474              17571               19189
        1994  04            17829              16802               18450
        1994  07            18196              17057               18836
        1994  10            17972              16847               18601
        1995  01            18540              17291               19141
        1995  04            19372              17962               20033
        1995  07            20100              18635               20828
        1995  10            20745              19218               21426
        1996  01            21440              19828               22104
        1996  04            21030              19354               21824
        1996  07            21326              19555               22118
        1996  10            22170              20284               22958
        1997  01            22545              20585               23344

--------------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED JANUARY 31, 1997
                                -----------------------------------        FINAL VALUE OF A
                                1 YEAR        5 YEARS      10 YEARS       $10,000 INVESTMENT
--------------------------------------------------------------------------------------------
GNMA PORTFOLIO                   5.15%          7.22%         8.47%            $22,545
AVERAGE GNMA FUND                3.82           6.35          7.49              20,585
LEHMAN GNMA INDEX                5.61           7.28          8.85              23,344
--------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96*
--------------------------------------------------------------------------------------------------------------------
                                                                                                   10 YEARS
                                          INCEPTION                                     ----------------------------
                                            DATE          1 YEAR         5 YEARS        CAPITAL     INCOME     TOTAL
--------------------------------------------------------------------------------------------------------------------
GNMA Portfolio                            6/27/80          5.24%           6.66%          0.18%      8.36%     8.54%
--------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year-end.

PERFORMANCE SUMMARY: LONG-TERM U.S. TREASURY PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 5/19/86-1/31/97
--------------------------------------------------------
            LONG-TERM U.S. TREASURY PORTFOLIO    LEHMAN*
FISCAL       CAPITAL     INCOME      TOTAL        TOTAL
YEAR         RETURN      RETURN     RETURN       RETURN
--------------------------------------------------------
1987           3.1%        5.5%       8.6%        11.9%
1988          -7.7         8.0        0.3          1.5
1989          -2.2         8.6        6.4          5.1
1990           2.7         8.6       11.3         12.3
1991           2.2         8.8       11.0         11.6
1992           4.1         8.3       12.4         13.4
1993           6.1         8.0       14.1         14.6
1994           8.9         7.2       16.1         16.7
1995         -13.0         6.3       -6.7         -7.5
1996          18.7         8.0       26.7         27.4
1997          -8.2         6.4       -1.8         -1.6
--------------------------------------------------------

*Lehman Long-Term Treasury Index.
See Financial Highlights table on page 43 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 1/31/87-1/31/97
--------------------------------------------------------------------------------
                           VFISF-LT        LIPPER GENERAL   LEHMAN LONG-TERM
                        U.S. TREASURY      U.S. TREASURY       TREASURY
         1987  01           10000              10000            10000
         1987  04           9470               9461             9466
         1987  07           9358               9363             9293
         1987  10           9387               9423             9373
         1988  01           10029              10011            10145
         1988  04           9804               9750             9767
         1988  07           9852               9831             9827
         1988  10           10525              10213            10545
         1989  01           10674              10310            10664
         1989  04           10855              10480            10820
         1989  07           12117              11404            12140
         1989  10           12240              11530            12329
         1990  01           11883              11304            11974
         1990  04           11479              11058            11604
         1990  07           12354              11759            12538
         1990  10           12223              11714            12427
         1991  01           13190              12428            13359
         1991  04           13463              12648            13640
         1991  07           13542              12737            13727
         1991  10           14417              13513            14681
         1992  01           14831              13876            15154
         1992  04           14750              13842            15057
         1992  07           15933              14642            16352
         1992  10           15957              14656            16375
         1993  01           16926              15298            17372
         1993  04           17635              15820            18132
         1993  07           18696              16471            19265
         1993  10           19626              17089            20256
         1994  01           19649              17189            20278
         1994  04           17910              16044            18370
         1994  07           18201              16232            18686
         1994  10           17475              15803            17904
         1995  01           18336              16235            18760
         1995  04           19288              16871            19801
         1995  07           20679              17680            21221
         1995  10           22124              18503            22713
         1996  01           23236              19409            23905
         1996  04           21269              18361            21919
         1996  07           21613              18567            22274
         1996  10           22780              19320            23497
         1997  01           22806              19454            23528

--------------------------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED JANUARY 31, 1997
                                    -----------------------------------    FINAL VALUE OF A
                                    1 YEAR       5 YEARS       10 YEARS   $10,000 INVESTMENT
--------------------------------------------------------------------------------------------
LONG-TERM U.S. TREASURY PORTFOLIO   -1.85%         8.99%          8.59%        $22,806
AVERAGE LONG-TERM TREASURY FUND      0.23          6.99           6.88          19,454
LEHMAN LONG-TERM TREASURY INDEX     -1.58          9.20           8.93          23,528
--------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96*
--------------------------------------------------------------------------------------------------------------------
                                                                                                   10 YEARS
                                          INCEPTION                                     ----------------------------
                                            DATE          1 YEAR         5 YEARS        CAPITAL     INCOME     TOTAL
--------------------------------------------------------------------------------------------------------------------
Long-Term U.S. Treasury Portfolio         5/19/86         -1.25%           8.42%          0.96%      7.85%     8.81%
--------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year-end.

PERFORMANCE SUMMARY: LONG-TERM CORPORATE PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 1/31/77-1/31/97
--------------------------------------------------
         LONG-TERM CORPORATE PORTFOLIO    LEHMAN*
FISCAL    CAPITAL  INCOME    TOTAL         TOTAL
YEAR      RETURN   RETURN   RETURN         RETURN
--------------------------------------------------
1978      -2.6%    8.1%     5.5%            4.2%
1979      -4.8     8.5      3.7             2.6
1980     -13.8     8.8     -5.0           -12.0
1981      -3.5    11.7      8.2             3.0
1982      -4.7    13.2      8.5            -0.8
1983      13.3    15.0     28.3            43.4
1984      -2.0    12.3     10.3             9.9
1985       0.0    13.4     13.4            17.4
1986       7.4    12.9     20.3            25.1
1987       5.6    10.9     16.5            21.1
1988      -7.5     9.3      1.8             3.0
1989      -2.5     9.6      7.1             6.6
1990       1.1     9.6     10.7            11.2
1991       0.3     9.5      9.8            11.2
1992       7.6     9.5     17.1            15.5
1993       6.6     8.5     15.1            13.8
1994       6.5     7.3     13.8            12.6
1995     -11.9     6.8     -5.1            -5.3
1996      15.3     8.3     23.6            23.9
1997      -6.0     6.9      0.9             0.8
-------------------------------------------------

*Lehman Long-Term Corporate AA or Better Bond Index.
See Financial Highlights table on page 44 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: 1/31/87-1/31/97
---------------------------------------------------------------------------
Cumulative Performance 10 yr Graph - Portfolio/ Benchmark -
Vanguard Fixed Income Securities Fund Long-Term Corporate Bond Portfolio

                         VFISF-LT       Lipper Corporate       Lehman LT Corporate
                         Corporate       Debt A Rated            AA or Better
1987  01                 10000              10000                   10000
1987  04                  9540               9787                    9528
1987  07                  9522               9843                    9522
1987  10                  9411               9810                    9483
1988  01                 10176              10313                   10302
1988  04                 10066              10364                   10114
1988  07                 10178              10500                   10263
1988  10                 10757              10920                   10901
1989  01                 10901              10899                   10981
1989  04                 11045              11151                   11172
1989  07                 12102              11976                   12205
1989  10                 12244              12116                   12402
1990  01                 12064              11908                   12208
1990  04                 11816              11907                   11981
1990  07                 12728              12597                   12842
1990  10                 12384              12544                   12765
1991  01                 13248              13046                   13571
1991  04                 13827              13582                   14052
1991  07                 14063              13798                   14324
1991  10                 14956              14536                   15206
1992  01                 15512              14805                   15678
1992  04                 15644              15042                   15771
1992  07                 16925              15978                   16953
1992  10                 16913              16021                   16952
1993  01                 17849              16460                   17835
1993  04                 18623              17179                   18431
1993  07                 19378              17704                   19174
1993  10                 20165              18264                   19923
1994  01                 20317              18207                   20089
1994  04                 18885              17291                   18599
1994  07                 19143              17500                   18904
1994  10                 18538              17179                   18232
1995  01                 19277              17409                   19018
1995  04                 20356              18318                   20154
1995  07                 21546              19126                   21335
1995  10                 22793              19894                   22519
1996  01                 23833              20372                   23568
1996  04                 22401              19732                   22120
1996  07                 22727              20039                   22484
1996  10                 23892              20853                   23702
1997  01                 24037              20816                   23746




-----------------------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED JANUARY 31, 1997
                                   --------------------------------           FINAL VALUE OF A
                                     1 YEAR    5 YEARS  10 YEARS            $10,000 Investment
-----------------------------------------------------------------------------------------------
LONG-TERM CORPORATE PORTFOLIO         0.86%      9.16%      9.17%              $24,037
AVERAGE LONG-TERM CORPORATE
   A-RATED FUND                       2.18       7.05       7.61                20,816
LEHMAN LONG-TERM CORPORATE AA
   OR BETTER BOND INDEX               0.76       8.66       9.03                23,746
-----------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96*

-----------------------------------------------------------------------------------------------
                                                                              10 YEARS
                                 INCEPTION                         ----------------------------
                                   DATE       1 YEAR    5 YEARS     CAPITAL    INCOME    TOTAL
-----------------------------------------------------------------------------------------------
Long-Term Corporate Portfolio     7/9/73       1.20%     8.77%       0.92%      8.57%     9.49%
-----------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year-end.

PERFORMANCE SUMMARY: HIGH YIELD CORPORATE PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 12/27/78-1/31/97
--------------------------------------------------------
             HIGH YIELD CORPORATE PORTFOLIO      LEHMAN*
FISCAL       CAPITAL     INCOME      TOTAL        TOTAL
YEAR         RETURN      RETURN     RETURN       RETURN
--------------------------------------------------------
1979           3.3%        0.0%       3.3%         2.0%
1980         -10.4        11.9        1.5         -8.7
1981          -8.2        13.0        4.8          4.6
1982          -7.3        15.3        8.0          3.3
1983          13.7        18.6       32.3         39.7
1984           0.1        14.1       14.2         11.8
1985          -5.0        14.4        9.4         10.0
1986           3.8        14.6       18.4         22.6
1987           6.9        13.2       20.1         20.7
1988          -8.6        11.1        2.5          4.2
1989          -1.1        12.5       11.4         10.8
1990         -13.4        11.6       -1.8         -3.0
1991         -15.3        12.1       -3.2         -5.1
1992          17.4        13.9       31.3         47.3
1993           4.0        10.7       14.7         15.1
1994           7.7         9.8       17.5         16.3
1995         -11.1         8.6       -2.5         -1.8
1996           9.0        10.0       19.0         19.7
1997          -0.3         9.3        9.0         10.5
--------------------------------------------------------

*Lehman Mutual Fund BBB Rated or Better Bond Index through January 1984; Lehman
 High Yield Bond Index thereafter.

See Financial Highlights table on page 44 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 1/31/87-1/31/97
----------------------------------------------------------------------------------
                       HIGH YIELD          AVERAGE HIGH YIELD    LEHMAN HIGH YIELD
                   CORPORATE PORTFOLIO         BOND FUND           BOND FUND
1987     01              10000                 10000                 10000
1987     04               9954                 10089                  9925
1987     07              10051                 10170                 10151
1987     10               9401                  9568                  9569
1988     01              10254                 10152                 10419
1988     04              10583                 10476                 10725
1988     07              10898                 10804                 10970
1988     10              11123                 11014                 11226
1989     01              11427                 11258                 11545
1989     04              11385                 11276                 11528
1989     07              11823                 11626                 11882
1989     10              11484                 11106                 11444
1990     01              11217                 10662                 11194
1990     04              11218                 10538                 11231
1990     07              11891                 11172                 12041
1990     10              10404                  9723                  9974
1991     01              10857                  9890                 10627
1991     04              12209                 11574                 12996
1991     07              12803                 12217                 13834
1991     10              13555                 13127                 14828
1992     01              14252                 13828                 15652
1992     04              14680                 14454                 16299
1992     07              15416                 15071                 16936
1992     10              15397                 15223                 17088
1993     01              16345                 16034                 18010
1993     04              17115                 16738                 18725
1993     07              17884                 17567                 19534
1993     10              18623                 18278                 20148
1994     01              19212                 19060                 20940
1994     04              17900                 18104                 19960
1994     07              18217                 18107                 20202
1994     10              18390                 18203                 20394
1995     01              18728                 18047                 20559
1995     04              19910                 19107                 22042
1995     07              20819                 19979                 23091
1995     10              21477                 20521                 23534
1996     01              22288                 21309                 24609
1996     04              22056                 21592                 24660
1996     07              22413                 21955                 25127
1996     10              23373                 23116                 26147
1997     01              24296                 23970                 27191


--------------------------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED JANUARY 31, 1997
                                    -----------------------------------    FINAL VALUE OF A
                                    1 YEAR       5 YEARS       10 YEARS   $10,000 INVESTMENT
--------------------------------------------------------------------------------------------
HIGH YIELD CORPORATE PORTFOLIO       9.01%        11.26%          9.28%        $24,296
AVERAGE HIGH YIELD BOND FUND        12.49         11.63           9.14          23,970
LEHMAN HIGH YIELD BOND INDEX        10.49         11.68          10.52          27,191
--------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96*
--------------------------------------------------------------------------------------------------------------------
                                                                                                   10 YEARS
                                          INCEPTION                                     ----------------------------
                                            DATE          1 YEAR         5 YEARS        CAPITAL     INCOME     TOTAL
--------------------------------------------------------------------------------------------------------------------
High Yield Corporate Portfolio            12/27/78         9.54%          11.62%         -1.43%     11.03%     9.60%
--------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year-end.

[PHOTO[

FINANCIAL STATEMENTS
JANUARY 31, 1997

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Fixed Income Securities Fund Portfolios, and the Report Of Independent Accountants are included as an insert to this Report (except for the GNMA Portfolio, whose Statement of Net Assets is provided below; its Report Of Independent Accountants can be found on page 48).

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets of each Portfolio, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------------------------------
                                                                                                FACE           MARKET
                                                                          MATURITY            AMOUNT           VALUE*
GNMA PORTFOLIO                                       COUPON                   DATE             (000)            (000)
---------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS (98.8%)
---------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.                    6.50%        7/15/08-5/15/25     $     781,403   $      751,147
Government National Mortgage Assn.                    7.00%        4/15/07-1/15/27         1,758,603        1,734,646
Government National Mortgage Assn.                    7.25%        12/15/26-2/1/27             5,009            4,967
Government National Mortgage Assn.                    7.50%       12/15/01-8/15/26         2,198,819        2,217,846
Government National Mortgage Assn.                    7.75%                1/15/27            20,000           20,200
Government National Mortgage Assn.                    8.00%        1/15/02-9/15/26         1,319,643        1,360,459
Government National Mortgage Assn.                    8.25%        8/15/04-7/15/08             5,956            6,212
Government National Mortgage Assn.                    8.50%        1/20/05-5/15/26           582,764          611,375
Government National Mortgage Assn.                    9.00%        9/15/01-2/15/23           360,380          387,115
Government National Mortgage Assn.                    9.25%        5/15/16-6/15/18             2,709            2,898
Government National Mortgage Assn.                    9.50%      12/15/00-12/15/22           184,266          200,367
Government National Mortgage Assn.                   10.00%        7/20/14-8/20/18             3,704            4,054
Government National Mortgage Assn.                   11.00%        2/15/10-2/20/16             1,204            1,338
Government National Mortgage Assn.                   11.25%        6/15/13-2/20/16               700              781
Government National Mortgage Assn.                   11.50%       6/15/10-11/20/15             1,310            1,468
Government National Mortgage Assn.                   12.00%       10/15/10-1/20/16             2,317            2,637
Government National Mortgage Assn.                   12.50%       11/20/13-7/20/15             1,281            1,470
Government National Mortgage Assn.                   12.75%       6/15/14-12/15/14               148              170
Government National Mortgage Assn.                   13.00%        1/15/11-1/20/15             1,047            1,208
Government National Mortgage Assn.                   13.25%       8/15/14-10/15/14               132              152
Government National Mortgage Assn.                   13.50%       5/15/10-12/15/14               323              377
Government National Mortgage Assn.                   13.75%                9/20/14                 9               11

----------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE      MARKET
                                                                               MATURITY            AMOUNT      VALUE*
                                                              COUPON               DATE             (000)       (000)
----------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.                            14.00%    6/15/11-9/15/12          $    265   $     310
Government National Mortgage Assn.                            15.00%    9/15/11-5/15/12               150         177
----------------------------------------------------------------------------------------------------------------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS
  (COST $7,209,073)                                                                                         7,311,385
----------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.2%)
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account
  (COST $88,869)                                               5.51%             2/3/97            88,869      88,869
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (COST $7,297,942)                                                                                         7,400,254
----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                          166,470
Liabilities                                                                                                  (166,644)
                                                                                                            ----------
                                                                                                                 (174)
----------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------
Applicable to 723,370,843 outstanding $.001 par value shares
  (authorized 1,100,000,000 shares)                                                                        $7,400,080
======================================================================================================================

NET ASSET VALUE PER SHARE                                                                                      $10.23
======================================================================================================================
*See Note A in Statements.

----------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------------
                                                                                                   AMOUNT         PER
                                                                                                    (000)       SHARE
----------------------------------------------------------------------------------------------------------------------
 Paid in Capital--Note D                                                                       $7,295,984      $10.09
 Undistributed Net Investment Income                                                                   --         --
 Accumulated Net Realized Gains--Note D                                                             1,784         --
 Unrealized Appreciation--Note E                                                                  102,312         .14
----------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                    $7,400,080      $10.23
======================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.

---------------------------------------------------------------------------------------------------------
                                                        YEAR ENDED JANUARY 31, 1997
                                     --------------------------------------------------------------------
                                        SHORT-TERM       SHORT-TERM       SHORT-TERM   INTERMEDIATE-TERM
                                     U.S. TREASURY          FEDERAL        CORPORATE       U.S. TREASURY
                                         PORTFOLIO        PORTFOLIO        PORTFOLIO           PORTFOLIO
                                             (000)            (000)            (000)               (000)
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                               $57,003          $85,548         $268,342             $80,485
                                     --------------------------------------------------------------------
       Total Income                         57,003           85,548          268,342              80,485
                                     --------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B           123              185              543                 165
    The Vanguard Group--Note C
       Management and Administrative         1,838            2,615            8,175               2,431
       Marketing and Distribution              289              366            1,174                 330
    Taxes (other than income taxes)             67               90              295                  84
    Custodian Fees                              10               24               57                  14
    Legal Fees                                  --               --               --                  --
    Auditing Fees                                6                7               10                   7
    Shareholders' Reports                       43               99              180                  71
    Annual Meeting and Proxy Costs               7               15               30                  13
    Directors' Fees and Expenses                 3                4               12                   3
                                     --------------------------------------------------------------------
       Total Expenses                        2,386            3,405           10,476               3,118
---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                       54,617           82,143          257,866              77,367
---------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold               5,716            1,232              749              (1,633)
    Futures Contracts                           --               --               --                  76
---------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                     5,716            1,232              749              (1,557)
---------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                  (23,065)         (25,088)         (68,454)            (60,573)
    Futures Contracts                           --               --               --                  --
---------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                         (23,065)         (25,088)         (68,454)            (60,573)
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              $37,268          $58,287         $190,161             $15,237
=========================================================================================================

The Statements of Net Assets for the Short-Term U.S. Treasury, Short-Term Federal, Short-Term Corporate, and Intermediate-Term U.S. Treasury Portfolios, integral parts of the Financial Statements for each Portfolio, and the Report Of Independent Accountants are included as an insert to this Report.

-----------------------------------------------------------------------------------------------------
                                                        YEAR ENDED JANUARY 31, 1997
                                 --------------------------------------------------------------------
                                 INTERMEDIATE-TERM                         LONG-TERM       LONG-TERM
                                         CORPORATE             GNMA    U.S. TREASURY       CORPORATE
                                         PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
                                             (000)            (000)            (000)           (000)
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                               $35,550         $529,200         $ 62,006        $244,521
                                    -----------------------------------------------------------------
       Total Income                         35,550          529,200           62,006         244,521
                                    -----------------------------------------------------------------
EXPENSES
    Investment Advisory Fees--Note B            63              992              122             951
    The Vanguard Group--Note C
       Management and Administrative         1,006           14,604            1,741           7,101
       Marketing and Distribution              150            1,465              243             720
    Taxes (other than income taxes)             38              449               59             227
    Custodian Fees                              16              960               19              87
    Legal Fees                                  --               --               --              60
    Auditing Fees                                6               13                6               9
    Shareholders' Reports                       14              381               57             162
    Annual Meeting and Proxy Costs               4               65               11              27
    Directors' Fees and Expenses                 1               22                3              10
                                    -----------------------------------------------------------------
       Total Expenses                        1,298           18,951            2,261           9,354
-----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                       34,252          510,249           59,745         235,167
-----------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                (144)           7,036           (7,189)         36,899
    Futures Contracts                           95               --             (314)             --
-----------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                       (49)           7,036           (7,503)         36,899
-----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)
    Investment Securities                  (17,521)        (151,270)         (66,655)       (242,281)
    Futures Contracts                           --               --               --              --
-----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                         (17,521)        (151,270)         (66,655)       (242,281)
-----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              $16,682         $366,015         $(14,413)       $ 29,785
=====================================================================================================

The Statements of Net Assets for the Intermediate-Term Corporate, Long-Term U.S. Treasury, and Long-Term Corporate Portfolios, integral parts of the Financial Statements for each Portfolio, and the Report Of Independent Accountants are included as an insert to this Report.

STATEMENT OF OPERATIONS (continued)
-----------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED
                                                                                    JANUARY 31, 1997
                                                                                  -------------------
                                                                                          HIGH YIELD
                                                                                           CORPORATE
                                                                                           PORTFOLIO
                                                                                               (000)
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                                                $298,799
                                                                                         ------------
       Total Income                                                                          298,799
                                                                                         ------------
EXPENSES
    Investment Advisory Fees--Note B                                                           1,370
    The Vanguard Group--Note C
       Management and Administrative                                                           6,958
       Marketing and Distribution                                                                676
    Taxes (other than income taxes)                                                              209
    Custodian Fees                                                                                61
    Legal Fees                                                                                    44
    Auditing Fees                                                                                  9
    Shareholders' Reports                                                                        151
    Annual Meeting and Proxy Costs                                                                29
    Directors' Fees and Expenses                                                                   9
                                                                                         ------------
       Total Expenses                                                                          9,516
-----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                        289,283
-----------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                                19,951
    Futures Contracts                                                                             --
-----------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                                      19,951
-----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                    (20,017)
    Futures Contracts                                                                             --
-----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                             (20,017)
-----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             $289,217
=====================================================================================================

The Statement of Net Assets for the High Yield Corporate Portfolio, an integral part of the Financial Statements for the Portfolio, and the Report Of Independent Accountants are included as an insert to this Report.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------------------------
                                                                SHORT-TERM                         SHORT-TERM
                                                         U.S. TREASURY PORTFOLIO                FEDERAL PORTFOLIO
                                                 --------------------------------------------------------------------
                                                                            YEAR ENDED JANUARY 31,
                                                 --------------------------------------------------------------------
                                                          1997              1996               1997             1996
                                                         (000)             (000)              (000)            (000)
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                             $ 54,617          $ 52,172         $   82,143       $   87,785
    Realized Net Gain (Loss)                             5,716             3,842              1,232            8,092
    Change in Unrealized Appreciation (Depreciation)   (23,065)           34,257            (25,088)          65,368
                                                ---------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations                     37,268            90,271             58,287          161,245
                                                ---------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                              (54,617)          (52,172)           (82,143)         (87,785)
    Realized Capital Gain                                   --                --                 --               --
                                                ---------------------------------------------------------------------
       Total Distributions                             (54,617)          (52,172)           (82,143)         (87,785)
                                                ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                             748,942           452,796            378,599          361,203
    Issued in Lieu of Cash Distributions                48,587            46,819             69,751           75,104
    Redeemed                                          (729,642)         (372,829)          (478,368)        (582,196)
                                                ---------------------------------------------------------------------
       Net Increase (Decrease) from
          Capital Share Transactions                    67,887           126,786            (30,018)        (145,889)
---------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                           50,538           164,885            (53,874)         (72,429)
---------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                  919,204           754,319          1,401,736        1,474,165
                                                ---------------------------------------------------------------------
    End of Year                                       $969,742          $919,204         $1,347,862       $1,401,736
=====================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                              73,794            44,543             37,486           35,818
    Issued in Lieu of Cash Distributions                 4,793             4,595              6,914            7,436
    Redeemed                                           (71,920)          (36,661)           (47,354)         (57,585)
                                                ---------------------------------------------------------------------
       Net Increase (Decrease)
          in Shares Outstanding                          6,667            12,477             (2,954)         (14,331)
=====================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (continued)
---------------------------------------------------------------------------------------------------------------
                                                                 SHORT-TERM                INTERMEDIATE-TERM
                                                            CORPORATE PORTFOLIO         U.S. TREASURY PORTFOLIO
                                                         ------------------------       -----------------------
                                                                          YEAR ENDED JANUARY 31,
                                                         ------------------------------------------------------
                                                                1997          1996          1997         1996
                                                               (000)         (000)         (000)        (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                  $  257,866    $  211,583    $   77,367   $   68,116
   Realized Net Gain (Loss)                                      749        14,027        (1,557)      14,242
   Change in Unrealized Appreciation (Depreciation)          (68,454)      152,638       (60,573)     100,191
                                                         ------------------------------------------------------
      Net Increase (Decrease) in Net Assets
         Resulting from Operations                           190,161       378,248        15,237      182,549
                                                         ------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                    (257,866)     (211,583)      (77,367)     (68,116)
   Realized Capital Gain                                          --            --            --           --
                                                         ------------------------------------------------------
      Total Distributions                                   (257,866)     (211,583)      (77,367)     (68,116)
                                                         ------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                  1,951,629     1,654,390       462,699      519,871
   Issued in Lieu of Cash Distributions                      220,371       178,724        57,839       51,396
   Redeemed                                               (1,446,570)   (1,050,814)     (406,183)    (307,504)
                                                         ------------------------------------------------------
      Net Increase (Decrease) from
         Capital Share Transactions                          725,430       782,300       114,355      263,763
---------------------------------------------------------------------------------------------------------------
Total Increase (Decrease)                                    657,725       948,965        52,225      378,196
---------------------------------------------------------------------------------------------------------------
Net Assets
   Beginning of Year                                       3,873,013     2,924,048     1,226,360      848,164
                                                         ------------------------------------------------------
   End of Year                                            $4,530,738    $3,873,013    $1,278,585   $1,226,360
===============================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                    181,913       154,147        44,418       50,081
   Issued in Lieu of Cash Distributions                       20,549        16,618         5,590        4,907
   Redeemed                                                 (134,781)      (97,915)      (39,225)     (29,390)
                                                         ------------------------------------------------------
      Net Increase (Decrease)
         in Shares Outstanding                                67,681        72,850        10,783       25,598
===============================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                             INTERMEDIATE-TERM
                                                            CORPORATE PORTFOLIO                        GNMA PORTFOLIO
                                                        -----------------------------            ------------------------
                                                                               YEAR ENDED JANUARY 31,
                                                        -----------------------------------------------------------------
                                                             1997              1996               1997              1996
                                                            (000)             (000)              (000)             (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                $ 34,252          $ 18,139         $  510,249        $  463,022
    Realized Net Gain (Loss)                                  (49)            4,200              7,036             6,713
    Change in Unrealized Appreciation (Depreciation)      (17,521)           24,499           (151,270)          454,491
                                                        -----------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations                        16,682            46,838            366,015           924,226
                                                        -----------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                 (34,252)          (18,139)          (510,249)         (463,022)
    Realized Capital Gain                                    (929)               --                 --                --
                                                        -----------------------------------------------------------------
       Total Distributions                                (35,181)          (18,139)          (510,249)         (463,022)
                                                        -----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                462,553           293,732          1,577,178         1,289,384
    Issued in Lieu of Cash Distributions                   28,621            14,306            388,322           353,323
    Redeemed                                             (304,839)          (75,601)        (1,419,326)         (956,606)
                                                        -----------------------------------------------------------------
       Net Increase (Decrease) from
          Capital Share Transactions                      186,335           232,437            546,174           686,101
-------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                             167,836           261,136            401,940         1,147,305
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                     423,937           162,801          6,998,140         5,850,835
                                                        -----------------------------------------------------------------
    End of Year                                          $591,773          $423,937         $7,400,080        $6,998,140
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                 47,700            30,043            155,134           126,652
    Issued in Lieu of Cash Distributions                    2,960             1,458             38,301            34,673
    Redeemed                                              (31,479)           (7,765)          (139,855)          (94,085)
                                                        -----------------------------------------------------------------
       Net Increase (Decrease)
          in Shares Outstanding                            19,181            23,736             53,580            67,240
=========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                  LONG-TERM                           LONG-TERM
                                                            U.S. TREASURY PORTFOLIO              CORPORATE PORTFOLIO
                                                     ---------------------------------        ----------------------------
                                                                                YEAR ENDED JANUARY 31,
                                                     ---------------------------------------------------------------------
                                                              1997              1996               1997              1996
                                                             (000)             (000)              (000)             (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                 $  59,745         $ 52,488         $  235,167        $  212,653
    Realized Net Gain (Loss)                                 (7,503)          20,938             36,899            46,604
    Change in Unrealized Appreciation (Depreciation)        (66,655)         114,653           (242,281)          376,449
                                                     ---------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets
          Resulting from Operations                        (14,413)          188,079             29,785           635,706
                                                     ---------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                  (59,745)          (52,488)          (235,167)         (212,653)
    Realized Capital Gain                                   (1,178)          (18,723)           (58,376)               --
                                                     ---------------------------------------------------------------------
       Total Distributions                                 (60,923)          (71,211)          (293,543)         (212,653)
                                                     ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                 341,995           424,319            801,372           755,503
    Issued in Lieu of Cash Distributions                    47,495            56,537            241,994           170,653
    Redeemed                                              (331,974)         (353,407)          (832,158)         (580,447)
                                                     ---------------------------------------------------------------------
       Net Increase (Decrease) from
          Capital Share Transactions                        57,516           127,449            211,208           345,709
--------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                              (17,820)          244,317            (52,550)          768,762
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                      915,763           671,446          3,376,089         2,607,327
                                                     ---------------------------------------------------------------------
    End of Year                                           $897,943          $915,763         $3,323,539        $3,376,089
==========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                  34,824            41,863             91,142            85,001
    Issued in Lieu of Cash Distributions                     4,844             5,454             27,646            19,078
    Redeemed                                               (33,750)          (34,704)           (95,201)          (64,930)
                                                     ---------------------------------------------------------------------
       Net Increase (Decrease)
          in Shares Outstanding                              5,918            12,613             23,587            39,149
==========================================================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                                                   HIGH YIELD
                                                                                               CORPORATE PORTFOLIO
                                                                                         -----------------------------
                                                                                              YEAR ENDED JANUARY 31,
                                                                                         -----------------------------
                                                                                               1997              1996
                                                                                              (000)             (000)
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                $  289,283        $  228,831
    Realized Net Gain (Loss)                                                                 19,951            21,161
    Change in Unrealized Appreciation (Depreciation)                                        (20,017)          194,421
                                                                                         -----------------------------
       Net Increase (Decrease) in Net Assets Resulting from Operations                      289,217           444,413
                                                                                         -----------------------------
DISTRIBUTIONS
    Net Investment Income                                                                  (289,283)         (228,831)
    Realized Capital Gain                                                                        --                --
                                                                                         -----------------------------
       Total Distributions                                                                 (289,283)         (228,831)
                                                                                         -----------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                1,071,470           857,541
    Issued in Lieu of Cash Distributions                                                    200,065           160,148
    Redeemed                                                                               (604,106)         (388,992)
                                                                                         -----------------------------
       Net Increase (Decrease) from Capital Share Transactions                              667,429           628,697
----------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                                               667,363           844,279
----------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                     3,006,579         2,162,300
                                                                                         -----------------------------
    End of Year                                                                          $3,673,942        $3,006,579
======================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                  138,649           112,052
    Issued in Lieu of Cash Distributions                                                     25,903            20,855
    Redeemed                                                                                (78,406)          (50,868)
                                                                                         -----------------------------
       Net Increase (Decrease) in Shares Outstanding                                         86,146            82,039
======================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year.

--------------------------------------------------------------------------------------------------------------------------
                                                                           SHORT-TERM U.S. TREASURY PORTFOLIO
                                                                                  YEAR ENDED JANUARY 31,
                                                                ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      1997         1996        1995         1994         1993
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $10.36       $ 9.89      $10.41       $10.41       $10.12
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                         .586         .625        .532         .486         .528
    Net Realized and Unrealized Gain (Loss) on Investments       (.200)        .470       (.500)        .079         .332
                                                                ----------------------------------------------------------
       Total from Investment Operations                           .386        1.095        .032         .565         .860
                                                                ----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                         (.586)       (.625)      (.532)       (.486)       (.528)
    Distributions from Realized Capital Gains                       --           --       (.020)       (.079)       (.042)
                                                                ----------------------------------------------------------
       Total Distributions                                       (.586)       (.625)      (.552)       (.565)       (.570)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $10.16       $10.36      $ 9.89       $10.41       $10.41
==========================================================================================================================

TOTAL RETURN                                                     3.89%       11.37%       0.40%        5.54%        8.74%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                            $970         $919        $754         $729         $526
    Ratio of Total Expenses to Average Net Assets                0.25%        0.27%       0.28%        0.26%        0.26%
    Ratio of Net Investment Income to Average Net Assets         5.77%        6.14%       5.33%        4.64%        5.12%
    Portfolio Turnover Rate                                        86%          93%        126%          86%          71%
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                SHORT-TERM FEDERAL PORTFOLIO
                                                                                    YEAR ENDED JANUARY 31,
                                                                  ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        1997         1996        1995         1994         1993
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $10.28       $ 9.79      $10.38       $10.38       $10.31
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                           .615         .601        .550         .522         .609
    Net Realized and Unrealized Gain (Loss) on Investments         (.170)        .490       (.580)        .110         .232
                                                                  ----------------------------------------------------------
       Total from Investment Operations                             .445        1.091       (.030)        .632         .841
                                                                  ----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                           (.615)       (.601)      (.550)       (.522)       (.609)
    Distributions from Realized Capital Gains                         --           --       (.010)       (.110)       (.162)
                                                                  ----------------------------------------------------------
       Total Distributions                                         (.615)       (.601)      (.560)       (.632)       (.771)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $10.11       $10.28      $ 9.79       $10.38       $10.38
============================================================================================================================

TOTAL RETURN                                                       4.51%       11.43%      -0.21%        6.23%        8.49%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                            $1,348       $1,402      $1,474       $1,936       $1,688
    Ratio of Total Expenses to Average Net Assets                  0.25%        0.27%       0.28%        0.26%        0.27%
    Ratio of Net Investment Income to Average Net Assets           6.09%        5.93%       5.53%        4.98%        5.88%
    Portfolio Turnover Rate                                          57%          74%         57%          49%          70%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                               SHORT-TERM CORPORATE PORTFOLIO
                                                                                    YEAR ENDED JANUARY 31,
                                                                  ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        1997         1996        1995         1994         1993
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $10.94       $10.40      $10.94       $10.99       $10.88
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                           .663         .671        .596         .605         .695
    Net Realized and Unrealized Gain (Loss) on Investments         (.190)        .540       (.540)        .049         .275
                                                                  ----------------------------------------------------------
       Total from Investment Operations                             .473        1.211        .056         .654         .970
                                                                  ----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                           (.663)       (.671)      (.596)       (.605)       (.695)
    Distributions from Realized Capital Gains                         --           --          --        (.099)       (.165)
                                                                  ----------------------------------------------------------
       Total Distributions                                         (.663)       (.671)      (.596)       (.704)       (.860)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $10.75       $10.94      $10.40       $10.94       $10.99
============================================================================================================================

TOTAL RETURN                                                       4.52%       11.95%       0.60%        6.11%        9.29%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                            $4,531       $3,873      $2,924       $3,573       $2,811
    Ratio of Total Expenses to Average Net Assets                  0.25%        0.27%       0.28%        0.26%        0.27%
    Ratio of Net Investment Income to Average Net Assets           6.18%        6.23%       5.66%        5.48%        6.33%
    Portfolio Turnover Rate                                          45%          62%         69%          61%          71%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                         INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO
                                                                                    YEAR ENDED JANUARY 31,
                                                                  ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        1997         1996        1995         1994         1993
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $10.90       $ 9.76      $10.82       $10.79       $10.19
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                           .649         .662        .603         .617         .676
    Net Realized and Unrealized Gain (Loss) on Investments         (.530)       1.140      (1.033)        .443         .617
                                                                  ----------------------------------------------------------
       Total from Investment Operations                             .119        1.802       (.430)       1.060        1.293
                                                                  ----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                           (.649)       (.662)      (.603)       (.617)       (.676)
    Distributions from Realized Capital Gains                         --           --       (.027)       (.413)       (.017)
                                                                  ----------------------------------------------------------
       Total Distributions                                         (.649)       (.662)      (.630)      (1.030)       (.693)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $10.37       $10.90      $ 9.76       $10.82       $10.79
============================================================================================================================

TOTAL RETURN                                                       1.28%       18.96%      -3.90%       10.09%       13.14%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                            $1,279       $1,226        $848       $1,007         $673
    Ratio of Total Expenses to Average Net Assets                  0.25%        0.28%       0.28%        0.26%        0.26%
    Ratio of Net Investment Income to Average Net Assets           6.26%        6.34%       6.05%        5.55%        6.44%
    Portfolio Turnover Rate                                          42%          56%        128%         118%         123%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                  INTERMEDIATE-TERM CORPORATE PORTFOLIO
                                                                            YEAR ENDED JANUARY 31,
                                                                  -----------------------------------     NOV. 1, 1993,* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                            1997        1996       1995         JAN. 31, 1994
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.17      $ 9.07     $10.04                $10.00
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                 .639        .658       .587                  .125
    Net Realized and Unrealized Gain (Loss) on Investments               (.430)      1.100      (.970)                 .040
                                                                  ----------------------------------------------------------
       Total from Investment Operations                                   .209       1.758      (.383)                 .165
                                                                  ----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                 (.639)      (.658)     (.587)                (.125)
    Distributions from Realized Capital Gains                            (.020)         --         --                    --
                                                                  ----------------------------------------------------------
       Total Distributions                                               (.659)      (.658)     (.587)                (.125)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $ 9.72      $10.17     $ 9.07                $10.04
============================================================================================================================

TOTAL RETURN                                                             2.29%      19.94%     -3.73%                 1.66%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                  $592        $424       $163                   $85
    Ratio of Total Expenses to Average Net Assets                        0.25%       0.28%      0.28%               0.25%**
    Ratio of Net Investment Income to Average Net Assets                 6.61%       6.70%      6.46%               5.11%**
    Portfolio Turnover Rate                                                85%         78%        97%                   74%
----------------------------------------------------------------------------------------------------------------------------

 *Commencement of operations.
**Annualized.

----------------------------------------------------------------------------------------------------------------------------
                                                                                       GNMA PORTFOLIO
                                                                                    YEAR ENDED JANUARY 31,
                                                                  ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        1997         1996        1995         1994         1993
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $10.45       $ 9.71      $10.39       $10.50       $10.25
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                           .727         .734        .693         .641         .778
    Net Realized and Unrealized Gain (Loss) on Investments         (.220)        .740       (.673)       (.110)        .250
                                                                  ----------------------------------------------------------
       Total from Investment Operations                             .507        1.474        .020         .531        1.028
                                                                  ----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                           (.727)       (.734)      (.693)       (.641)       (.778)
    Distributions from Realized Capital Gains                         --           --       (.007)          --           --
                                                                  ----------------------------------------------------------
       Total Distributions                                         (.727)       (.734)      (.700)       (.641)       (.778)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $10.23       $10.45      $ 9.71       $10.39       $10.50
============================================================================================================================

TOTAL RETURN                                                       5.15%       15.64%       0.36%        5.18%       10.40%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                            $7,400       $6,998      $5,851       $7,043       $7,167
    Ratio of Total Expenses to Average Net Assets                  0.27%        0.29%       0.30%        0.28%        0.29%
    Ratio of Net Investment Income to Average Net Assets           7.16%        7.22%       7.04%        6.19%        7.38%
    Portfolio Turnover Rate                                          12%           7%         35%           2%           7%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                              LONG-TERM U.S. TREASURY PORTFOLIO
                                                                                    YEAR ENDED JANUARY 31,
                                                                  ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        1997         1996        1995         1994         1993
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $10.73       $ 9.23      $10.75       $10.04       $10.14
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                           .655         .669        .665         .685         .733
    Net Realized and Unrealized Gain (Loss) on Investments         (.877)       1.725      (1.401)        .886         .600
                                                                  ----------------------------------------------------------
       Total from Investment Operations                            (.222)       2.394       (.736)       1.571        1.333
                                                                  ----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                           (.655)       (.669)      (.665)       (.685)       (.733)
    Distributions from Realized Capital Gains                      (.013)       (.225)      (.119)       (.176)       (.700)
                                                                  ----------------------------------------------------------
       Total Distributions                                         (.668)       (.894)      (.784)       (.861)      (1.433)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $ 9.84       $10.73      $ 9.23       $10.75       $10.04
============================================================================================================================

TOTAL RETURN                                                      -1.85%       26.72%      -6.68%       16.09%       14.12%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                              $898         $916        $671         $829         $874
    Ratio of Total Expenses to Average Net Assets                  0.25%        0.27%       0.28%        0.26%        0.27%
    Ratio of Net Investment Income to Average Net Assets           6.66%        6.57%       7.02%        6.44%        7.26%
    Portfolio Turnover Rate                                          31%         105%         85%           7%         170%
----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)
---------------------------------------------------------------------------------------------------------------
                                                                          LONG-TERM CORPORATE PORTFOLIO
                                                                               YEAR ENDED JANUARY 31,
                                                                 ----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                       1997     1996      1995      1994     1993
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $9.43     $8.18     $9.36     $9.04    $8.63
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                           .619      .627      .617      .632     .680
   Net Realized and Unrealized Gain (Loss) on Investments         (.566)    1.250    (1.108)     .579     .561
                                                                 ----------------------------------------------
      Total from Investment Operations                             .053     1.877     (.491)    1.211    1.241
                                                                 ----------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                           (.619)    (.627)    (.617)    (.632)   (.680)
   Distributions from Realized Capital Gains                      (.154)       --     (.072)    (.259)   (.151)
                                                                 ----------------------------------------------
      Total Distributions                                         (.773)    (.627)    (.689)    (.891)   (.831)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $8.71     $9.43     $8.18     $9.36    $9.04
===============================================================================================================

TOTAL RETURN                                                      0.86%    23.64%    -5.12%    13.83%   15.06%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                            $3,324    $3,376    $2,607    $3,166   $2,763
   Ratio of Total Expenses to Average Net Assets                  0.28%     0.31%     0.32%     0.30%    0.31%
   Ratio of Net Investment Income to Average Net Assets           7.06%     7.03%     7.37%     6.71%    7.68%
   Portfolio Turnover Rate                                          30%       49%       43%       77%      50%
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                                        HIGH YIELD CORPORATE PORTFOLIO
                                                                             YEAR ENDED JANUARY 31,
                                                               ------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                     1997      1996      1995      1994       1993
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $7.89     $7.24     $8.14     $7.56      $7.27
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                         .688      .678      .679      .695       .727
   Net Realized and Unrealized Gain (Loss) on Investments       (.020)     .650     (.900)     .580       .290
                                                                -----------------------------------------------
      Total from Investment Operations                           .668     1.328     (.221)    1.275      1.017
                                                                -----------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                         (.688)    (.678)    (.679)    (.695)     (.727)
   Distributions from Realized Capital Gains                       --        --        --        --         --
                                                                -----------------------------------------------
      Total Distributions                                       (.688)    (.678)    (.679)    (.695)     (.727)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $7.87     $7.89     $7.24     $8.14      $7.56
===============================================================================================================

TOTAL RETURN                                                    9.01%    19.01%    -2.52%    17.54%     14.68%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                          $3,674    $3,007    $2,162    $2,625     $2,184
   Ratio of Total Expenses to Average Net Assets                0.29%     0.34%     0.34%     0.32%      0.34%
   Ratio of Net Investment Income to Average Net Assets         8.92%     8.85%     9.13%     8.81%      9.82%
   Portfolio Turnover Rate                                        23%       38%       33%       51%        83%
---------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard Fixed Income Securities Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund, and comprises the Short-Term U.S. Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term U.S. Treasury, Intermediate-Term Corporate, GNMA, Long-Term U.S. Treasury, Long-Term Corporate, and High Yield Corporate Portfolios. Certain of the Fund's investments are in corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: Each Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: Each Portfolio, except the Short-Term Federal Portfolio, may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk and minimizing transaction costs. The Portfolios may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolios may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolios and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     6. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes investment advisory services to the Short-Term U.S. Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term U.S. Treasury, Intermediate-Term Corporate, and Long-Term U.S. Treasury Portfolios on an at-cost basis.

     Under a contract that expires April 30, 1998, the GNMA, Long-Term Corporate, and High Yield Corporate Portfolios pay Wellington Management Company, LLP, an advisory fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 1997, the investment advisory fees of the GNMA, Long-Term Corporate, and High Yield Corporate Portfolios represented effective annual rates of 0.01%, 0.03%, and 0.04%, respectively, of average net assets. The basic fees reflect fee waivers of $97,000, $84,000, and $120,000, respectively, for the period February 1, 1996, to April 30, 1996.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the board of directors. At January 31, 1997, the Fund had contributed capital aggregating $2,133,000 to Vanguard (included in Other Assets), representing 10.7% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

D. During the year ended January 31, 1997, purchases and sales of investment securities other than U.S. government securities and temporary cash investments were:

          ----------------------------------------------------------------------------------
                                                                        (000)
                                                           ---------------------------------
          PORTFOLIO                                          PURCHASES            SALES
          ----------------------------------------------------------------------------------
          Short-Term Corporate                              $1,895,426         $1,336,299
          Intermediate-Term Corporate                          483,043            301,951
          Long-Term Corporate                                  772,502            460,524
          High Yield Corporate                               1,346,046            718,520
          ----------------------------------------------------------------------------------

     Purchases and sales of U.S. government securities were:

          ----------------------------------------------------------------------------------
                                                                         (000)
                                                           ---------------------------------
          PORTFOLIO                                          PURCHASES            SALES
          ----------------------------------------------------------------------------------
          Short-Term U.S. Treasury                          $  981,430          $780,013
          Short-Term Federal                                   785,136           756,317
          Short-Term Corporate                                 675,026           456,726
          Intermediate-Term U.S. Treasury                      657,374           505,574
          Intermediate-Term Corporate                          134,750           127,443
          GNMA                                               2,229,253           873,421
          Long-Term U.S. Treasury                              333,881           266,253
          Long-Term Corporate                                  361,798           493,467
          High Yield Corporate                                  59,780            10,080
          ----------------------------------------------------------------------------------

   During the year ended January 31, 1997, the GNMA and Long-Term
Corporate Portfolios realized $1,779,000, and $4,733,000, respectively, of net capital gains resulting from in-kind redemptions--in which shareholders exchanged Portfolio shares for securities held by the Portfolios rather than for cash. Because such gains are not taxable to the Portfolios, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid in capital.

     The GNMA Portfolio used a capital loss carryforward of $3,310,000 to offset taxable capital gains realized during the year ended January 31, 1997, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

     At January 31, 1997, the Portfolios had the following capital losses available to offset future net capital gains:

          -------------------------------------------------------------------------------------
                                                            EXPIRATION
                                                          FISCAL YEAR(S)
                                                              ENDING             AMOUNT
          PORTFOLIO                                         JANUARY 31,          (000)
          -------------------------------------------------------------------------------------
          Short-Term U.S. Treasury                           2003-2006         $  8,344
          Short-Term Federal                                 2003-2004           31,035
          Short-Term Corporate                               2003-2004           30,792
          Intermediate-Term U.S. Treasury                    2003-2006           30,381
          Intermediate-Term Corporate                             2005               49
          Long-Term U.S. Treasury                            2005-2006            7,194
          High Yield Corporate                               1999-2000           81,715
          -------------------------------------------------------------------------------------

E. At January 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

          -------------------------------------------------------------------------------------
                                                                 (000)
                                        -------------------------------------------------------
                                           APPRECIATED        DEPRECIATED      NET UNREALIZED
          PORTFOLIO                         SECURITIES         SECURITIES       APPRECIATION
          -------------------------------------------------------------------------------------
          Short-Term U.S. Treasury         $     3,441        $   (1,066)       $     2,375
          Short-Term Federal                    11,034            (3,583)             7,451
          Short-Term Corporate                  25,267           (13,547)            11,720
          Intermediate-Term U.S. Treasury       21,839           (13,843)             7,996
          Intermediate-Term Corporate            6,316            (4,978)             1,338
          GNMA                                 171,339           (69,027)           102,312
          Long-Term U.S. Treasury               35,250              (885)            34,365
          Long-Term Corporate                  108,962           (45,708)            63,254
          High Yield Corporate                 108,026           (19,955)            88,071
          -------------------------------------------------------------------------------------

F. The market values of securities on loan to broker/dealers at January 31, 1997, and collateral received with respect to such loans, were:

          -------------------------------------------------------------------------------------
                                                                  (000)
                                          -----------------------------------------------------
                                                                   COLLATERAL RECEIVED
                                                               --------------------------------
                                            MARKET VALUE
                                               OF LOANED                         U.S. TREASURY
          PORTFOLIO                           SECURITIES           CASH            SECURITIES
          -------------------------------------------------------------------------------------
          Short-Term U.S. Treasury            $  54,624                --           $57,743
          Short-Term Corporate                    1,669        $    1,721                --
          Intermediate-Term U.S. Treasury       300,001           211,438            94,139
          Intermediate-Term Corporate             9,733             7,983             2,152
          Long-Term U.S. Treasury                 2,302             2,388                --
          Long-Term Corporate                    11,817                --            12,086
          High Yield Corporate                  128,443            95,416            36,490
          -------------------------------------------------------------------------------------

     Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Directors of
Vanguard Fixed Income Securities Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GNMA Portfolio (a separate portfolio of Vanguard Fixed Income Securities Fund, the "Fund") at January 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1997 by correspondence with the custodian and, with respect to unsettled securities transactions, the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

We have also audited the financial statements of the other portfolios included in the Fund at January 31, 1997, and we have issued our report thereon. An insert to this Annual Report containing our report on the financial statements of the other portfolios is available from the Fund.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 28, 1997



   SPECIAL 1996 TAX INFORMATION (UNAUDITED)
   VANGUARD FIXED INCOME SECURITIES FUND

   This information for the fiscal year ended January 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

        The GNMA Portfolio designates $1,948,000 as capital gain dividends (from net long-term capital gains), which will be distributed in March 1997.

        The Long-Term Corporate Portfolio designates $32,166,000 as capital gain dividends (from net long-term capital gains), of which $30,697,000 was distributed to shareholders in December 1996 and $1,469,000 will be distributed in March 1997.


All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
     and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
     Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
     Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
     Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
     American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
     University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
     NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
     Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
     Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
     Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President, Individual Investor Group.

IAN A. MACKINNON, Senior Vice President, Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and Chief Financial Officer.

[THE VANGUARD GROUP LOGO]

Please send your comments to us at:

Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

online@vanguard.com  http://www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(c) 1997 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
   Vanguard/Windsor Fund
   Vanguard/Windsor II
   Vanguard Equity Income Fund
   Vanguard Quantitative Portfolios
   Vanguard Selected Value Portfolio
   Vanguard/Trustees' Equity-U.S. Portfolio
   Vanguard Convertible Securities Fund

BALANCED FUNDS
   Vanguard/Wellington Fund
   Vanguard/Wellesley Income Fund
   Vanguard STAR Portfolio
   Vanguard Asset Allocation Fund
   Vanguard LifeStrategy Portfolios

GROWTH FUNDS
   Vanguard/Morgan Growth Fund
   Vanguard/PRIMECAP Fund
   Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
   Vanguard Explorer Fund
   Vanguard Specialized Portfolios
   Vanguard Horizon Fund

INTERNATIONAL FUNDS
   Vanguard International Growth Portfolio
   Vanguard/Trustees' Equity-International
     Portfolio

INDEX FUNDS
   Vanguard Index Trust
   Vanguard Tax-Managed Fund
   Vanguard Balanced Index Fund
   Vanguard Bond Index Fund
   Vanguard International Equity Index Fund
   Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
   Vanguard Money Market Reserves
   Vanguard Treasury Money Market Portfolio
   Vanguard Admiral Funds

INCOME FUNDS
   Vanguard Fixed Income Securities Fund
   Vanguard Admiral Funds
   Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, FL, NJ, NY, OH, PA)

Q280-1/97

[PHOTO]

[PHOTO]

VANGUARD FIXED INCOME SECURITIES FUND
FINANCIAL STATEMENTS
JANUARY 31, 1997

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying Report. The Statement of Net Assets for the GNMA Portfolio begins on page 30 of that Report.

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

           At the end of the Statement of Net Assets of each Portfolio, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

CONTENTS

Short-Term U.S. Treasury Portfolio  . . . . . . . . . . . . . . . . . .       1
Short-Term Federal Portfolio  . . . . . . . . . . . . . . . . . . . . .       3
Short-Term Corporate Portfolio  . . . . . . . . . . . . . . . . . . . .       5
Intermediate-Term U.S. Treasury Portfolio   . . . . . . . . . . . . . .      11
Intermediate-Term Corporate Portfolio   . . . . . . . . . . . . . . . .      12
Long-Term U.S. Treasury Portfolio   . . . . . . . . . . . . . . . . . .      16
Long-Term Corporate Portfolio   . . . . . . . . . . . . . . . . . . . .      17
High Yield Corporate Portfolio  . . . . . . . . . . . . . . . . . . . .      21
Report Of Independent Accountants   . . . . . . . . . . . . . . . . . .      26


----------------------------------------------------------------------------------------------------------
                                                                                        FACE        MARKET
                                                               MATURITY               AMOUNT        VALUE*
SHORT-TERM U.S. TREASURY PORTFOLIO               COUPON            DATE                (000)         (000)
----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (98.9%)
----------------------------------------------------------------------------------------------------------
U.S. Treasury Notes                               4.75%         8/31/98             $ 64,000      $ 62,970
U.S. Treasury Notes                              5.625%        10/31/97                7,000         7,003
U.S. Treasury Notes                              5.875%         3/31/99               14,000        13,980
U.S. Treasury Notes                               6.25%         7/31/98              152,200       153,151
U.S. Treasury Notes                               6.25%         8/31/00               15,500        15,539
U.S. Treasury Notes                               6.75%         6/30/99              124,000       126,054
U.S. Treasury Notes                              6.875%         8/31/99               82,500        84,124
U.S. Treasury Notes                              6.875%         3/31/00               20,300        20,735
U.S. Treasury Notes                              7.125%         9/30/99               82,600        84,755
U.S. Treasury Notes                               7.75%        11/30/99               77,900        81,235
U.S. Treasury Notes                               7.75%        12/31/99              181,800       189,783
U.S. Treasury Notes                               7.75%         1/31/00               14,200        14,835
U.S. Treasury Notes                              7.875%         4/15/98               20,000        20,485

------------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE         MARKET
                                                                             MATURITY             AMOUNT         VALUE*
SHORT-TERM U.S. TREASURY PORTFOLIO                              COUPON           DATE              (000)          (000)
------------------------------------------------------------------------------------------------------------------------
Bariven, SA Eximbank Guaranteed Export Financing
  (U.S. Government Guaranteed)                                  6.277%        4/15/01 (1)(2)     $15,300       $ 15,291
Banco Nacional de Comercio Exterior
  (U.S. Government Guaranteed)                                   4.62%       10/15/98 (1)          8,000          7,900
Banco Nacional de Comercio Exterior
  (U.S. Government Guaranteed)                                   5.95%        4/15/97 (1)          1,080          1,081
Banco Nacional de Comercio Exterior
  (U.S. Government Guaranteed)                                  6.475%        5/15/00 (1)          9,100          9,133
Banco Nacional de Comercio Exterior
  (U.S. Government Guaranteed)                                   6.82%        4/15/99 (1)          3,571          3,607
Banco Nacional de Comercio Exterior
  (U.S. Government Guaranteed)                                  8.038%        1/15/00 (1)          9,000          9,266
Government Export Trust
  (U.S. Government Guaranteed)                                   4.85%        11/1/97 (1)          2,400          2,393
Government Export Trust
  (U.S. Government Guaranteed)                                   5.69%         2/1/98 (1)          3,600          3,602
Government Export Trust
  (U.S. Government Guaranteed)                                   7.75%         1/1/00 (1)          8,000          8,195
Government Trust Certificate
  (Israel)(U.S. Government Guaranteed)                           8.55%       11/15/97 (1)            393            398
Guaranteed Export Certificates
  (U.S. Government Guaranteed)                                  4.743%        9/15/98 (1)         10,400         10,310
Guaranteed Trade Trust
  (U.S. Government Guaranteed)                                   4.77%        11/1/97 (1)          3,340          3,324
Private Export Funding Corp.
  (U.S. Government Guaranteed)                                   5.65%        3/15/03 (1)          6,911          6,784
Small Business Administration
  (U.S. Government Guaranteed)                                   6.95%         6/1/97              3,000          3,013
-----------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
  (COST $956,571)                                                                                               958,946
-----------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.8%)
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account
  (COST $7,612)                                                  5.51%          2/3/97             7,612          7,612
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
  (COST $964,183)                                                                                               966,558
-----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
-----------------------------------------------------------------------------------------------------------------------
Other Assets--Notes C and F                                                                                      12,482
Liabilities--Note F                                                                                              (9,298)
                                                                                                              ---------
                                                                                                                  3,184
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------
Applicable to 95,424,543 outstanding $.001 par value shares
  (authorized 250,000,000 shares)                                                                              $969,742
=======================================================================================================================

NET ASSET VALUE PER SHARE                                                                                        $10.16
=======================================================================================================================

 *See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Restricted security representing 1.6% of Net Assets at January 31, 1997.

-----------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1997, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------
                                                                                                  AMOUNT            PER
                                                                                                   (000)          SHARE
-----------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                 $975,771         $10.23
Undistributed Net Investment Income                                                                   --             --
Accumulated Net Realized Losses--Note D                                                           (8,404)          (.09)
Unrealized Appreciation--Note E                                                                    2,375            .02
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                      $969,742         $10.16
=======================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE        MARKET
                                                                                         MATURITY         AMOUNT        VALUE*
SHORT-TERM FEDERAL PORTFOLIO                                           COUPON                DATE          (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (99.0%)
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (14.4%)
Agency For International Development
     (U.S. Government Guaranteed)                                       7.75%              4/1/98 (1)  $  11,905     $  12,049
Banco Nacional de Comercio Exterior
     (U.S. Government Guaranteed)                                       5.10%             4/15/98 (1)      3,453         3,436
Banco Nacional de Comercio Exterior
     (U.S. Government Guaranteed)                                      5.295%            10/15/97 (1)      5,310         5,300
Banco Nacional de Comercio Exterior
     (U.S. Government Guaranteed)                                       5.48%            10/15/97 (1)      2,700         2,697
Banco Nacional de Comercio Exterior
     (U.S. Government Guaranteed)                                       5.95%             4/15/97 (1)      1,700         1,701
Banco Nacional de Comercio Exterior
     (U.S. Government Guaranteed)                                       6.82%             4/15/99 (1)      2,793         2,821
Banco Nacional de Comercio Exterior
     (U.S. Government Guaranteed)                                      8.038%             1/15/00 (1)      9,000         9,266
Government Export Trust
     (U.S. Government Guaranteed)                                       4.61%              9/1/98 (1)      9,600         9,508
Government Export Trust
     (U.S. Government Guaranteed)                                       5.41%              3/1/99 (1)      4,431         4,409
Government Export Trust
     (U.S. Government Guaranteed)                                       5.69%              2/1/98 (1)      9,785         9,790
Guaranteed Export Certificates
     (U.S. Government Guaranteed)                                       4.43%             6/15/98 (1)     10,420        10,301
Guaranteed Export Certificates
     (U.S. Government Guaranteed)                                      4.743%             9/15/98 (1)      1,502         1,489
Guaranteed Export Certificates
     (U.S. Government Guaranteed)                                      4.813%            12/15/98 (1)      7,422         7,345
Guaranteed Export Certificates
     (U.S. Government Guaranteed)                                       6.61%             9/15/99 (1)     13,974        14,078
Guaranteed Trade Trust
     (U.S. Government Guaranteed)                                       4.86%              4/1/98 (1)      4,740         4,709
Overseas Private Investment Corp.
     (U.S. Government Guaranteed)                                      7.815%            11/15/01 (1)      6,250         6,458
Overseas Private Investment Corp.
     (U.S. Government Guaranteed)                                       8.75%            11/15/01 (1)      9,375         9,889
Private Export Funding Corp.
     (U.S. Government Guaranteed)
Private Export Funding Corp.
     (U.S. Government Guaranteed)                                       5.75%             4/30/98          9,800         9,793
Private Export Funding Corp.
     (U.S. Government Guaranteed)                                       8.95%            10/31/97          7,575         7,758
Private Export Funding Corp.
     (U.S. Government Guaranteed)                                       9.45%            12/31/99         33,580        36,406
U.S. Exim Trust
     (U.S. Government Guaranteed)                                       5.20%             8/25/97 (1)      7,200         7,192
U.S. Government Trust Certificates
     (U.S. Government Guaranteed)                                       7.50%             8/15/00 (1)      9,601         9,821
U.S. Government Trust Certificates
     (U.S. Government Guaranteed)                                       8.00%             5/15/98 (1)      7,352         7,457
                                                                                                                     ---------
                                                                                                                       193,673
                                                                                                                     ---------
AGENCY BONDS AND NOTES (64.1%)
Federal Farm Credit Bank                                                6.33%            12/24/01         10,000         9,952
Federal Home Loan Bank                                                  5.20%            10/20/00         31,000        30,147
Federal Home Loan Bank                                                 5.215%              7/8/98          4,750         4,706
Federal Home Loan Bank                                                 5.237%             2/25/97 (2)     25,000        24,938
Federal Home Loan Bank                                                  5.43%             2/25/99         10,000         9,881
Federal Home Loan Bank                                                  5.93%              3/7/03          5,000         4,861
Federal Home Loan Bank                                                  6.10%             10/7/98         25,000        25,039
Federal Home Loan Bank                                                  6.10%             3/13/03          5,000         4,890
Federal Home Loan Mortgage Corp.                                        6.50%              6/8/00         10,200        10,197
Federal Home Loan Mortgage Corp.                                        6.52%              1/2/02         25,000        25,086
Federal Home Loan Mortgage Corp.                                       6.747%             8/23/01         19,350        19,386
Federal National Mortgage Assn.                                         4.70%             9/10/98         36,200        35,478
Federal National Mortgage Assn.                                         4.94%            10/30/98         20,000        19,672
Federal National Mortgage Assn.                                         5.23%            11/25/98         67,535        66,648
Federal National Mortgage Assn.                                         5.33%             6/26/98         17,535        17,421
Federal National Mortgage Assn.                                         5.40%             3/12/99         13,000        12,844
Federal National Mortgage Assn.                                         5.45%            10/10/03         10,000         9,392
Federal National Mortgage Assn.                                         6.07%             3/15/01         44,800        43,904
Federal National Mortgage Assn.                                         6.13%              7/9/98         23,000        23,089
Federal National Mortgage Assn.                                         6.14%             11/1/99         19,000        18,997
Federal National Mortgage Assn.                                         6.18%            12/10/01         25,000        24,606
Federal National Mortgage Assn.                                         6.25%              8/3/98         17,080        17,165
Federal National Mortgage Assn.                                         6.29%              7/8/98         59,000        59,332
Federal National Mortgage Assn.                                        6.375%            10/13/00          9,000         8,944
Federal National Mortgage Assn.                                         6.41%             7/17/98         22,000        22,169
Federal National Mortgage Assn.                                         6.44%            11/15/01         28,635        28,451
Federal National Mortgage Assn.                                         6.45%             4/23/01         10,000        10,028
Federal National Mortgage Assn.                                         6.60%             6/24/99         30,000        30,314
Federal National Mortgage Assn.                                         6.70%             8/10/01         30,000        30,038
Federal National Mortgage Assn.                                         6.71%             7/24/01         10,000        10,130
Federal National Mortgage Assn.                                         6.74%              5/7/01         10,000        10,024
Federal National Mortgage Assn.                                         7.00%             7/13/98         82,150        83,464

------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE        MARKET
                                                                                        MATURITY          AMOUNT        VALUE*
SHORT-TERM FEDERAL PORTFOLIO                                           COUPON               DATE           (000)         (000)
------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                                         7.23%            9/15/99      $   15,000    $   15,399
Federal National Mortgage Assn.                                         7.40%             7/1/04          15,000        15,649
Federal National Mortgage Assn.                                         8.35%           11/10/99          10,270        10,833
Federal National Mortgage Assn.                                         8.45%            7/12/99          17,845        18,779
Federal National Mortgage Assn.                                        11.50%            11/1/99          46,000        52,095
                                                                                                                    ----------
                                                                                                                       863,948
                                                                                                                    ----------
MORTGAGE OBLIGATIONS (20.5%)
Federal Home Loan Mortgage Corp.
  (Collateralized Mortgage Obligations)                                 6.50%            3/15/00 (1)      24,017        23,995
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)                5.50%             2/5/98           4,227         4,200
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)                5.50%             5/1/99           8,192         8,121
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)                5.50%            11/1/00          14,704        14,350
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)                5.50%             1/1/01          11,712        11,430
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)                6.00%             7/1/98          10,196        10,183
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)                6.00%             9/1/98          25,929        25,894
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)                6.00%            10/1/98          20,109        20,084
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)                6.00%             1/1/99           5,790         5,780
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)                6.00%             3/1/99           6,663         6,650
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)                6.00%             5/1/00           9,723         9,629
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)                6.00%             9/1/00          10,450        10,348
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)                6.00%            11/1/00          43,336        43,119
Federal National Mortgage Assn.
     (Collateralized Mortgage Obligations)                              5.50%            9/25/00 (1)      15,544        15,376
Federal National Mortgage Assn.
     (Collateralized Mortgage Obligations)                              7.50%            3/25/05 (1)           6             6
Federal National Mortgage Assn. (Pooled Mortgage Notes)                 6.00%             1/1/01          43,209        42,750
Federal National Mortgage Assn. (Pooled Mortgage Notes)                 6.00%             7/1/02          20,827        20,489
Federal National Mortgage Assn. (Pooled Mortgage Notes)                 6.00%             5/1/04           4,691         4,622
                                                                                                                    ----------
                                                                                                                       277,026
                                                                                                                    ----------
------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,327,196)                                                                                                  1,334,647
------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.1%)
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account
  (COST $1,266)                                                         5.51%             2/3/97           1,266         1,266
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.1%)
  (COST $1,328,462)                                                                                                  1,335,913
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)
------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                    32,284
Liabilities                                                                                                            (20,335)
                                                                                                                    ----------
                                                                                                                        11,949
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------------
Applicable to 133,358,898 outstanding $.001 par value shares
  (authorized 300,000,000 shares)                                                                                   $1,347,862
==============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                              $10.11
==============================================================================================================================

  *See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Floating Rate Note.

------------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1997, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AMOUNT           PER
                                                                                                           (000)         SHARE
------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                       $1,371,572        $10.28
Undistributed Net Investment Income                                                                           --            --
Accumulated Net Realized Losses--Note D                                                                  (31,161)         (.23)
Unrealized Appreciation--Note E                                                                            7,451           .06
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                            $1,347,862        $10.11
==============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FACE       MARKET
                                                                             MATURITY          RATINGS**        AMOUNT       VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                     COUPON        DATE          (MOODY'S)         (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (78.9%)
-----------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (8.4%)
Carco Auto Loan Master Trust                                       7.875%     7/15/99 (1)            Aaa    $   57,000   $   57,588
The Chase Manhattan Corp. Grantor Trust                             6.00%     9/17/01 (1)            Aaa        20,099       20,096
Citibank Credit Card Master Trust                                   6.70%     2/15/04 (1)             A2        13,000       12,996
Discover Card Master Trust                                          6.70%     2/16/00 (1)            Aaa         5,000        5,023
Ford Credit Auto Loan Master Trust                                  6.50%     8/15/02 (1)            Aaa        35,000       35,065
Household Credit Card Master Trust                                  5.90%     5/15/02 (1)             A2        20,000       19,519
Household Credit Card Master Trust                                  7.00%    12/15/99 (1)            Aaa        79,775       80,398
MBNA Credit Card Master Trust                                       6.20%     8/15/99 (1)            Aaa        10,000       10,000
NationsBank Credit Card Master Trust                                6.45%     4/15/03 (1)            Aaa        55,690       55,829
Neiman Marcus Credit Card Master Trust                              7.60%     6/15/03 (1)            Aaa         5,000        5,173
Standard Credit Card Master Trust                                   6.75%      6/7/00 (1)            Aaa        21,000       21,177
Standard Credit Card Master Trust                                  7.875%      1/7/00 (1)            Aaa        16,100       16,538
Standard Credit Card Master Trust                                  8.875%      9/7/99 (1)            Aaa        26,131       27,103
Toyota Auto Grantor Trust                                           5.85%     3/15/01 (1)            Aaa        14,852       14,842
                                                                                                                         ----------
                                                                                                                            381,347
                                                                                                                         ----------
FINANCE (36.2%)
  AUTOMOBILE (3.3%)
  Chrysler Financial Corp.                                          7.81%     2/23/98                 A3        15,000       15,273
  Ford Motor Credit Corp.                                           5.37%      9/8/98                 A1        14,475       14,290
  Ford Motor Credit Corp.                                          5.742%     11/1/97 (2)             A1        30,000       30,024
  Ford Motor Credit Corp.                                           5.83%     6/29/98                 A1        25,000       24,925
  Ford Motor Credit Corp.                                           7.47%     7/29/99                 A1        11,800       12,095
  General Motors Acceptance Corp.                                   6.00%    12/30/98                 A3         5,000        4,985
  General Motors Acceptance Corp.                                   7.25%     4/30/99                 A3        21,100       21,501
  General Motors Acceptance Corp.                                   8.40%    10/15/99                 A3         5,000        5,243
  General Motors Acceptance Corp.                                   8.50%    12/21/98                 A3        20,000       20,791

  BANKS (9.6%)
  Bank of New York                                                 7.625%     7/15/02                 A2         6,750        6,993
  Bank South Inc.                                                  10.20%      6/1/99                 A3        12,500       13,509
  Barnett Banks Inc.                                                6.25%     7/28/98                 A2        36,800       36,875
  Capital One Bank                                                  6.49%     8/15/97               Baa3         9,000        9,026
  Capital One Bank                                                  6.66%     8/17/98               Baa3         5,000        5,027
  The Chase Manhattan Corp.                                         8.00%     6/15/99                 A2        19,450       20,112
  The Chase Manhattan Corp.                                        8.625%      5/1/02                 A2         7,500        8,117
  The Chase Manhattan Corp.                                        10.00%     6/15/99                 A2        20,840       22,463
  First Fidelity Bancorp                                           9.625%     8/15/99                 A2        23,540       25,333
  First National Bank of Commerce                                   6.50%     1/14/00                 A2        25,000       25,029
  First Union Corp.                                                 9.45%     6/15/99                 A2         6,649        7,087
  Huntington Bancshares                                             5.68%     12/8/98                 A3        10,000        9,923
  MBNA America Bank                                                 7.12%     4/12/99                 A2        10,000       10,180
  MBNA Corp.                                                       6.875%     10/1/99                 A3        15,785       15,965
  MBNA Corp.                                                        7.49%     9/14/99                 A3         6,600        6,769
  Manufacturers Hanover Corp.                                       8.50%     2/15/99                 A2         9,272        9,655
  Meridian Bancorp                                                 6.625%     6/15/00                 A1        26,550       26,609
  Meridian Bancorp                                                 7.875%     7/15/02                 A2         5,650        5,937
  National City Bank Cleveland                                      6.35%     3/15/01                 A1        36,860       36,545
  Norwest Corp.                                                    6.125%    10/15/00                Aa3         6,000        5,934
  Norwest Corp.                                                     6.75%     5/12/00                Aa3        15,000       15,154
  PNC Funding Corp.                                                9.875%      3/1/01                 A3         5,565        6,183
  Security Pacific Corp.                                            9.75%     5/15/99                 A2         5,000        5,350
  Southern National Corp.                                           7.05%     5/23/03                 A3        17,750       17,908
  Summit Bancorp                                                   8.625%    12/10/02               Baa1        21,725       23,457
  Wachovia Bank                                                     5.35%    11/13/98                Aa2        20,000       19,762
  Wachovia Bank                                                     5.60%      3/8/99                Aa2        25,000       24,717
  Wachovia Corp.                                                    7.00%    12/15/99                 A1         9,900       10,068
  Wells Fargo & Co.                                                 8.75%      5/1/02                 A2         5,000        5,439

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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FACE       MARKET
                                                                                 MATURITY      RATINGS**        AMOUNT       VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                     COUPON            DATE      (MOODY'S)         (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
  CONSUMERS (2.2%)
  Countrywide Funding                                               7.85%          3/3/97             A3     $   9,800     $  9,815
  Norwest Financial, Inc.                                           6.68%         9/15/99            Aa3        46,000       46,293
  Norwest Financial, Inc.                                          6.875%        12/15/99            Aa3         9,845        9,975
  Sears Roebuck Acceptance Corp.                                    6.25%         10/6/98             A2        35,000       35,061

  DIVERSIFIED (8.7%)
  AT&T Capital Corp.                                                6.70%         2/15/01           Baa3        50,000       50,000
  Associates Corp. of North America                                 6.50%          9/9/98            Aa3        25,000       25,138
  Associates Corp. of North America                                 7.55%          9/1/99            Aa3        10,000       10,271
  Associates Corp. of North America                                 8.37%        12/21/99            Aa3        19,000       19,989
  Associates Corp. of North America                                 8.40%        11/29/99            Aa3        10,000       10,521
  Associates Corp. of North America                                8.625%         6/15/97            Aa3         6,000        6,062
  CIT Group Holdings                                                5.70%        12/15/98            Aa3        20,000       19,849
  CIT Group Holdings                                                6.00%         2/15/97 (1)        Aa3        14,210       14,211
  CIT Group Holdings                                                6.25%        10/25/99            Aa3        50,000       49,876
  Caterpillar Financial Services                                    5.70%          5/9/97 (2)         A2        21,000       21,004
  Comdisco Inc.                                                     5.75%         2/15/01           Baa1        33,500       32,383
  Comdisco Inc.                                                     6.10%          1/8/99           Baa1        15,000       14,951
  Comdisco Inc.                                                     6.83%         7/30/99           Baa1        15,000       15,160
  Finova Capital Corp.                                             6.375%         4/15/99           Baa1        21,000       21,004
  Finova Capital Corp.                                              6.38%         4/15/99           Baa1        25,000       25,006
  Finova Capital Corp.                                             9.125%         2/27/02           Baa1         8,000        8,745
  General Electric Capital Corp.                                    6.20%         3/15/97 (1)        Aaa        16,565       16,576
  General Electric Capital Corp.                                    8.10%         1/26/99            Aaa         5,000        5,193
  Pitney Bowes Credit Corp.                                         6.80%         10/1/01            Aa3        16,300       16,419
  Pitney Bowes Credit Corp.                                         7.43%         4/15/97            Aa3        14,000       14,055

  INSURANCE (5.0%)
  Conseco Inc.                                                     10.50%        12/15/04            BBB (3)     5,000        5,898
  Sunamerica Inc.                                                   6.20%        10/31/99           Baa1        26,000       25,864
  Travelers/Aetna Property Casualty Corp.                           6.25%         10/1/99             A2        50,000       49,896
  Travelers/Aetna Property Casualty Corp.                           6.75%          9/1/99             A2        30,000       30,249
  Travelers/Aetna Property Casualty Corp.                           6.75%         4/15/01             A2        34,000       34,140
  USAA Capital Corp.                                                6.51%         9/30/99            Aa1        10,000       10,034
  USAA Capital Corp.                                                6.57%         9/20/99            Aa1        25,000       25,123
  USAA Capital Corp.                                                6.60%         6/15/98            Aa1        25,000       25,175
  USF&G Corp.                                                      8.375%         6/15/01           Baa2        17,545       18,575

  OTHER (7.4%)
  Associated Estates Realty Corp.                                   6.88%         12/9/04           Baa3         5,000        4,944
  Associated Estates Realty Corp.                                  8.375%         4/15/00           Baa3        15,680       16,360
  Bear Stearns Co.                                                 7.625%         9/15/99             A2        10,000       10,278
  Bear Stearns Co.                                                 7.625%         4/15/00             A2        26,900       27,666
  Colonial Realty                                                   7.16%         1/17/03           Baa3        22,000       22,038
  Dean Witter Discover & Co.                                        6.00%          3/1/98             A2        11,000       11,005
  Dean Witter Discover & Co.                                        6.25%         3/15/00             A2         7,000        6,956
  Dean Witter Discover & Co.                                        6.75%         8/15/00             A2        15,000       15,079
  Donaldson Lufkin & Jenrette, Inc.                                5.625%         2/15/16           Baa1        12,000       11,572
  Goldman Sachs Group                                              5.962%         1/25/99 (2)         A1        14,000       14,010
  Goldman Sachs Group                                               6.10%         4/15/98             A1        30,000       30,031
  Goldman Sachs Group                                              6.875%         9/15/99             A1        16,175       16,352
  Lehman Brothers Holdings                                          5.75%         2/15/98           Baa1         5,000        4,976
  Lehman Brothers Holdings                                         8.375%         2/15/99           Baa1         5,000        5,181
  Morgan Stanley Group                                              5.75%         2/15/01             A1        10,500       10,164
  Morgan Stanley Group                                             6.425%         3/15/00             A1        15,000       14,967
  Morgan Stanley Group                                              6.93%         3/12/97 (1)         A1         8,000        8,013
  Oasis Residential Inc.                                            6.75%        11/15/01           Baa3         4,000        3,947
  PaineWebber Group                                                 7.16%         6/15/99           Baa1        25,000       25,314

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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FACE       MARKET
                                                                                 MATURITY      RATINGS**        AMOUNT       VALUE*
                                                                   COUPON            DATE      (MOODY'S)         (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
  Post Apartment Homes                                              7.25%         10/1/03           Baa1      $  7,000   $    7,048
  Simon DeBartolo PATS                                              6.75%        11/15/03           Baa1        23,000       22,554
  Smith Barney Holdings                                             5.50%         1/15/99             A2        11,000       10,855
  Smith Barney Holdings                                             7.00%         5/15/00             A2        15,500       15,721
  Smith Barney Holdings                                             7.98%          3/1/00             A2        17,500       18,220
                                                                                                                         ----------
                                                                                                                          1,640,015
                                                                                                                         ----------
INDUSTRIAL (27.3%)
  AEROSPACE & DEFENSE (4.6%)
  Lockheed Martin Corp.                                             5.65%          4/1/97             A3        36,150       36,153
  Lockheed Martin Corp.                                             6.85%         5/15/01             A3        47,000       47,386
  McDonnell Douglas Corp.                                          8.625%          4/1/97           Baa1        32,141       32,277
  Rockwell International                                           7.625%         2/17/98             A1        55,000       55,875
  Rockwell International                                           8.875%         9/15/99             A1        33,860       35,954

  BASIC INDUSTRIES (0.2%)
  Allied Corp.                                                      0.00%         9/15/98             A2         7,500        6,800

  CABLE (0.8%)
  Cox Communications, Inc.                                         6.375%         6/15/00           Baa2        37,000       36,720

  CHEMICALS (1.4%)
  Praxair, Inc.                                                     6.70%         4/15/01             A3        50,000       50,053
  Union Carbide Corp.                                               7.00%          8/1/99           Baa2        12,315       12,470

  COMPUTERS & ELECTRIC EQUIPMENT (3.3%)
  CSC Enterprises                                                   6.50%        11/15/01             A3        25,000       24,852
  CSC Enterprises                                                   6.80%         4/15/99             A3        21,500       21,715
  Compaq Computer Corp.                                             6.50%         3/15/99           Baa2        40,600       40,673
  Electronic Data Systems Corp.                                     6.85%         5/15/00             A1        18,000       18,194
  Lucent Technologies                                               6.90%         7/15/01             A2        45,000       45,601

  CONSUMER GOODS & SERVICES (2.2%)
  The Coca-Cola Co.                                                7.875%         9/15/98            Aa3        18,000       18,490
  The Walt Disney Co.                                              6.375%         3/30/01             A2        33,000       32,833
  Sara Lee Corp.                                                    5.70%         7/14/00             A1         5,000        4,886
  Sara Lee Corp.                                                    6.50%         5/16/00             A1        15,000       15,001
  Sara Lee Corp.                                                    6.70%          9/9/99             A1        10,000       10,096
  Sara Lee Corp.                                                    7.75%          2/3/00             A1        18,700       19,349

  ENERGY & RELATED GOODS & SERVICES (4.7%)
  Mobil Oil Corp.                                                   9.17%         2/29/00 (1)        Aa2        52,888       55,381
  Occidental Petroleum Corp.                                        6.75%         9/16/99           Baa2         6,000        6,030
  Occidental Petroleum Corp.                                        8.50%         11/9/01           Baa2        10,000       10,683
  Occidental Petroleum Corp.                                      10.125%        11/15/01           Baa2         2,000        2,272
  Phillips Petroleum Co.                                            7.66%          4/9/97             A3         5,000        5,019
  Phillips Petroleum Co.                                            8.00%         4/12/99             A3         4,000        4,142
  Texaco Capital Corp.                                              6.87%         6/30/97             A1        30,000       30,158
  Texaco Capital Corp.                                              8.22%         2/12/97             A1        15,000       15,011
  Texaco Capital Corp.                                              8.65%         1/30/98             A1        16,750       17,173
  Texaco Capital Corp.                                              9.00%        11/15/97             A1         8,000        8,186
  Union Oil of California                                           6.33%         2/28/97           Baa2        20,000       20,011
  Union Oil of California                                           6.38%         2/18/97           Baa2        15,000       15,005
  Union Oil of California                                          6.625%         2/28/97           Baa2        15,000       15,011
  Union Oil of California                                           8.97%          3/6/98           Baa2         6,000        6,182

  FOOD & LODGING (1.6%)
  Kellogg Co.                                                       5.90%         7/15/97            Aa1        30,565       30,612
  McDonald's Corp.                                                 8.375%        10/29/99            Aa2         8,550        8,986
  PepsiCo, Inc.                                                     5.00%         2/24/97             A1        32,000       31,992

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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FACE       MARKET
                                                                                 MATURITY      RATINGS**        AMOUNT       VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                     COUPON            DATE      (MOODY'S)         (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
  HEALTH CARE (0.3%)
  Allegiance Corp.                                                  7.00%        10/15/26           Baa3      $ 12,000  $    12,137

  MEDIA & COMMUNICATIONS (3.8%)
  R.R. Donnelley & Sons Co.                                         7.27%        10/20/97             A1        15,000       15,157
  R.R. Donnelley & Sons Co.                                         7.96%         11/8/99             A1        40,000       41,638
  Gannett Co.                                                       5.25%          3/1/98             A2        40,000       39,716
  Knight-Ridder, Inc.                                               8.50%          9/1/01 (1)         A1        17,025       17,957
  News America Holdings                                             7.50%          3/1/00           Baa3        30,000       30,710
  News America Holdings                                            9.125%        10/15/99           Baa3        23,095       24,596

  METAL (0.3%)
  CBI Industries                                                    7.53%         8/26/99             A3        15,000       15,368

  PAPER (0.3%)
  International Paper Co.                                           7.40%          3/4/97             A3        10,000       10,017
  International Paper Co.                                           9.50%         5/30/97             A3         5,000        5,057

  RETAIL (0.8%)
  J.C. Penney & Co., Inc.                                          5.375%        11/15/98             A2        13,350       13,158
  Sears, Roebuck & Co.                                              5.25%         2/24/97             A2        10,000       10,000
  Sears, Roebuck & Co.                                              9.25%         4/15/98             A2        13,100       13,572

  TRANSPORTATION (2.2%)
  CSX Corp.                                                         9.04%         2/28/97             A3         8,500        8,518
  Federal Express Co.                                              9.875%          4/1/02           Baa2         8,195        9,259
  Federal Express Co.                                              10.00%          9/1/98           Baa2        24,875       26,254
  Federal Express Co.                                              10.00%         4/15/99           Baa2         6,255        6,706
  Hertz Corp.                                                       6.50%          4/1/00             A3         5,000        4,995
  Hertz Corp.                                                       8.30%          2/2/98             A3        19,500       19,918
  Union Pacific Railroad Co. (Equipment Trust Certificate)          6.99%        12/24/99 (1)        Aa3         6,028        6,096
  Union Pacific Railroad Co. (Equipment Trust Certificate)         9.625%         3/15/02            Aa3        18,350       18,425

  OTHER (0.8%)
  General Electric Co.                                             7.875%         9/15/98            Aaa        15,000       15,415
  Minnesota Mining & Manufacturing Co.                              6.25%         3/29/99            Aaa        22,275       22,313
                                                                                                                         ----------
                                                                                                                          1,234,214
                                                                                                                         ----------
UTILITIES (7.0%)
Delmarva Power & Light                                              6.40%          7/1/03             A2        14,000       13,672
Duquesne Light Co.                                                  6.15%         2/12/98           Baa1         5,000        4,998
Edison Mission Energy Funding Corp.                                 6.77%         9/15/03 (1)       Baa1        17,500       17,419
Enron Corp.                                                         8.50%          2/1/00           Baa2        20,000       20,000
Florida Gas Transmission                                            7.75%         11/1/97           Baa2         6,000        6,076
Florida Gas Transmission                                            8.14%         11/1/99           Baa2        10,000       10,407
Florida Power & Light                                               5.50%          7/1/99            Aa3        20,600       20,227
GTE North Inc.                                                      5.50%         2/15/99             A1        18,175       17,939
GTE Northwest Inc.                                                 7.375%          5/1/01             A2         4,000        4,104
GTE Southwest Inc.                                                  5.82%         12/1/99             A2        18,650       18,341
Idaho Power Co.                                                     5.33%          9/1/98             A2         4,500        4,446
Kansas City Power & Light Co.                                       6.50%        11/14/01             A1         5,000        4,944
Kern River Funding Corp.                                            6.42%         3/31/01 (1)         A2        15,794       15,784
MCI Communications Corp.                                            6.25%         3/23/99             A2        12,000       11,991
MCN Investment Corp.                                                6.03%          2/1/01           Baa2         4,000        3,901
MCN Investment Corp.                                                6.82%         5/13/99           Baa2        28,000       28,224
NYNEX Credit Co.                                                    6.50%         9/15/00             A3        30,000       29,912
NYNEX Corp. Capital Funding                                         8.10%         11/1/99             A3         5,070        5,279
NYNEX Corp. Capital Funding                                         8.11%         11/1/99             A3        15,000       15,623
Progress Capital Holdings                                           6.88%          8/1/01             A2        20,000       20,138
Texas Utilities Co.                                                6.375%          8/1/97           Baa1         5,000        5,012
Texas Utilities Co.                                                 9.50%          8/1/99           Baa1         8,500        9,096

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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FACE       MARKET
                                                                             MATURITY          RATINGS**        AMOUNT       VALUE*
                                                                   COUPON        DATE          (MOODY'S)         (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
U S WEST Capital Funding, Inc.                                      6.95%     1/15/37               Baa1      $ 14,000   $   13,986
United Telecom                                                      9.75%      4/1/00                 A3        10,550       11,454
Wisconsin Power & Light                                            6.125%     7/15/97                Aa2         5,000        5,010
                                                                                                                         ----------
                                                                                                                            317,983
                                                                                                                         ----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $3,558,412)                                                                                                       3,573,559
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (10.6%)
-----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                                   7.935%     9/13/06                           31,950       32,564
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)            5.50%     10/1/00 (1)                       29,933       23,357
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)            6.00%      9/1/98 (1)                       13,246       13,230
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)            6.00%     12/1/99 (1)                       15,417       15,309
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)            6.00%      2/1/01 (1)                       92,932       92,032
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)            6.00%      7/1/01 (1)                       45,205       44,682
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)            6.00%      1/1/25 (1)                       30,376       30,154
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)            6.50%     10/1/99 (1)                       12,894       12,918
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)            7.00%      2/1/00 (1)                        6,325        6,401
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)            7.00%      3/1/00 (1)                       22,132       22,397
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)            7.00%      5/1/00 (1)                       25,837       26,114
Federal Home Loan Mortgage Corp. (Pooled Mortgage Notes)            7.00%      6/1/01 (1)                       29,492       29,670
Federal National Mortgage Assn.                                     6.70%     8/10/01                           50,140       50,203
Federal National Mortgage Assn.                                     7.94%     9/13/06                           10,000       10,209
Federal National Mortgage Assn. (Pooled Mortgage Notes)             6.00%      1/1/01 (1)                       29,517       29,203
Federal National Mortgage Assn. (Pooled Mortgage Notes)             6.00%      6/1/01 (1)                        9,068        8,955
Federal National Mortgage Assn. (Pooled Mortgage Notes)            6.834%      7/1/03 (1)                       14,927       14,997
Federal National Mortgage Assn. (Pooled Mortgage Notes)             8.00%      6/1/99 (1)                        6,188        6,337
Government Export Trust (U.S. Government Guaranteed)                4.85%     11/1/97 (1)                        4,400        4,386
Government Export Trust (U.S. Government Guaranteed)                6.61%     9/15/99 (1)                        5,375        5,415
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $482,666)                                                                                                           478,533
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR DENOMINATED) (6.9%)
-----------------------------------------------------------------------------------------------------------------------------------
Province of Alberta                                                 9.20%     11/1/97                Aa2        23,000       23,569
Bank of Nova Scotia                                                 9.00%     10/1/99                 A1        12,394       13,181
Bayerische Landesbank Girozentrale                                 5.625%     2/26/01                Aaa        16,000       15,497
Bayerische Landesbank Girozentrale                                 6.375%     8/31/00                Aaa        50,000       49,989
British Telecom Finance Inc.                                       9.375%     2/15/99                Aaa        32,425       34,381
Enersis                                                             6.60%     12/1/26               Baa1        20,000       19,550
KFW International Finance                                          9.125%     5/15/01                Aaa         7,995        8,767
Province of Manitoba                                                6.00%    10/15/97                 A1        30,000       30,045
Province of Manitoba                                               6.125%     5/28/98                 A1        20,000       20,054
Province of Manitoba                                                7.75%      2/1/02                 A1         7,310        7,653
Province of Manitoba                                                8.75%     5/15/01                 A1         7,000        7,557
Province of Manitoba                                                9.50%     9/15/98                 A1        10,000       10,521
Province of Manitoba                                               9.625%     3/15/99                 A1        10,000       10,667
National Australia Bank                                             9.70%    10/15/98                 A1        12,150       12,840
Noranda, Inc.                                                       8.00%      6/1/03               Baa2        20,000       20,931
Noranda, Inc.                                                      8.625%     7/15/02               Baa2        15,000       16,124
Placer Dome Inc.                                                    6.14%     1/29/02               Baa2        15,000       14,550
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
  (COST $315,170)                                                                                                           315,876
-----------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.3%)
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account
  (COST $56,808)                                                    5.51%          2/3/97                       56,808       56,808
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.7%)
  (COST $4,413,056)                                                                                                       4,424,776
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             MARKET
                                                                                                                             VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                                                                                (000)
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.3%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Notes C and F                                                                                              $  180,952
Liabilities--Note F                                                                                                         (74,990)
                                                                                                                         ----------
                                                                                                                            105,962
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 421,571,751 outstanding $.001 par value shares
  (authorized 700,000,000 shares)                                                                                        $4,530,738
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                    $10.75
===================================================================================================================================

 *See Note A in Notes to Financial Statements.
**Unaudited.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Floating Rate Notes.
(3) Rated by Standard & Poor's.
PATS--Putable Asset Trust Securities.

-----------------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1997, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                AMOUNT          PER
                                                                                                                 (000)        SHARE
-----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                             $4,549,810       $10.79
Undistributed Net Investment Income                                                                                 --           --
Accumulated Net Realized Losses--Note D                                                                        (30,792)        (.07)
Unrealized Appreciation--Note E                                                                                 11,720          .03
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                  $4,530,738       $10.75
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FACE       MARKET
                                                                                 MATURITY                       AMOUNT       VALUE*
INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO                          COUPON            DATE                        (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (98.3%)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                                               10.375%        11/15/12                     $221,250   $  282,578
U.S. Treasury Bonds                                                10.75%         2/15/03                        4,000        4,868
U.S. Treasury Bonds                                                10.75%         5/15/03                       87,100      106,521
U.S. Treasury Bonds                                               11.125%         8/15/03                        9,000       11,243
U.S. Treasury Bonds                                               11.625%        11/15/04                       27,300       35,793
U.S. Treasury Bonds                                               11.875%        11/15/03                       20,700       26,839
U.S. Treasury Notes                                                5.875%         2/15/04                       12,600       12,230
U.S. Treasury Notes                                                 6.25%         4/30/01                       16,000       16,005
U.S. Treasury Notes                                                6.625%         7/31/01                       21,700       22,008
U.S. Treasury Notes                                                 7.25%         5/15/04                      196,665      206,038
U.S. Treasury Notes                                                 7.25%         8/15/04                       35,500       37,197
U.S. Treasury Notes                                                 7.50%         2/15/05                       71,500       76,069
U.S. Treasury Notes                                                 7.75%        12/31/99                       57,000       59,503
U.S. Treasury Notes                                                7.875%        11/15/04                      143,400      155,701
Government Export Trust (U.S. Government Guaranteed)                6.00%         3/15/05 (1)                   17,188       16,821
Government Export Trust (U.S. Government Guaranteed)                7.46%        12/15/05 (1)                   30,130       31,072
Government Export Trust (U.S. Government Guaranteed)                8.21%        12/29/06 (1)                   28,402       30,074
Guaranteed Trade Trust (U.S. Government Guaranteed)                 7.02%          9/1/04 (1)                   14,167       14,464
Guaranteed Trade Trust (U.S. Government Guaranteed)                 7.39%         6/26/06 (1)                    4,861        4,988
Guaranteed Trade Trust (U.S. Government Guaranteed)                 7.80%         8/15/06 (1)                    8,968        9,376
Guaranteed Trade Trust (U.S. Government Guaranteed)                 8.17%         1/15/07 (1)                    7,500        7,973
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                     5.735%         1/15/02 (1)                   19,000       18,726
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                      5.94%         6/20/06 (1)                   20,000       19,398
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                      6.08%         8/15/04 (1)                   22,500       21,976
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                     6.726%         9/15/10 (1)                   17,000       16,796
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                      6.75%        12/15/08 (1)                   13,300       13,274
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
  (COST $1,249,535)                                                                                                       1,257,531
-----------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.2%)
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
Pooled Cash Account
  (COST $2,070)                                                     5.51%          2/3/97                        2,070        2,070
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.5%)
  (COST $1,251,605)                                                                                                       1,259,601
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.5%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Notes C and F                                                                                                 238,432
Liabilities--Note F                                                                                                        (219,448)
                                                                                                                         ----------
                                                                                                                             18,984
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 123,246,962 outstanding $.001 par value shares
  (authorized 250,000,000 shares)                                                                                        $1,278,585
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                    $10.37
===================================================================================================================================

  *See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

-----------------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1997, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                AMOUNT          PER
                                                                                                                 (000)        SHARE
-----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                             $1,300,978       $10.56
Undistributed Net Investment Income                                                                                 --           --
Accumulated Net Realized Losses--Note D                                                                        (30,389)        (.25)
Unrealized Appreciation--Note E                                                                                  7,996          .06
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                  $1,278,585       $10.37
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FACE       MARKET
                                                                                 MATURITY      RATINGS**        AMOUNT       VALUE*
INTERMEDIATE-TERM CORPORATE PORTFOLIO                              COUPON            DATE      (MOODY'S)         (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (80.8%)
-----------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (3.2%)
Chase Manhattan Credit Card Master Trust                            7.04%         2/15/05 (1)        Aaa      $  5,000    $   5,106
Citibank Credit Card Master Trust                                   6.70%         2/15/04 (1)         A2         5,000        4,998
Ford Credit Auto Loan Master Trust                                  6.50%         8/15/02 (1)        Aaa         4,000        4,007
NationsBank Credit Card Master Trust Series                         6.45%         4/15/03 (1)        Aaa         5,000        5,013
                                                                                                                          ---------
                                                                                                                             19,124
                                                                                                                          ---------
FINANCE (39.7%)
  AUTOMOBILE (1.0%)
  Ford Motor Credit Corp.                                          5.742%         11/1/97 (2)         A1         1,000        1,001
  Ford Motor Credit Corp.                                           6.25%         12/8/05             A1         3,000        2,827
  Ford Motor Credit Corp.                                           7.50%         1/15/03             A1         1,000        1,030
  Ford Motor Credit Corp.                                           7.75%        11/15/02             A1         1,000        1,048

  BANKS (16.0%)
  Banc One Corp.                                                   9.875%          3/1/09             A1         3,690        4,441
  Bank of New York Co.                                             6.625%         6/15/03             A2         5,000        4,951
  Chase Manhattan Corp.                                            8.625%          5/1/02             A2         5,000        5,411
  CoreStates Capital Corp.                                          6.75%        11/15/06             A2         5,000        4,867
  CoreStates Capital Corp.                                         9.625%         2/15/01             A2         2,500        2,757
  First Bank N.A.                                                   6.00%        10/15/03             A2         4,200        4,001
  First Bank System                                                6.875%         9/15/07             A3         5,000        4,883
  First Interstate Bancorp                                        10.875%         4/15/01             A2         1,000        1,148
  MBNA Corp.                                                       6.875%          6/1/05             A3         6,000        5,874
  Meridian Bancorp                                                 6.625%         3/15/03             A2         3,000        2,960
  PNC Funding Corp.                                                9.875%          3/1/01             A3         5,000        5,555
  Southern National Corp.                                           7.05%         5/23/03             A3        10,000       10,089
  Sovereign Bancorp                                                 6.75%          7/1/00           BBB- (3)     5,755        5,728
  Summit Bancorp                                                   8.625%        12/10/02           Baa1         5,775        6,236
  Summit Bank                                                       6.75%         6/15/03             A3         5,510        5,445
  U.S. Bancorp                                                      7.50%          6/1/26             A3        10,000       10,386
  Wells Fargo & Co.                                                6.875%          4/1/06             A2         5,000        4,905
  Wells Fargo & Co.                                                7.125%         8/15/06             A2         5,000        4,995

  CONSUMERS (1.7%)
  Norwest Financial, Inc.                                           7.50%         4/15/05            Aa3         5,000        5,165
  Sears Roebuck Acceptance Corp.                                    6.80%         10/9/02             A2         5,000        5,000

  DIVERSIFIED (4.9%)
  Associates Corp. of North America                                 7.54%         4/14/04            Aa3         3,000        3,090
  Associates Corp. of North America                                 5.75%        10/15/03            Aa3         5,000        4,718
  Associates Corp. of North America                                7.875%         9/30/01            Aa3         2,000        2,098
  Caterpillar Financial Services                                    5.70%          5/9/97 (2)         A2         1,000        1,000
  Finova Capital Corp.                                              6.75%        11/15/04           Baa1         5,000        4,897
  General Electric Capital Corp.                                    8.50%         7/24/08            Aaa         6,100        6,805
  General Electric Capital Corp.                                    8.70%         2/15/03            Aaa         1,000        1,098
  Pitney Bowes Credit Corp.                                        6.625%          6/1/02            Aa3         5,000        4,998

  INSURANCE (8.0%)
  Conseco Inc.                                                     10.50%        12/15/04            BBB (3)     5,000        5,898
  Harleysville Group                                                6.75%        11/15/03           Baa2         7,500        7,270
  Horace Mann Educators Corp.                                      6.625%         1/15/06           Baa2         3,500        3,334
  NAC Re Corp.                                                      7.15%        11/15/05           Baa2         5,000        4,964
  Orion Capital                                                    9.125%          9/1/02           Baa2         5,000        5,498
  Reinsurance Group of America Inc.                                 7.25%          4/1/06              A (3)     5,000        4,953
  Travelers/Aetna Property & Casualty Corp.                         6.75%         4/15/01             A2         5,000        5,021
  USF&G Corp.                                                      7.125%          6/1/05           Baa2         5,000        5,004
  USF&G Corp.                                                      8.375%         6/15/01           Baa2         5,000        5,294

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FACE       MARKET
                                                                                 MATURITY      RATINGS**        AMOUNT       VALUE*
                                                                   COUPON            DATE      (MOODY'S)         (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
  OTHER (8.1%)
  Associated Estates Realty Corp.                                   6.88%         12/9/04           Baa3       $ 2,000     $  1,978
  Bear Stearns Cos., Inc.                                           7.25%        10/15/06             A2         5,000        5,003
  Camden Property Trust                                             7.00%        11/15/06           Baa3         3,000        2,914
  Colonial Realty                                                   7.16%         1/17/03           Baa3         3,000        3,005
  Dean Witter Discover & Co.                                        6.30%         1/15/06             A2         5,000        4,720
  Donaldson, Lufkin & Jenrette, Inc.                               5.625%         2/15/16           Baa1         3,000        2,893
  Goldman Sachs Group                                               7.80%         7/15/02             A1         5,000        5,217
  Merrill Lynch & Co.                                               6.64%         9/19/02            Aa3         5,000        4,985
  Morgan Stanley Group                                             9.375%         6/15/01             A1         1,000        1,102
  Post Apartment Homes                                              7.25%         10/1/03           Baa1         2,000        2,014
  Security Capital Pacific Trust                                   7.375%        10/15/06           Baa2         3,000        3,023
  Simon DeBartolo PATS                                              6.75%        11/15/03           Baa1         3,000        2,942
  Smith Barney Holdings                                            6.875%         6/15/05             A2         5,000        4,895
  United Dominion Realty Trust, Inc.                                7.25%         1/15/07           Baa1         3,000        2,990
                                                                                                                           --------
                                                                                                                            234,324
                                                                                                                           --------
INDUSTRIAL (27.6%)
  AEROSPACE & DEFENSE (2.5%)
  The Boeing Co.                                                    8.10%        11/15/06             A1         2,000        2,163
  Lockheed Martin Corp.                                             7.25%         5/15/06             A3         5,000        5,070
  Northrop Grumman Corp.                                            7.00%          3/1/06           Baa3         5,000        4,907
  Rockwell International                                           8.375%         2/15/01             A1         2,361        2,509

  AUTOMOTIVE (0.9%)
  General Motors Corp.                                             8.875%         6/11/01             A3         1,000        1,078
  General Motors Corp.                                              9.22%         7/18/01             A3         1,000        1,093
  General Motors Corp.                                             9.625%         12/1/00             A3         3,000        3,298

  CABLE (0.3%)
  Cox Communications, Inc.                                          6.50%        11/15/02           Baa2         2,000        1,961

  CHEMICALS (1.6%)
  Eastman Chemical Co.                                             6.375%         1/15/04             A3         1,500        1,454
  Hoechst-Celanese                                                 6.125%          2/1/04             A2         2,000        1,912
  Praxair Inc.                                                      6.70%         4/15/01             A3         5,000        5,005
  Praxair Inc.                                                      6.85%         6/15/05             A3         1,000          987

  COMPUTERS & ELECTRONIC EQUIPMENT (3.0%)
  Applied Materials                                                 8.00%          9/1/04           Baa2         2,000        2,098
  Compaq Computer Corp.                                             7.25%         3/15/04           Baa2         3,500        3,535
  Electronic Data Systems Corp.                                     6.85%         5/15/00             A1         5,000        5,054
  Lucent Technologies                                               6.90%         7/15/01             A2         5,000        5,067
  Tektronix Global Notes                                            7.50%          8/1/03           Baa3         2,000        2,032

  CONSUMER GOODS & SERVICES (3.9%)
  American Stores                                                   7.40%         5/15/05           Baa2         3,000        3,034
  American Stores                                                  9.125%          4/1/02           Baa2         4,000        4,391
  Anheuser Busch Co.                                                6.75%          6/1/05             A1         2,000        1,961
  The Walt Disney Co.                                              6.375%         3/30/01             A2         5,000        4,975
  Levi Strauss & Co.                                                6.80%         11/1/03           Baa2         4,000        3,961
  Sara Lee Corp.                                                    5.70%         7/14/00             A1         5,000        4,886

  ENERGY & RELATED GOODS & SERVICES (1.5%)
  Occidental Petroleum Corp.                                      10.125%        11/15/01           Baa2         3,000        3,408
  Phillips Petroleum Co.                                            9.00%          6/1/01             A3         1,000        1,089
  Quaker State                                                     6.625%        10/15/05           Baa1         2,000        1,922
  Western Atlas, Inc.                                              7.875%         6/15/04             A3         2,000        2,107

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FACE       MARKET
                                                                                 MATURITY      RATINGS**        AMOUNT       VALUE*
INTERMEDIATE-TERM CORPORATE PORTFOLIO                              COUPON            DATE      (MOODY'S)         (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
  FOOD & LODGING (0.6%)
  IBP Inc.                                                         6.125%          2/1/06             A3      $  4,000     $  3,749

  HEALTH CARE (6.1%)
  Allegiance Corp.                                                  7.00%        10/15/26           Baa3         5,000        5,057
  C.R. Bard, Inc.                                                   6.70%         12/1/26           Baa2         7,000        6,800
  Cardinal Health Inc.                                              6.00%         1/15/06             A3         8,845        8,259
  Cardinal Health Inc.                                              6.50%         2/15/04             A3         1,000          977
  Eli Lilly & Co.                                                  8.375%         12/1/06            Aa3         2,000        2,204
  MedPartners                                                      7.375%         10/1/06           Baa3         5,000        5,029
  Upjohn Co. Employee Stock Ownership Trust                         9.79%          2/1/04 (1)         A1         6,996        7,740

  MEDIA & COMMUNICATIONS (0.9%)
  News America Holdings                                             8.50%         2/23/25           Baa3         5,000        5,458

  METAL (0.4%)
  Timken Co.                                                        7.30%         8/13/02             A3         2,500        2,556

  RETAIL (0.2%)
  Sears, Roebuck & Co.                                              8.52%         5/13/02             A2         1,000        1,076

  TRANSPORTATION (5.7%)
  Burlington Northern Railroad Co.                                  7.33%         6/23/10 (1)        Aa3         5,000        5,109
  CSX Corp.                                                         9.50%          8/1/00             A3         1,000        1,086
  Delta Airlines Inc.                                              7.541%        10/11/11 (1)       Baa1         4,793        4,797
  Delta Airlines Inc.                                               8.54%          1/2/07 (1)       Baa1         2,922        3,095
  Federal Express                                                 10.125%         7/15/03           Baa2         2,000        2,313
  Jet Equipment Trust                                               7.63%         8/15/12 (1)         A1         2,918        2,997
  Northwest Airlines                                                8.07%          1/2/15 (1)       Baa1        11,409       12,065
  Union Pacific Railroad Co. Equipment Trust                        6.12%          2/1/04            Aa3         2,000        1,887
                                                                                                                           --------
                                                                                                                            163,211
                                                                                                                           --------
UTILITIES (10.3%)
Arizona Public Service                                             8.125%         3/15/02           Baa1         4,000        4,222
Chesapeake & Potomac Telephone Co. (MD)                             6.00%          5/1/03            Aa2         4,604        4,423
Colorado Interstate Gas                                            10.00%         6/15/05           Baa2         5,000        5,895
Delmarva Power & Light                                              6.40%          7/1/03             A2         5,000        4,883
Enron Corp.                                                        7.625%         9/10/04           Baa2         5,000        5,187
GTE Northwest Inc.                                                 7.375%          5/1/01             A2         4,000        4,104
Kansas City Power & Light Co.                                       6.50%        11/14/01             A1         5,000        4,944
MCI Communications Corp.                                            7.50%         8/20/04             A2         1,500        1,557
Panhandle Eastern Corp.                                             7.25%         5/15/05           Baa2         5,000        5,076
Pennsylvania Power & Light Co.                                     6.875%          3/1/04             A3         5,000        4,974
Progress Capital Holdings                                           7.45%          9/1/03             A2        10,000       10,291
Southwestern Bell Telephone                                         5.77%        10/14/03            Aa3         6,000        5,673
                                                                                                                           --------
                                                                                                                             61,229
                                                                                                                           --------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $477,694)                                                                                                           477,888
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (5.2%)
-----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                                     5.82%         11/4/03                        2,900        2,745
Federal National Mortgage Assn. (Pooled Mortgage Notes)            6.834%          7/1/03                        9,952        9,998
Federal Home Loan Mortgage Corp.                                   7.935%         9/13/06                        8,500        8,663
Guaranteed Trade Trust (U.S. Government Guaranteed)                 8.17%         1/15/07 (1)                    4,167        4,430
U.S. Treasury Notes                                                5.875%         2/15/04                        3,400        3,300
U.S. Treasury Notes                                                6.125%        12/31/01                        2,000        1,988
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $30,641)                                                                                                             31,124
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FACE       MARKET
                                                                                 MATURITY      RATINGS**        AMOUNT       VALUE*
                                                                   COUPON            DATE      (MOODY'S)         (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR DENOMINATED) (11.5%)
-----------------------------------------------------------------------------------------------------------------------------------
ABN AMRO Bank NV                                                    7.55%         6/28/06            Aa2      $  5,000     $  5,167
Australia & New Zealand Banking Group                               7.55%         9/15/06             A1         9,500        9,741
Bangkok Bank                                                        7.25%         9/15/05             A3         5,000        4,908
Bank of Nova Scotia                                                 6.25%         9/15/08             A1         1,000          928
Bayer Corp.                                                         6.50%         10/1/02            Aa2         6,000        5,952
Enersis SA                                                          6.90%         12/1/06           Baa1         5,000        4,862
Japan Finance Corp. For Municipal Enterprises                       6.85%         4/15/06            Aaa         5,000        5,013
Province of Manitoba                                                7.75%          2/1/02             A1         4,000        4,188
Province of Manitoba                                                8.75%         5/15/01             A1         3,000        3,239
Noranda, Inc.                                                      8.625%         7/15/02           Baa2         1,000        1,075
Placer Dome Inc.                                                   7.125%         5/15/03           Baa2         5,000        4,995
Santander Financial Issuances Ltd.                                  7.00%          4/1/06             A1         5,000        4,940
Societe Generale                                                    7.40%          6/1/06            Aa3         5,000        5,067
Swiss Bank Corp.                                                    6.75%         7/15/05            Aa2         4,000        3,933
Toronto Dominion Bank                                               6.45%         1/15/09            Aa3         2,500        2,353
Westdeutsche Landesbank                                             6.75%         6/15/05            Aa1         2,000        1,973
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
  (COST $67,673)                                                                                                             68,334
-----------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.0%)
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
Pooled Cash Account
  (COST $11,589)                                                    5.51%          2/3/97                       11,589       11,589
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%)
  (COST $587,597)                                                                                                           588,935
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Notes C and F                                                                                                  21,568
Liabilities--Note F                                                                                                         (18,730)
                                                                                                                           --------
                                                                                                                              2,838
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 60,866,937 outstanding $.001 par value shares
  (authorized 250,000,000 shares)                                                                                          $591,773
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                     $9.72
===================================================================================================================================

 *See Note A in Notes to Financial Statements.
**Unaudited.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Floating Rate Notes.
(3) Rated by Standard & Poor's.
PATS--Putable Asset Trust Securities.

----------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------------
                                                                                                  AMOUNT           PER
                                                                                                   (000)         SHARE
----------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                 $590,484         $9.70
Undistributed Net Investment Income                                                                   --            --
Accumulated Net Realized Losses--Note D                                                              (49)           --
Unrealized Appreciation--Note E                                                                    1,338           .02
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                      $591,773         $9.72
======================================================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                                                    FACE        MARKET
                                                                                 MATURITY         AMOUNT        VALUE*
LONG-TERM U.S. TREASURY PORTFOLIO                                  COUPON            DATE          (000)         (000)
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (93.5%)
----------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                                                 7.50%        11/15/24       $ 20,000      $ 21,531
U.S. Treasury Bonds                                                7.875%         2/15/21        215,502       240,082
U.S. Treasury Bonds                                                8.125%         8/15/19        102,715       117,112
U.S. Treasury Bonds                                                8.875%         8/15/17        141,450       172,546
U.S. Treasury Bonds                                                8.875%         2/15/19        132,610       162,385
U.S. Treasury Bonds                                                9.875%        11/15/15         31,500        41,595
U.S. Treasury Bonds                                               10.375%        11/15/12         66,150        84,486
----------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
  (COST $805,372)                                                                                              839,737
----------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.4%)
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
Pooled Cash Account
  (COST $30,509)                                                    5.51%          2/3/97         30,509        30,509
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (96.9%)
  (COST $835,881)                                                                                              870,246
----------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (3.1%)
----------------------------------------------------------------------------------------------------------------------
Other Assets--Notes C and F                                                                                     40,244
Liabilities--Note F                                                                                            (12,547)
                                                                                                              --------
                                                                                                                27,697
----------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------
Applicable to 91,285,030 outstanding $.001 par value shares
  (authorized 300,000,000 shares)                                                                             $897,943
======================================================================================================================

NET ASSET VALUE PER SHARE                                                                                        $9.84
======================================================================================================================

*See Note A in Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------------
                                                                                                  AMOUNT           PER
                                                                                                   (000)         SHARE
----------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                 $871,080         $9.54
Undistributed Net Investment Income                                                                   --            --
Accumulated Net Realized Losses--Note D                                                           (7,502)         (.08)
Unrealized Appreciation--Note E                                                                   34,365           .38
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                      $897,943         $9.84
======================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FACE       MARKET
                                                                                 MATURITY      RATINGS**        AMOUNT       VALUE*
LONG-TERM CORPORATE PORTFOLIO                                      COUPON            DATE      (MOODY'S)         (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (81.3%)
-----------------------------------------------------------------------------------------------------------------------------------
FINANCE (20.3%)
  AUTO (0.3%)
  General Motors Acceptance Corp. MTN                               8.50%          1/1/03             A3     $  10,000     $ 10,769

  BANKS (13.0%)
  Banc One Corp.                                                    7.75%         7/15/25             A1        30,000       30,178
  Bank of Boston Corp.                                             6.625%         12/1/05           Baa1        30,000       28,904
  BankAmerica Corp.                                                10.00%          2/1/03             A2        20,000       22,982
  Barnett Banks, Inc.                                               8.50%         1/15/07             A3        15,000       16,291
  Citicorp                                                         7.125%          9/1/05             A2        15,000       15,031
  Citicorp                                                         7.625%          5/1/05             A2        10,000       10,283
  Comerica, Inc.                                                   7.125%         12/1/13             A2         5,000        4,773
  Comerica, Inc.                                                   8.375%         7/15/24             A2        20,000       20,785
  Fifth Third Bancorp                                               6.75%         7/15/05             A1        20,000       19,521
  First Bank N.A.                                                   7.55%         6/15/04             A2        13,000       13,456
  First Bank System                                                7.625%          5/1/05             A3         2,500        2,579
  First Chicago Corp.                                              6.375%         1/30/09             A2        20,000       18,375
  First Union Corp.                                                 6.00%        10/30/08             A2        10,000        9,030
  First Union Corp.                                                 7.50%         4/15/35             A2        11,000       11,433
  Golden West Financial Corp.                                       6.00%         10/1/03             A3        25,000       23,733
  National City Bank Pennsylvania                                   7.25%        10/21/11             A1        14,000       13,899
  National City Corp.                                               7.20%         5/15/05             A2        15,000       15,080
  NationsBank Corp.                                                 7.25%        10/15/25             A2        20,000       19,100
  NationsBank Corp.                                                 7.75%         8/15/04             A2        15,000       15,584
  NationsBank Corp.                                                 7.75%         8/15/15             A2        10,000       10,158
  Republic New York Corp.                                           9.70%          2/1/09             A1        15,000       18,027
  SunTrust Banks, Inc.                                              6.00%         2/15/26             A2        25,000       23,380
  SunTrust Banks, Inc.                                             7.375%          7/1/02             A1         5,000        5,145
  Wachovia Corp.                                                   6.605%         10/1/25             A1        30,000       29,597
  Wachovia Corp.                                                    6.80%          6/1/05             A1        15,000       14,828
  Wells Fargo & Co.                                                6.125%         11/1/03             A2        20,000       19,110

  DIVERSIFIED (2.3%)
  Exxon Capital Corp.                                               6.00%          7/1/05            Aaa        10,000        9,457
  General Electric Capital Corp.                                   8.125%         5/15/12            Aaa        42,000       46,026
  Texaco Capital, Inc.                                              9.75%         3/15/20             A1        17,000       21,325

  INSURANCE (3.9%)
  Allstate Corp.                                                    7.50%         6/15/13             A2        10,000       10,022
  AMBAC, Inc.                                                       7.50%          5/1/23            Aa2        20,000       19,600
  General Electric Global Insurance Holdings Corp.                  7.00%         2/15/26            Aa1        50,000       47,473
  General Re Corp.                                                  9.00%         9/12/09            Aa1        15,000       17,058
  TransAmerica Corp.                                               9.375%          3/1/08             A2        10,000       11,628
  Travelers/Aetna Property Casualty Corp.                           7.75%         4/15/26             A2        25,000       25,297

  OTHER (0.8%)
  U S WEST Capital Funding, Inc.                                    7.30%         1/15/07           Baa1        25,000       25,040
                                                                                                                          ---------
                                                                                                                            674,957
                                                                                                                          ---------
INDUSTRIAL (43.2%)
  AEROSPACE & DEFENSE (2.7%)
  Lockheed Martin Corp.                                             7.65%          5/1/16             A3        35,000       35,825
  Northrop Grumman Corp.                                           9.375%        10/15/24           Baa3        20,000       21,794
  Raytheon Co.                                                     7.375%         7/15/25             A3        35,000       32,565

  AUTOMOTIVE (4.0%)
  Eaton Corp.                                                       6.50%          6/1/25             A2        10,000        9,680
  Eaton Corp.                                                      7.625%          4/1/24             A2        15,000       14,886
  Ford Motor Co.                                                   8.875%         1/15/22             A1        40,000       45,743

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FACE       MARKET
                                                                                 MATURITY      RATINGS**        AMOUNT       VALUE*
LONG-TERM CORPORATE PORTFOLIO                                      COUPON            DATE      (MOODY'S)         (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
  General Motors Corp.                                              7.40%          9/1/25             A3     $  20,000     $ 19,654
  General Motors Corp.                                              7.70%         4/15/16             A3        10,000       10,245
  General Motors Corp.                                              9.40%         7/15/21             A3        20,000       23,783
  Johnson Controls                                                  8.20%         6/15/24             A2        10,000       10,275

  BASIC INDUSTRIES (4.0%)
  Browning-Ferris Industries, Inc.                                 6.375%         1/15/08             A2        15,000       14,117
  Browning-Ferris Industries, Inc.                                  7.40%         9/15/35             A2        30,000       28,651
  General Electric Capital Services                                 7.50%         8/21/35            Aaa        10,960       11,187
  Hubbell Inc.                                                     6.625%         10/1/05             A2        10,000        9,783
  Morton International, Inc.                                        9.25%          6/1/20             A1        10,000       12,002
  PPG Industries, Inc.                                              9.00%          5/1/21             A1         9,750       11,432
  Parker-Hannifin Corp.                                             7.30%         5/15/11             A2        20,000       20,193
  Worthington Industries Inc.                                      7.125%         5/15/06             A3        24,525       24,679

  CHEMICALS (6.4%)
  ARCO Chemical Co.                                                 9.80%          2/1/20             A3        25,000       30,965
  Air Products & Chemicals, Inc.                                   7.375%          5/1/05             A2        15,000       15,382
  Air Products & Chemicals, Inc.                                    8.75%         4/15/21             A2        12,550       14,199
  E.I. du Pont de Nemours & Co.                                     8.25%         1/15/22            Aa3        35,000       36,578
  Eastman Chemical Co.                                              7.25%         1/15/24             A3        20,000       19,231
  Eastman Chemical Co.                                              7.60%          2/1/27             A3        20,000       19,776
  Monsanto Co.                                                      8.20%         4/15/25             A1        20,000       20,264
  Monsanto Co.                                                     8.875%        12/15/09             A1        20,000       22,579
  Rohm & Haas Co.                                                   9.80%         4/15/20 (1)         A1         5,000        6,027
  Union Tank Car                                                   7.125%          2/1/07             A3        15,000       15,018
  Witco Chemical Corp.                                             6.875%          2/1/26             A3        15,000       13,756

  COMPUTERS & ELECTRONIC EQUIPMENT (2.5%)
  International Business Machines Corp.                             7.00%        10/30/25             A1        33,000       31,179
  Motorola, Inc.                                                    7.50%         5/15/25            Aa3        50,000       51,007

  CONSUMER GOODS & SERVICES (4.7%)
  Bristol-Myers Squibb                                              6.80%        11/15/26            Aaa        15,000       14,294
  The Coca-Cola Co.                                                 6.00%         7/15/03            Aa3        15,000       14,448
  Johnson & Johnson                                                 8.72%         11/1/24            Aaa        30,000       32,873
  Philips Electronics NV                                            7.75%         5/15/25             A3        18,275       18,212
  Procter & Gamble Co.                                              8.50%         8/10/09            Aa2        10,000       11,251
  Procter & Gamble Co. ESOP                                         9.36%          1/1/21 (1)        Aa2        35,000       42,108
  Whirlpool Corp.                                                   9.10%          2/1/08             A3        20,000       22,829

  ENERGY & RELATED GOODS & SERVICES (4.1%)
  Husky Oil Ltd.                                                    7.55%        11/15/16           Baa3        20,000       19,766
  Mobil Corp.                                                      8.625%         8/15/21            Aa2        22,000       25,391
  Petro-Canada                                                     7.875%         6/15/26             A3        12,760       13,313
  Phillips Petroleum Co.                                            9.18%         9/15/21             A3        25,000       27,138
  Talisman Energy                                                  7.125%          6/1/07           Baa1        20,000       19,730
  Texaco Capital, Inc.                                             8.625%        11/15/31             A1        13,000       14,943
  United Technologies Corp.                                        8.875%        11/15/19             A2        15,000       17,342

  FOOD & LODGING (1.9%)
  CPC International, Inc.                                           6.15%         1/15/06             A2        20,000       18,871
  CPC International, Inc.                                           7.25%        12/15/26             A2        13,000       12,728
  McDonald's Corp.                                                  7.05%        11/15/25            Aa2        23,275       21,997
  McDonald's Corp.                                                 7.375%         7/15/33            Aa2         8,500        8,299

  HEALTH CARE (2.9%)
  Baxter International Inc.                                         7.65%          2/1/27             A3        25,000       25,312
  Eli Lilly & Co.                                                  7.125%          6/1/25            Aa3        45,000       43,859
  Merck & Co.                                                       6.30%          1/1/26            Aaa        30,000       26,600

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FACE       MARKET
                                                                                 MATURITY      RATINGS**        AMOUNT       VALUE*
                                                                   COUPON            DATE      (MOODY'S)         (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
  MEDIA & COMMUNICATIONS (2.9%)
  The Walt Disney Co.                                               6.75%         3/30/06             A2      $ 25,000   $   24,667
  New York Times Co.                                                8.25%         3/15/25             A1        30,000       31,060
  News America Holdings                                             8.00%        10/17/16           Baa3        20,000       19,639
  Tribune Co.                                                      6.875%         11/1/06             A3        20,000       19,730

  PAPER (4.8%)
  Georgia-Pacific Corp.                                            8.625%         4/30/25           Baa2        10,000       10,181
  Georgia-Pacific Corp.                                             9.50%         5/15/22           Baa2        10,000       10,668
  Georgia-Pacific Corp.                                            9.875%         11/1/21           Baa2        30,000       33,304
  International Paper Co.                                          6.875%         11/1/23             A3        10,000        8,912
  International Paper Co.                                          8.125%         6/15/24             A3        30,000       30,495
  The Mead Corp.                                                   8.125%          2/1/23             A3        15,000       15,080
  Westvaco Corp.                                                    9.75%         6/15/20             A1        15,000       18,536
  Weyerhaeuser Co.                                                  8.50%         1/15/25             A2        30,000       33,183

  TRANSPORTATION (2.3%)
  Burlington Northern Santa Fe Corp.                               6.375%        12/15/05           Baa2        12,500       11,909
  Union Pacific Corp.                                               7.00%          2/1/16           Baa2        20,000       18,906
  United Parcel Service                                            8.375%          4/1/20            Aaa        40,000       44,818
                                                                                                                         ----------
                                                                                                                          1,434,847
                                                                                                                         ----------
UTILITIES (17.8%)
AT&T Corp.                                                         8.625%         12/1/31            Aa3        40,000       42,076
BellSouth Telecommunications                                        7.00%         10/1/25            Aaa        10,000        9,713
BellSouth Telecommunications                                        7.50%         6/15/33            Aaa        35,000       34,290
Cincinnati Gas & Electric Co.                                       6.90%          6/1/25           Baa1        16,000       15,986
Cincinnati Gas & Electric Co.                                       7.20%         10/1/23             A3         5,100        4,722
Consolidated Edison Co. of New York, Inc.                          6.375%          4/1/03             A1        15,000       14,659
Coastal Corp.                                                       7.75%        10/15/35           Baa3        20,000       20,027
Coastal Corp.                                                      9.625%         5/15/12           Baa3        20,000       23,536
Duke Power Co.                                                      7.00%          7/1/33            Aa2        10,000        9,118
El Paso Natural Gas                                                 7.50%        11/15/26           Baa2        17,820       17,558
Enron Corp.                                                        6.875%        10/15/07           Baa2        15,000       14,735
Enron Corp.                                                         7.00%         8/15/23           Baa2         8,000        7,189
GTE Florida, Inc.                                                   6.31%        12/15/02             A2         5,000        4,909
GTE Southwest Inc.                                                  6.00%         1/15/06             A2        10,000        9,337
Houston Lighting & Power Co.                                        9.15%         3/15/21             A3        20,000       23,271
Illinois Bell Telephone Co.                                        6.625%          2/1/25            Aa1        10,700        9,525
Indiana Bell Telephone Co.                                          7.30%         8/15/26            Aaa        20,000       19,973
Michigan Bell Telephone Co.                                         7.85%         1/15/22            Aa1        20,000       21,023
New Jersey Bell Telephone Co.                                       8.00%          6/1/22            Aaa        20,000       21,605
New York Telephone Co.                                              7.25%         2/15/24             A2        15,000       14,162
Northern States Power Corp.                                        7.125%          7/1/25             A1        25,000       24,367
Oklahoma Gas & Electric Co.                                         7.30%        10/15/25             A1        15,000       14,086
Pacific Bell Telephone Co.                                         7.125%         3/15/26             A1        15,000       14,381
Pacific Bell Telephone Co.                                         7.375%         6/15/25             A1        10,000        9,576
PacifiCorp                                                         6.625%          6/1/07             A2        10,000        9,626
PacifiCorp MTN                                                      6.71%         1/15/26             A2        10,000        8,970
Pacific Gas & Electric Co.                                          8.25%         11/1/22             A2        25,000       25,652
Pacific Gas & Electric Co.                                         8.375%          5/1/25             A2         5,000        5,150
Southern California Gas Co.                                         7.50%         6/15/23             A2        20,000       19,065
Southwestern Bell Telephone Co.                                     7.20%        10/15/26            Aa3        32,500       30,943
Southwestern Bell Telephone Co.                                     7.25%         7/15/25            Aa3         7,500        7,140
Southwestern Public Service Co.                                     8.20%         12/1/22            Aa2        12,500       13,053
Virginia Electric Power Co.                                         8.25%          3/1/25             A2        20,000       20,717
Virginia Electric Power Co.                                        8.625%         10/1/24             A2        11,000       11,594
U S WEST Communications Group                                      6.875%         9/15/33            Aa3        45,000       40,246
                                                                                                                         ----------
                                                                                                                            591,980
                                                                                                                         ----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $2,637,769)                                                                                                       2,701,784
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FACE       MARKET
                                                                                 MATURITY      RATINGS**        AMOUNT       VALUE*
LONG-TERM CORPORATE PORTFOLIO                                      COUPON            DATE      (MOODY'S)         (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR DENOMINATED) (9.2%)
-----------------------------------------------------------------------------------------------------------------------------------
Banque Nationale Paris-NY                                           7.20%         1/15/07             A1      $ 15,000   $   14,961
BHP Finance USA                                                     6.69%          3/1/06             A2        20,000       19,445
Province of British Columbia                                        6.50%         1/15/26            Aa2        30,000       27,301
Credit National Euro-Dollar                                         7.00%        11/14/05             A3        15,000       14,430
Inter-American Development Bank                                    6.125%          3/8/06            Aaa        25,000       24,003
Italy Global Bond                                                  6.875%         9/27/23            Aa3        60,000       56,638
Province of Manitoba                                               6.125%         1/19/04             A1         2,000        1,930
Province of Manitoba                                               8.875%         9/15/21             A1        10,000       11,672
Province of Ontario                                                 6.00%         2/21/06            Aa3        25,000       23,508
Province of Ontario                                                 7.75%          6/4/02            Aa3        15,000       15,806
Province of Quebec                                                  7.50%         7/15/23             A2        50,000       49,289
Province of Saskatchewan                                            8.50%         7/15/22             A3        19,000       21,239
Societe Generale                                                    7.40%          6/1/06            Aa3        25,000       25,333
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
  (COST $308,903)                                                                                                           305,555
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (6.6%)
-----------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                                    15.50%         10/1/12                           10           12
Government National Mortgage Assn.                                  6.50%       11/15/23-
                                                                                  3/15/26                       94,567       90,757
U.S. Treasury Bond                                                  7.25%         5/15/16                      125,000      130,371
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $218,553)                                                 221,140
-----------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.4%)
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
Pooled Cash Account
  (COST $79,713)                                                    5.51%          2/3/97                       79,713       79,713
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%)
  (COST $3,244,938)                                                                                                       3,308,192
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Notes C and F                                                                                                  80,664
Liabilities--Note F                                                                                                         (65,317)
                                                                                                                        -----------
                                                                                                                             15,347
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 381,438,901 outstanding $.001 par value shares
  (authorized 700,000,000 shares)                                                                                        $3,323,539
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                     $8.71
===================================================================================================================================

 *See Note A in Notes to Financial Statements.
**Unaudited.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
MTN--Medium-Term Note.

----------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------------
                                                                                                  AMOUNT           PER
                                                                                                   (000)         SHARE
----------------------------------------------------------------------------------------------------------------------
Paid in Capital--Note D                                                                       $3,258,803         $8.54
Undistributed Net Investment Income                                                                   --            --
Accumulated Net Realized Gains--Note D                                                             1,482            --
Unrealized Appreciation--Note E                                                                   63,254           .17
----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                    $3,323,539         $8.71
======================================================================================================================

===================================================================================================================================
                                                                                                                  FACE       MARKET
                                                                                 MATURITY      RATINGS**        AMOUNT       VALUE*
HIGH YIELD CORPORATE PORTFOLIO                                     COUPON            DATE      (MOODY'S)         (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (89.6%)
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL (3.0%)
American Reinsurance                                              10.875%         9/15/04            Aa2       $10,000     $ 10,739
Anchor Bancorp Inc.                                                8.938%          7/9/03            Ba3        10,000       10,250
Chevy Chase Savings Bank                                            9.25%         12/1/08             B1        10,000       10,200
Coast Federal Bank                                                 13.00%        12/31/02            Ba2         5,700        6,270
Coast Savings Financial, Inc.                                      10.00%          3/1/00            Ba2         4,600        4,784
ContiFinancial Corp.                                               8.375%         8/15/03            Ba1         9,875       10,072
Dime Bancorp, Inc.                                                 10.50%        11/15/05            Ba3        10,000       10,900
First Federal Financial                                            11.75%         10/1/04             B2         5,000        5,100
Imperial Credit Industries, Inc.                                   9.875%         1/15/07             B1        20,000       20,500
Riggs National Corp.                                                8.50%          2/1/06            Ba1        10,000       10,500
Western Financial Savings                                           8.50%          7/1/03            Ba3        10,000       10,071
                                                                                                                          ---------
                                                                                                                            109,386
                                                                                                                          ---------
INDUSTRIAL (81.8%)
  AEROSPACE & DEFENSE (1.0%)
  K & F Industries                                                10.375%          9/1/04             B2         4,285        4,521
  Northrop Grumman Corp.                                           9.375%        10/15/24           Baa3        20,000       21,794
  Wyman-Gordon Co.                                                 10.75%         3/15/03            Ba3         9,000        9,720

  BASIC INDUSTRIES (15.7%)
  American Standard Inc.                                           9.875%          6/1/01             B1        20,000       21,100
  American Standard Inc.                                          11.375%         5/15/04            Ba3        20,000       21,400
  Bell & Howell Co.                                                 9.25%         7/15/00             B1         8,000        8,140
  Cincinnati Milacron, Inc.                                        8.375%         3/15/04            Ba1        11,500       11,730
  Collins & Aikman Products Co.                                    11.50%         4/15/06             B3        40,000       44,000
  Dan River Inc.                                                  10.125%        12/15/03             B3        11,835       12,160
  Day International Group Inc.                                    11.125%          6/1/05             B3         5,000        5,275
  Dominion Textile (USA) Inc.                                      8.875%         11/1/03            Ba2        15,000       15,150
  Dominion Textile (USA) Inc.                                       9.25%          4/1/06            Ba2        10,000       10,200
  Envirosource, Inc.                                                9.75%         6/15/03             B3        15,000       14,250
  Essex Group                                                      10.00%          5/1/03             B1        18,000       18,720
  Exide Corp.                                                      10.00%         4/15/05             B1        28,000       28,945
  Exide Corp.                                                      10.75%        12/15/02             B1        15,000       15,750
  Goss Graphic Systems, Inc.                                       12.00%        10/15/06             B2        20,000       20,950
  Great Lakes Carbon Corp.                                         10.00%          1/1/06            Ba3         6,000        6,360
  Hayes Wheels International, Inc.                                 11.00%         7/15/06             B3        25,000       27,375
  Howmet Corp.                                                     10.00%         12/1/03             B2         4,320        4,709
  Iron Mountain, Inc.                                             10.125%         10/1/06             B3        16,500       17,490
  Koppers Industries, Inc.                                          8.50%          2/1/04             B1        10,000        9,700
  Lear Corp.                                                        9.50%         7/15/06             B1        15,000       15,750
  Lear Seating Corp.                                                8.25%          2/1/02             B1        13,000       13,130
  Lear Seating Corp.                                               11.25%         7/15/00            Ba3        10,730       10,958
  Mark IV Industries, Inc.                                          8.75%          4/1/03            Ba3        15,000       15,300
  Mettler Toledo, Inc.                                              9.75%         10/1/06             B2        13,500       14,175
  Owens-Illinois, Inc.                                             10.00%          8/1/02             B2        22,000       23,100
  Owens-Illinois, Inc.                                             10.25%          4/1/99             B2        23,000       23,086
  Owens-Illinois, Inc.                                             11.00%         12/1/03            Ba3        40,000       44,500
  Penda Industries                                                 10.75%          3/1/04             B2         5,200        5,109
  Schuller International Group, Inc.                              10.875%        12/15/04            Ba3        35,000       38,675
  Specialty Equipment Cos., Inc.                                  11.375%         12/1/03             B3        16,500       17,985
  Tultex Corp.                                                    10.625%         3/15/05            Ba3        11,000       11,797
  UCAR Global Enterprises, Inc.                                    12.00%         1/15/05             B1         8,000        9,160
  Walbro Corp.                                                     9.875%         7/15/05             B1        10,000       10,250
  Wolverine Tube, Inc.                                            10.125%          9/1/02            Ba2         9,000        9,540

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FACE       MARKET
                                                                                 MATURITY      RATINGS**        AMOUNT       VALUE*
HIGH YIELD CORPORATE PORTFOLIO                                     COUPON            DATE      (MOODY'S)         (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
  CABLE (8.4%)
  Cablevision Systems Corp.                                         9.25%         11/1/05             B2      $ 30,000     $ 29,663
  Cablevision Systems Corp.                                        9.875%         5/15/06             B2         3,000        3,068
  Cablevision Systems Corp.                                        9.875%         2/15/13             B2        15,000       14,700
  Comcast Corp.                                                    9.125%        10/15/06             B1        25,000       25,125
  Comcast Corp.                                                    9.375%         5/15/05             B1        24,000       24,600
  Comcast Corp.                                                     9.50%         1/15/08             B1        20,000       20,500
  Comcast Corp.                                                   10.625%         7/15/12             B1        30,000       33,150
  Galaxy Telecom LP                                               12.375%         10/1/05             B3         4,890        5,208
  Lenfest Communications, Inc.                                     8.375%         11/1/05            Ba3        35,000       33,600
  Rifkin Acquisition Partners LLLP                                11.125%         1/15/06             B3        10,000       10,525
  Rogers Cablesystem Ltd.                                          9.625%          8/1/02            Ba3        12,000       12,480
  TCI Communications, Inc.                                         6.875%         2/15/06            Ba1        40,000       37,074
  Tele-Communications, Inc.                                         8.75%         2/15/23            Ba1        21,000       20,063
  Tele-Communications, Inc.                                         9.25%         1/15/23            Ba1        40,000       39,902

  CHEMICALS (5.9%)
  Acetex Corp.                                                      9.75%         10/1/03             B1        10,000        9,950
  Agricultural Minerals & Chemicals                                10.75%         9/30/03            Ba3        15,000       16,200
  Arcadian Partners LP                                             10.75%          5/1/05             B2        30,000       32,775
  Borden Chemicals & Plastics LP                                    9.50%          5/1/05            Ba2        20,000       20,500
  Buckeye Cellulose Corp.                                           8.50%        12/15/05            Ba3        12,000       12,060
  General Chemical Inc.                                             9.25%         8/15/03             B2        10,000       10,300
  Harris Chemical North America, Inc.                              10.75%        10/15/03             B3        32,000       33,360
  Rexene Corp.                                                     11.75%         12/1/04             B1        17,500       19,644
  Sifto Canada Inc.                                                 8.50%         7/15/00             B1         5,775        5,717
  Sterling Chemicals, Inc.                                         11.75%         8/15/06             B3        27,500       29,219
  UCC Investors Holdings                                           11.00%          5/1/03             B3        27,000       28,755

  COMPUTERS & ELECTRONIC EQUIPMENT (0.9%)
  Advanced Micro Devices, Inc.                                     11.00%          8/1/03            Ba1        30,000       33,000

  CONSUMER GOODS & SERVICES (3.2%)
  American Safety Razor Co.                                        9.875%          8/1/05             B1        10,000       10,500
  Dr. Pepper Bottling Co. of Texas                                 10.25%         2/15/00             B3         5,650        5,904
  Playtex Family Products Corp.                                     9.00%        12/15/03             B2        15,000       14,925
  Sweetheart Cup Co. Inc.                                          9.625%          9/1/00             B1        19,000       19,712
  Sweetheart Cup Co. Inc.                                          10.50%          9/1/03             B3        11,000       11,550
  Westpoint Stevens, Inc.                                           8.75%        12/15/01            Ba3        30,000       30,675
  Westpoint Stevens, Inc.                                          9.375%        12/15/05             B2        23,375       24,252

  ENERGY & RELATED GOODS & SERVICES (4.7%)
  Energy Ventures Inc.                                             10.25%         3/15/04             B1         8,000        8,620
  Falcon Drilling Co., Inc.                                        8.875%         3/15/03             B1        11,000       11,495
  Flores & Rucks, Inc.                                              9.75%         10/1/06             B3        10,000       10,625
  Maxus Energy Corp.                                               9.375%         11/1/03             B1        15,000       15,637
  J. Ray McDermott, S.A.                                           9.375%         7/15/06             B1        25,000       26,125
  Mesa Operating Co.                                              10.625%          7/1/06             B2        30,000       32,475
  Noble Drilling Corp.                                             9.125%          7/1/06            Ba2         6,000        6,390
  Oryx Energy Co.                                                   8.00%        10/15/03            Ba2        10,000       10,250
  Oryx Energy Co.                                                  8.125%        10/15/05            Ba2        15,000       15,375
  Plains Resources, Inc.                                           10.25%         3/15/06             B2        12,000       12,960
  Santa Fe Energy Resources, Inc.                                  11.00%         5/15/04             B1        10,000       10,950
  Seagull Energy Corp.                                             8.625%          8/1/05             B1        10,000       10,150

  FOOD & LODGING (2.1%)
  ARA Group, Inc.                                                   8.50%          6/1/03            Ba3        10,000       10,225
  ARA Services, Inc.                                              10.625%          8/1/00            Ba1        10,000       11,000

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FACE       MARKET
                                                                                 MATURITY      RATINGS**        AMOUNT       VALUE*
                                                                   COUPON            DATE      (MOODY'S)         (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
  Foodbrands America, Inc.                                         10.75%         5/15/06             B3       $ 8,000     $  8,440
  John Q. Hammons Hotels, Inc.                                     8.875%         2/15/04             B1         5,000        4,950
  La Quinta Inns Inc.                                               9.25%         5/15/03            Ba3        12,000       12,480
  PMI Acquisition Corp.                                            10.25%          9/1/03             B2        20,000       20,600
  Red Roof Inns, Inc.                                              9.625%        12/15/03             B2         9,000        9,135

  GROCERY STORES (3.6%)
  Bruno's                                                          10.50%          8/1/05             B3        13,965       14,559
  Dominick's Finer Foods, Inc.                                    10.875%          5/1/05             B2        19,000       20,948
  Grand Union Co.                                                  12.00%          9/1/04             B3        55,000       55,137
  Kroger Co.                                                        8.50%         6/15/03            Ba1        15,000       15,600
  Smith's Food & Drug Centers, Inc.                                11.25%         5/15/07             B3        25,000       27,844

  HEALTH CARE (5.9%)
  Abbey Healthcare Group, Inc.                                      9.50%         11/1/02             B1         8,000        8,340
  Beverly Enterprises Inc.                                          9.00%         2/15/06             B1        18,000       18,045
  Genesis Health Ventures Inc.                                      9.75%         6/15/05             B1         5,000        5,250
  Grancare Inc.                                                    9.375%         9/15/05             B2        10,000       10,900
  HEALTHSOUTH Corp.                                                 9.50%          4/1/01            Ba3        10,000       10,650
  Integrated Health Services, Inc.                                 9.625%         5/31/02             B1        10,000       10,300
  Manor Care, Inc.                                                  9.50%        11/15/02            Ba1         8,000        8,440
  Owens & Minor, Inc.                                             10.875%          6/1/06             B1        15,000       16,256
  Quorum Health Group, Inc.                                         8.75%         11/1/05             B1         6,000        6,135
  Tenet Healthcare Corp.                                           8.625%         1/15/07            Ba3        30,000       30,450
  Tenet Healthcare Corp.                                          10.125%          3/1/05            Ba3        84,000       92,190

  HOME BUILDING & REAL ESTATE (1.2%)
  Continental Homes Holdings Corp.                                 10.00%         4/15/06            Ba3        10,000       10,325
  Triangle Pacific Corp.                                           10.50%          8/1/03             B1        13,000       13,942
  Del E. Webb Corp.                                                 9.00%         2/15/06             B2        10,000        9,800
  Del E. Webb Corp.                                               10.875%         3/31/00            Ba3        10,000       10,062

  MEDIA & COMMUNICATIONS (10.9%)
  American Radio Systems Corp.                                      9.00%          2/1/06             B2        10,000        9,900
  CBS Inc.                                                         7.625%          1/1/02            Ba1        15,000       15,021
  Chancellor Radio Broadcasting Co.                                9.375%         10/1/04             B3        17,000       17,128
  Infinity Broadcasting Corp.                                     10.375%         3/15/02            Ba3        15,000       15,825
  JCAC, Inc.                                                      10.125%         6/15/06             B2        10,000       10,450
  Muzak LP Capital Corp.                                           10.00%         10/1/03            Ba3        10,000       10,350
  Outdoor Systems Inc.                                             9.375%        10/15/06             B1        15,000       15,300
  Paging Network, Inc.                                             8.875%          2/1/06             B2        19,000       17,765
  Paging Network, Inc.                                            10.125%          8/1/07             B2        25,000       24,937
  Rogers Cantel Mobile                                            11.125%         7/15/02             B2        20,000       21,050
  Time Warner Inc.                                                  7.48%         1/15/08            Ba1        16,000       15,277
  Time Warner Inc.                                                 9.125%         1/15/13            Ba1        25,000       27,096
  Turner Broadcasting System, Inc.                                 8.375%          7/1/13            Ba1        15,000       15,321
  Universal Outdoor Holdings, Inc.                                  9.75%        10/15/06             B1        19,000       19,475
  Viacom International Inc.                                         8.00%          7/7/06             B1        90,000       87,300
  Westinghouse Electric Corp.                                      6.875%          9/1/03            Ba1        13,000       12,057
  Westinghouse Electric Corp.                                      8.375%         6/15/02            Ba1        20,000       20,422
  Westinghouse Electric Corp.                                      8.875%          6/1/01            Ba1        15,000       15,672
  World Color Press                                                9.125%         3/15/03             B1        15,000       15,000
  Young Broadcasting Corp.                                          9.00%         1/15/06             B2         6,750        6,581
  Young Broadcasting Corp.                                         11.75%        11/15/04             B2         6,750        7,391

  METAL (6.9%)
  AK Steel Holding Corp.                                           9.125%        12/15/06            Ba2        55,000       56,238
  AK Steel Holding Corp.                                           10.75%          4/1/04            Ba2        32,000       34,720

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FACE       MARKET
                                                                                 MATURITY      RATINGS**        AMOUNT       VALUE*
HIGH YIELD CORPORATE PORTFOLIO                                     COUPON            DATE      (MOODY'S)         (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
  Acme Metals Inc.                                                 12.50%          8/1/02             B1      $ 10,000     $ 10,900
  Algoma Steel Inc.                                               12.375%         7/15/05             B1        20,000       22,050
  Armco, Inc.                                                      9.375%         11/1/00             B2        12,000       12,180
  Armco, Inc.                                                     11.375%        10/15/99             B2        10,000       10,500
  Bethlehem Steel Corp.                                           10.375%          9/1/03             B1        10,500       11,130
  GS Technologies Operating Co., Inc.                              12.25%         10/1/05             B2        12,500       13,281
  Kaiser Aluminum & Chemical Corp.                                 9.875%         2/15/02             B1         8,235        8,441
  NS Group Inc.                                                    13.50%         7/15/03             B3        10,000       10,950
  Northwestern Steel & Wire Co.                                     9.50%         6/15/01             B1        11,500       11,385
  Oregon Steel Mills, Inc.                                         11.00%         6/15/03             B1        15,000       16,200
  Ryerson Tull, Inc.                                               9.125%         7/15/06            Ba1        10,000       10,450
  Weirton Steel Corp.                                              10.75%          6/1/05             B2        12,500       12,500
  Weirton Steel Corp.                                              11.50%          3/1/98             B2         2,707        2,788
  Wheeling-Pittsburgh Corp.                                        9.375%        11/15/03             B1         8,440        8,419

  PAPER (10.1%)
  Container Corp. of America                                        9.75%          4/1/03             B1        50,000       52,750
  Container Corp. of America                                       10.75%          5/1/02             B1         3,000        3,270
  Doman Industries, Ltd.                                            8.75%         3/15/04            Ba3        22,000       20,790
  Domtar Inc.                                                       8.75%          8/1/06            Ba1        15,000       15,713
  Fort Howard Corp.                                                 8.25%          2/1/02             B1        10,000        9,975
  Fort Howard Corp.                                                 9.00%          2/1/06             B2        25,000       25,500
  Fort Howard Corp.                                                 9.25%         3/15/01             B1        45,000       46,913
  Quno Corp.                                                       9.125%         5/15/05            Ba2        15,000       15,300
  Rainy River Forest Products                                      10.75%        10/15/01            Ba1        11,000       11,907
  Riverwood International Corp.                                    10.25%          4/1/06             B3        20,000       19,100
  Riverwood International Corp.                                   10.875%          4/1/08            Caa        17,000       14,705
  SD Warren Co.                                                    12.00%        12/15/04             B1        37,500       40,875
  Stone Consolidated Corp.                                         10.25%        12/15/00            Ba1        10,000       10,575
  Stone Container Corp.                                            9.875%          2/1/01             B1        65,000       64,350
  Tembec Finance Corp.                                             9.875%         9/30/05             B1        20,000       19,050

  TRANSPORTATION (1.3%)
  Johnstown America Industries, Inc.                               11.75%         8/15/05             B3         7,650        7,459
  Newport News Shipbuilding Inc.                                   8.625%         12/1/06            Ba2        20,000       20,600
  Newport News Shipbuilding Inc.                                    9.25%         12/1/06             B1        20,000       20,800
                                                                                                                         ----------
                                                                                                                          3,004,747
                                                                                                                         ----------
UTILITIES (4.8%)
AmeriGas Partners LP Series B                                     10.125%         4/15/07            Ba2        10,000       10,538
Cleveland Electrical Illumination                                   9.50%         5/15/05            Ba2        24,225       26,098
El Paso Electric Co. Series C                                       8.25%          2/1/03            Ba3        15,000       15,413
El Paso Electric Co. Series D                                       8.90%          2/1/06            Ba3        23,000       24,026
El Paso Electric Co. Series E                                       9.40%          5/1/11            Ba3        28,000       29,960
First Public Venture Funding                                       10.15%         1/15/16            Ba3         9,583       10,158
Long Island Lighting Co.                                            9.00%         11/1/22            Ba3        10,000       10,677
Midland Cogeneration Venture                                       11.75%         7/23/05             B2        25,000       27,897
Niagara Mohawk Power Corp.                                         6.875%          4/1/03            Ba3        10,000        9,129
Texas-New Mexico Power Co.                                         10.75%         9/15/03            Ba3        14,000       14,910
                                                                                                                         ----------
                                                                                                                            178,806
                                                                                                                         ----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $3,205,528)                                                                                                       3,292,939
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (5.5%)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes                                                 4.75%         9/30/98                       50,000       49,148
U.S. Treasury Notes                                                 6.25%         5/31/00                       50,000       50,163
U.S. Treasury Notes                                                 6.50%         5/31/01                       50,000       50,476
U.S. Treasury Notes                                                 6.75%         5/31/99                       50,000       50,805
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $199,932)                                                                                                           200,592
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FACE       MARKET
                                                                                 MATURITY                       AMOUNT       VALUE*
                                                                   COUPON            DATE                        (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.7%)
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
Pooled Cash Account
  (COST $98,267)                                                    5.51%          2/3/97                      $98,267   $   98,267
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.8%)
  (COST $3,503,727)                                                                                                       3,591,798
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.2%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Notes C and F                                                                                                 228,842
Liabilities--Note F                                                                                                        (146,698)
                                                                                                                         ----------
                                                                                                                             82,144
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 467,011,054 outstanding $.001 par value shares
  (authorized 700,000,000 shares)                                                                                        $3,673,942
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                     $7.87
===================================================================================================================================

 *See Note A in Notes to Financial Statements.
**Unaudited.

-----------------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 1997, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               AMOUNT           PER
                                                                                                                (000)         SHARE
-----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                            $3,671,203         $7.86
Undistributed Net Investment Income                                                                                --            --
Accumulated Net Realized Losses--Note D                                                                       (85,332)         (.18)
Unrealized Appreciation--Note E                                                                                88,071           .19
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                 $3,673,942         $7.87
===================================================================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Directors of
Vanguard Fixed Income Securities Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights appearing in the Annual Report to Shareholders present fairly, in all material respects, the financial position of Short-Term U.S. Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term U.S. Treasury, Intermediate-Term Corporate, Long-Term U.S. Treasury, Long-Term Corporate, and High Yield Corporate Portfolios (separate portfolios of Vanguard Fixed Income Securities Fund, the "Fund") at January 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1997 by correspondence with the custodian and, with respect to unsettled securities transactions, the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 28, 1997





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